Document and Entity Information	6 Months Ended
Jul. 13, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	BankUnited, Inc.
Entity Central Index Key	0001504008
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Document Period End Date	Jul 13, 2011
Amendment Flag	false

Consolidated Balance Sheets - Unaudited (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	May 21, 2009 BankUnited, FSB and Subsidiaries
Cash and due from banks:
Non-interest bearing	$ 34,899	$ 44,860	$ 57,788	$ 215,941
Interest bearing	12,159	12,523	2,805
Due from Federal Reserve Bank	291,582	502,828	290,192	919,755
Federal funds sold	5,119	4,563	5,430	7,584
Cash and cash equivalents	343,759	564,774	356,215	1,143,280
Investment securities available for sale, at fair value (including covered securities of $255,709, $263,568, and $275,726)	3,769,368	2,926,602	2,243,143	538,944
Federal Home Loan Bank stock	182,639	217,408	243,334	243,334
Loans held for sale	1,152	2,659	0	788
Loans (including covered loans of $2,923,637, $3,396,047, and $4,486,878)	3,818,265	3,934,217	4,611,519	11,014,215
Allowance for loan losses	(56,639)	(58,360)	(22,621)	(1,227,173)
Loans, net	3,761,626	3,875,857	4,588,898	9,787,042
FDIC indemnification asset	2,252,920	2,667,401	3,279,165
Bank owned life insurance	164,794	207,061	132,330	129,111
Other real estate owned, covered by loss sharing agreements	141,723	206,680	120,110	177,679
Deferred tax asset, net	0	0	22,533	0
Income tax receivable	12,584	10,862	0
Goodwill and other intangible assets	68,835	69,011	60,981	28,353
Other assets	147,259	121,245	83,252	212,331
Total assets	10,846,659	10,869,560	11,129,961	12,260,862
Demand deposits:
Non-interest bearing	606,676	494,499	332,941	247,646
Interest bearing	410,794	349,985	222,052	155,906
Savings and money market	3,340,919	3,134,884	2,592,642	1,682,937
Time	2,466,260	3,184,360	4,519,140	6,469,418
Total deposits	6,824,649	7,163,728	7,666,775	8,555,907
Securities sold under agreements to repurchase	2,165	492	2,972	1,310
Federal Home Loan Bank advances	2,245,744	2,255,200	2,079,051	4,429,350
Due to FDIC	0	0	114,006
Income taxes payable	0	0	82,701	0
Deferred tax liability, net	44,235	4,618	0	0
Advance payments by borrowers for taxes and insurance	38,636	22,563	31,237	52,362
Other liabilities	214,557	169,451	58,959	110,906
Total liabilities	9,369,986	9,616,052	10,035,701	13,149,835
Commitments and contingencies
Stockholders' equity:
Common Stock, par value $0.01 per share; 400,000,000, 110,000,000, 110,000,000, and 100,000 shares authorized; 97,249,874, 92,971,850, 92,767,310, and 100,000 shares issued and outstanding	972	930	928	0
Paid-in capital	1,220,782	950,831	947,032	793,928
Retained earnings (deficit)	217,720	269,781	119,046	(1,589,662)
Accumulated other comprehensive income (loss)	37,199	31,966	27,254	(93,239)
Total stockholder's equity (deficit)	1,476,673	1,253,508	1,094,260	(888,973)
Total liabilities and stockholder's equity (deficit)	$ 10,846,659	$ 10,869,560	$ 11,129,961	$ 12,260,862

Consolidated Balance Sheets - Unaudited (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	May 21, 2009 BankUnited, FSB and Subsidiaries
ASSETS
Investment securities available for sale, covered securities	$ 255,709	$ 263,568	$ 275,726
Loans, covered loans	$ 2,923,637	$ 3,396,047	$ 4,486,878
Stockholders' equity:
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	400,000,000	110,000,000	110,000,000	100,000
Common Stock, shares issued (in shares)	97,249,874	92,971,850	92,767,310	100,000
Common Stock, shares outstanding (in shares)	97,249,874	92,971,850	92,767,310	100,000

Consolidated Statements of Operations - Unaudited (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended		8 Months Ended	12 Months Ended	7 Months Ended	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries	Sep. 30, 2008 BankUnited, FSB and Subsidiaries
Interest income:
Interest and fees on loans	$ 122,243	$ 107,584	$ 236,894	$ 211,670	$ 287,460	$ 431,468	$ 312,994	$ 762,170
Interest and dividends on investment securities available for sale	29,237	31,757	61,786	61,127	45,142	124,262	22,407	50,434
Interest and dividends on other interest - earning assets							3,667	21,856
Other	617	307	1,623	788	2,922	1,958
Total interest income	152,097	139,648	300,303	273,585	335,524	557,688	339,068	834,460
Interest expense:
Interest on deposits	19,024	28,635	39,330	56,914	57,829	108,344	199,570	292,855
Interest on borrowings	15,751	14,830	31,324	27,995	26,027	59,856	133,822	262,739
Total interest expense	34,775	43,465	70,654	84,909	83,856	168,200	333,392	555,594
Net interest income before provision for loan losses	117,322	96,183	229,649	188,676	251,668	389,488	5,676	278,866
(Recovery of) provision for loan losses	(2,892)	17,908	8,564	26,091	22,621	51,407	919,139	856,374
Net interest income (loss) after provision for loan losses	120,214	78,275	221,085	162,585	229,047	338,081	(913,463)	(577,508)
Non-interest income:
Other than temporary impairment on investment securities available for sale							(68,609)	(142,035)
Amortization and impairment of mortgage servicing rights							(26,595)	(8,434)
Loss on sale of loans, net					(47,078)	(76,310)	196	(9,784)
Accretion of discount on FDIC indemnification asset	14,873	36,776	34,443	91,160	149,544	134,703
Income from resolution of covered assets, net	3,076	58,593	2,366	94,990	120,954	121,462
Net gain (loss) on indemnification asset	11,312	(26,950)	37,634	(49,985)	(21,761)	17,736
FDIC reimbursement of costs of resolution of covered assets	8,241	7,880	18,741	14,315	8,095	29,762
Service charges	2,648	2,589	5,332	5,220	6,763	10,567	11,796	25,136
Gain (loss) on sale or exchange of investment securities available for sale	100	(2,836)	103	(2,810)	(337)	(998)	39	(1,465)
Mortgage insurance income	6,784	2,255	8,085	5,057	1,338	18,441
Settlement with the FDIC					0	(24,055)
Gain on extinguishment of debt					31,303	0
Other non-interest income	5,824	5,442	10,416	8,258	4,815	18,361	1,742	7,723
Total non-interest income (loss)	52,858	83,749	117,120	166,205	253,636	297,779	(81,431)	(128,859)
Non-interest expense:
Employee compensation and benefits	41,364	34,081	190,670	63,504	62,648	144,486	51,695	88,893
Occupancy and equipment	8,791	7,418	16,396	13,642	20,121	28,692	25,247	46,743
Impairment of other real estate owned	8,187	5,063	17,786	5,901	21,055	16,131	73,439	40,650
Foreclosure expense	6,057	7,932	10,527	19,375	18,042	30,669	4,907	6,007
(Gain) loss on sale of OREO	12,264	(1,693)	24,474	(3,167)	807	2,174	22,211	8,784
OREO related expense	2,589	5,086	6,932	8,886	8,384	21,177
Change in value of FDIC warrant	0	2,353	0	3,205	1,704	21,832
Deposit insurance expense	2,329	3,706	6,518	6,951	11,850	13,899	38,299	6,147
Professional fees	3,507	2,469	6,736	4,662	14,854	14,677	10,062	8,910
Telecommunications and data processing	3,418	2,746	6,866	5,736	6,440	12,321	9,573	13,536
Other non-interest expense	7,383	5,272	13,323	11,440	8,920	19,436	25,181	35,594
Loss on FDIC receivable					69,444	0
Acquisition related costs					39,800	0
Total non-interest expense	95,889	74,433	300,228	140,135	283,262	323,320	238,403	246,480
Income (loss) before income taxes	77,183	87,591	37,977	188,655	199,421	312,540	(1,233,297)	(952,847)
Provision for income tax (benefit)	33,188	36,427	61,642	76,772	80,375	127,805	0	(94,462)
Net income (loss)	$ 43,995	$ 51,164	$ (23,665)	$ 111,883	$ 119,046	$ 184,735	$ (1,233,297)	$ (858,385)
Earnings (Loss) Per Share:
Earnings (loss) per common share, basic and diluted (See Note 13) (in dollars per share)	$ 0.44	$ 0.55	$ (0.25)	$ 1.2	$ 1.29	$ 1.99
Basic (in dollars per share)							$ (12,332,970)	$ (8,583,850)
Weighted average number of common shares outstanding:
Weighted average number of common shares outstanding (in shares)					92,664,910	92,950,735
Basic (in shares)							100	100
Cash dividends declared per common share (in dollars per share)	$ 0.14	$ 0	$ 0.28	$ 0

Consolidated Statements of Cash Flows - Unaudited (USD $) In Thousands	6 Months Ended		8 Months Ended	12 Months Ended	7 Months Ended	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries	Sep. 30, 2008 BankUnited, FSB and Subsidiaries
Cash flows from operating activities:
Net income (loss)	$ (23,665)	$ 111,883	$ 119,046	$ 184,735	$ (1,233,297)	$ (858,385)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Accretion of fair values of assets acquired and liabilities assumed	(226,294)	(221,821)	(378,533)	(443,012)
Amortization of fees, discounts and premiums, net	(4,203)	(18,423)	(19,107)	(31,611)	10,886	53,930
Amortization of mortgage servicing rights					1,596	5,391
Impairment of mortgage servicing rights					24,999	3,043
Provision for loan losses	8,564	26,091	22,621	51,407	919,139	856,374
Provision for recourse liability on loans sold					0	12,400
Negative amortization of option adjustable rate mortgage payment loans					(28,198)	(161,664)
Other-than-temporary impairment on investment securities					68,609	142,035
Accretion of discount on FDIC indemnification asset	(34,443)	(91,160)	(149,544)	(134,703)
Income from resolution of covered assets, net	(2,366)	(94,990)	(120,954)	(121,462)
Net (gain) loss on indemnification asset	(37,634)	49,985	21,761	(17,736)
Net gain (loss) on sale of loans	(252)	0	47,078	76,310	(113)	3,857
Net gain on sale of loans held for sale					(83)	(6,473)
Settlement with the FDIC			0	(24,055)
Increase in cash surrender value of bank owned life insurance	(2,036)	(2,366)	(3,219)	(5,259)	(2,155)	(4,856)
Gain (loss) on sale or exchange of investment securities available for sale	(103)	2,810	337	998	(39)	414
Income from life insurance proceeds			0	(544)
(Gain) loss on sale of other real estate owned	24,474	(3,167)	807	2,174	22,211	8,784
Loss on disposal of premises and equipment	11	316	0	316
Stock-based compensation	126,195	532	210	1,301
Change in fair value of equity instruments classified as liabilities	0	13,843	10,497	58,002
Depreciation and amortization	3,108	1,131	1,201	3,399	7,791	15,330
Impairment of other real estate owned	17,786	5,901	21,055	16,131	38,742	22,749
Deferred tax expense (benefit)	35,801	20,729	(2,325)	24,088	50,306	(78,486)
Gain on extinguishment of debt			(31,303)	0
Loss on FDIC receivable			69,444	0
Proceeds from sale of loans held for sale	14,536	0	0	3,849	45,140	1,160,121
Loans originated for sale, net of repayments	(12,777)	0	0	(6,459)	(35,795)	(999,505)
Realized tax benefits from equity based compensation	(200)	0
Other:
Increase (decrease) in other assets	(7,112)	(24,858)	(20,675)	(3,523)	510	(117,503)
(Decrease) increase in other liabilities	(2,385)	(84,349)	67,111	(82,087)	25,405	19,505
Net cash used in operating activities	(122,995)	(307,913)	(344,492)	(447,741)	(84,346)	77,061
Cash flows from investing activities:
Net cash (paid) acquired in business combinations			1,160,321	(50,489)
Cash received from FDIC related to business combination			2,274,206	0
Increase (decrease) in due to FDIC	0	196	(9,447)	(89,951)
Purchase of investment securities available for sale	(1,057,582)	(1,328,419)	(1,824,870)	(1,496,002)	(10,427)	(213,414)
Proceeds from repayments of investment securities available for sale	274,668	352,754	177,074	655,517	96,428	270,345
Proceeds from sale of investment securities available for sale	69,347	13,797	9,271	222,014	9,847	124,357
Maturities and calls of investment securities available for sale	0	10,000	0	10,250
Purchases of loans	(157,550)	(23,718)	(37,082)	(74,970)
Loan repayments and resolutions, net of originations	292,729	477,062	563,016	762,085
Proceeds from sale of loans, net			79,635	67,166	7,563	0
Net decrease (increase) in loans held in portfolio					340,767	369,153
Proceeds from redemption of FHLB stock	34,769	0	0	25,926
Purchase of Federal Home Loan Bank stock					(113)	(43,045)
Proceed from repayments of Federal Home Loan Bank stock					19,350	85,859
Decrease in FDIC indemnification asset for claims filed	486,558	466,165	291,508	764,203
Purchase of bank owned life insurance	(12,500)	0	0	(150,000)
Bank owned life insurance proceeds	51,406	0	0	60,226
Purchase of office properties and equipment, net	(17,803)	(9,297)	(4,890)	(27,856)	(828)	(7,221)
Proceeds from sale of other real estate owned	210,624	127,887	176,601	287,358	107,089	63,723
Net cash provided by investing activities	174,666	86,427	2,855,343	965,477	569,676	649,757
Cash flows from financing activities:
Net increase (decrease) in deposits	(334,405)	(183,658)	(587,811)	(481,696)	379,090	871,029
Additions to Federal Home Loan Bank advances	0	605,000	300,000	605,000	50,000	3,045,000
Repayments of Federal Home Loan Bank advances	0	(405,000)	(2,795,112)	(405,000)	(900,000)	(4,000,010)
Capital contribution from parent					0	160,000
Increase (decrease) in securities sold under agreements to repurchase	1,673	(1,366)	1,662	(2,480)	(55,620)	(86,142)
Capital contributions			947,750	2,500
Settlement of FDIC warrant liability	(25,000)	0
Increase (decrease) in advances from borrowers for taxes and insurance	14,210	15,203	(21,125)	(7,501)	(38,861)	(6,232)
Issuance of common stock	98,620	2,000
Dividends paid	(27,998)	0	0	(20,000)	(5)	(2)
Realized tax benefits from equity based compensation	200	0
Exercise of stock options	14	0
Net cash (used in) provided by in financing activities	(272,686)	32,179	(2,154,636)	(309,177)	(565,396)	(16,357)
Net decrease in cash and cash equivalents	(221,015)	(189,307)	356,215	208,559	(80,066)	710,461
Cash and cash equivalents, beginning of period	564,774	356,215	0	356,215	1,223,346	512,885
Cash and cash equivalents, end of period	343,759	166,908	356,215	564,774	1,143,280	1,223,346
Supplemental disclosure of cash flow information:
Interest paid on deposits and borrowings	84,754	116,832	227,421	217,947	317,614	556,783
Income taxes (received) paid	26,831	161,638	0	197,224	(45,712)	0
Supplemental schedule of non-cash investing and financing activities:
Transfers from loans to other real estate owned	205,544	164,463	115,192	401,763	209,694	202,520
Transfers of loans held for sale to portfolio					0	19,919
Transfer of loans from portfolio to loans held for sale					7,459	242
Capital contribution receivable from parent					0	0
Exchange loans for mortgages backed securities					0	776,796
Dividends declared and payable	14,399	0	0	14,000
Restructuring of Federal Home Loan Bank Advances			505,000	0
Unsettled securities trades	112,560	0
Receivable for proceeds of surrender of bank owned life insurance	26,243	0
Rescission of surrender of bank owned life insurance	$ 20,846	$ 0

Consolidated Statements Of Stockholders' Equity and Comprehensive Income - Unaudited (USD $) In Thousands		Total	Common stock	Paid-in capital	Retained earnings	Accumulated other comprehensive income	BankUnited, FSB and Subsidiaries	BankUnited, FSB and Subsidiaries Common stock	BankUnited, FSB and Subsidiaries Paid-in capital	BankUnited, FSB and Subsidiaries Retained earnings	BankUnited, FSB and Subsidiaries Accumulated other comprehensive income
Balance at Sep. 30, 2007							$ 1,202,802	$ 0	$ 713,928	$ 502,027	$ (13,153)
Initial capital contribution							80,000		80,000
Comprehensive income:
Net income (loss)							(858,385)			(858,385)
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791							(37,303)
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes for the six months ended June 30, 2011 $40, for the six months ended June 30, 2010 $1,084, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $385	[1]						414
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218	[1]						0
Other comprehensive income							(25,645)				(25,645)
Total comprehensive income (loss)							(884,030)
Dividends							(2)			(2)
Balance at Sep. 30, 2008							398,770	0	793,928	(356,360)	(38,798)
Comprehensive income:
Net income (loss)							(1,233,297)			(1,233,297)
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791							(65,914)
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes for the six months ended June 30, 2011 $40, for the six months ended June 30, 2010 $1,084, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $385	[1]						22
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218	[1]						0
Other comprehensive income							(54,441)				(54,441)
Total comprehensive income (loss)							(1,287,738)
Dividends							(5)			(5)
Balance at May. 21, 2009							(888,973)	0	793,928	(1,589,662)	(93,239)
Balance at Apr. 28, 2009		0	0	0	0	0
Initial capital contribution		925,000	925	924,075	0	0
Additional capital contribution, value		22,750	3	22,747	0	0
Comprehensive income:
Net income (loss)		119,046	0	0	119,046	0
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791		28,546	0	0	0	28,546
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218		(1,292)	0	0	0	(1,292)
Total comprehensive income (loss)		146,300
Stock based compensation		210	0	210	0	0
Balance at Dec. 31, 2009		1,094,260	928	947,032	119,046	27,254
Comprehensive income:
Net income (loss)		111,883	0	0	111,883	0
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791		19,582	0	0	0	19,582
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes for the six months ended June 30, 2011 $40, for the six months ended June 30, 2010 $1,084, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $385		1,726	0	0	0	1,726
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218		(25,127)	0	0	0	(25,127)
Total comprehensive income (loss)		108,064			111,883	(3,819)
Dividends		0
Capital contribution		2,000	2	1,998	0	0
Stock based compensation		532	0	532	0	0
Tax benefits from dividend equivalents and stock options		0
Balance at Jun. 30, 2010		1,204,856	930	949,562	230,929	23,435
Balance at Dec. 31, 2009		1,094,260	928	947,032	119,046	27,254
Comprehensive income:
Net income (loss)		184,735	0	0	184,735	0
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791		26,738	0	0	0	26,738
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes for the six months ended June 30, 2011 $40, for the six months ended June 30, 2010 $1,084, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $385		613	0	0	0	613
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218		(22,639)	0	0	0	(22,639)
Total comprehensive income (loss)		189,447
Dividends		(34,000)	0	0	(34,000)	0
Capital contribution		2,500	2	2,498	0	0
Stock based compensation		1,301	0	1,301	0	0
Balance at Dec. 31, 2010		1,253,508	930	950,831	269,781	31,966
Comprehensive income:
Net income (loss)		(23,665)	0	0	(23,665)	0
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available for sale arising during the period, net of taxes for the six months ended June 30, 2011 $5,059, for the six months ended June 30, 2010 $12,298, for the period ended December 31, 2009 $17,870, and for the year ended December 31, 2010 $16,791		8,057	0	0	0	8,057
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes for the six months ended June 30, 2011 $40, for the six months ended June 30, 2010 $1,084, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $385		(63)	0	0	0	(63)
Unrealized gains (losses) on cash flow hedges, net of tax benefit for the six months ended June 30, 2011 $1,735, for the six months ended June 30, 2010 $15,782, for the period ended December 31, 2009 $809, and for the year ended December 31, 2010 $14,218		(2,761)				(2,761)
Total comprehensive income (loss)		(18,432)			(23,665)	5,233
Proceeds from issuance of common stock, net of direct costs for the six months ended June 30, 2011 $3,979, for the six months ended June 30, 2010 $0, for the period ended December 31, 2009 $0, and for the year ended December 31, 2010 $0		98,620	42	98,578	0	0
Dividends		(28,396)	0	0	(28,396)
Reclassification of PIU liability to equity			0	44,964	0	0
Stock based compensation		126,195	0	126,195	0	0
Proceeds from exercise of stock options		14	0	14	0	0
Tax benefits from dividend equivalents and stock options		200		200
Balance at Jun. 30, 2011		$ 1,476,673	$ 972	$ 1,220,782	$ 217,720	$ 37,199

[1]	Tax benefit related to 2009 and 2008 unrealized net losses on securities was completely reserved for by a valuation allowance and therefore these years do not show any tax benefit related to investment securities. The following table summarizes the related tax expense (benefit) for the period ended May 21, 2009, and September 30, 2008 (in thousands):

Consolidated Statements Of Stockholders' Equity and Comprehensive Income - Unaudited (Parenthetical) (USD $) In Thousands, except Per Share data	6 Months Ended
Jun. 30, 2011
Comprehensive income:
Unrealized losses on investment securities available for sale arising during the period, taxes	$ 5,059
Reclassification adjustment for realized gains on investment securities available for sale, taxes	40
Unrealized gains on cash flow hedges, tax	1,735
Proceeds from issuance of common stock, direct costs	$ 3,979
Dividends, per share (in dollars per share)	$ 0.28

Consolidated Statements of Other Comprehensive Income (Loss) (BankUnited, FSB and Subsidiaries, USD $) In Thousands	7 Months Ended		12 Months Ended
	May 21, 2009		Sep. 30, 2008
Net income (loss)	$ (1,233,297)		$ (858,385)
Other comprehensive income (loss), net of tax:
Unrealized gains (losses) arising during the period on securities, net of tax expense (benefit)	(65,914)		(37,303)
Unrealized losses on cash flow hedges, net of tax benefit	0	[1]	0	[1]
Less reclassification adjustment for:
Reclassification adjustment for realized losses on investment securities available for sale, net of taxes of $40, $1,084, and $385	(22)	[1]	(414)	[1]
Other-than-temporary impairment on investment securities included in net income (loss), net of tax benefit	(11,451)	[1]	(11,258)	[1]
Realized gains on cash flow hedges, net of tax expense	0	[1]	14	[1]
Total other comprehensive income (loss), net of tax	(54,441)		(25,645)
Total comprehensive income (loss)	$ (1,287,738)		$ (884,030)

[1]	Tax benefit related to 2009 and 2008 unrealized net losses on securities was completely reserved for by a valuation allowance and therefore these years do not show any tax benefit related to investment securities. The following table summarizes the related tax expense (benefit) for the period ended May 21, 2009, and September 30, 2008 (in thousands):

Consolidated Statements of Other Comprehensive Income (Loss) (Parenthetical) (BankUnited, FSB and Subsidiaries, USD $) In Thousands	7 Months Ended	12 Months Ended
	May 21, 2009	Sep. 30, 2008
Unrealized gains (losses) arising during the period on securities, Deferred Tax Expense (Benefit)	$ (35,492)	$ (20,086)
Unrealized gains (losses) arising during the period on securities, Deferred Tax Asset Valuation Allowance	35,492	20,086
Unrealized losses on cash flow hedges, Deferred Tax Expense (Benefit)	0	0
Unrealized losses on cash flow hedges, Deferred Tax Asset Valuation Allowance	0	0
Realized losses on securities sold included in net income, Deferred Tax Expense (Benefit)	(12)	(223)
Realized losses on securities sold included in net income, Deferred Tax Asset Valuation Allowance	12	223
Other-than-temporary impairment on investment securities included in net income (loss), Deferred Tax Expense (Benefit)	(6,166)	(6,062)
Other-than-temporary impairment on investment securities included in net income (loss), Deferred Tax Asset Valuation Allowance	6,166	6,062
Realized gains on cash flow hedges, Deferred Tax Expense (Benefit)	0	0
Realized gains on cash flow hedges, Deferred Tax Asset Valuation Allowance	$ 0	$ (7)

Basis of Presentation	6 Months Ended
Jun. 30, 2011
Basis of Presentation [Abstract]
Basis of Presentation

Note 1   Basis of Presentation

BankUnited, Inc. ("BKU") is the holding company for BankUnited ("BankUnited" or the "Bank"), a federally chartered, federally insured savings association headquartered in Miami Lakes, Florida. On May 21, 2009, BankUnited was granted a savings association charter and the newly formed bank acquired substantially all of the assets and assumed all of the non-brokered deposits and substantially all of the other liabilities of BankUnited, FSB from the Federal Deposit Insurance Corporation ("FDIC") in a transaction referred to as the "Acquisition".  In connection with the Acquisition, the Bank entered into loss sharing agreements with the FDIC ("Loss Sharing Agreements") that cover single family residential mortgage loans, commercial real estate, commercial and industrial and consumer loans, certain investment securities and other real estate owned ("OREO"), collectively referred to as the "covered assets".  Pursuant to the terms of the Loss Sharing Agreements, the covered assets are subject to a stated loss threshold whereby the FDIC will reimburse the Bank for 80% of losses of up to  $4.0 billion, and 95% of losses in excess of this amount, beginning with the first dollar of loss incurred.

BankUnited, Inc.'s wholly owned subsidiaries include BankUnited and BankUnited Investment Services, Inc. (collectively the "Company"). BankUnited provides a full range of banking and related services to individual and corporate customers through 81 branch offices located in 13 Florida counties.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission (the "SEC").  Accordingly, they do not include all of the information and footnotes required for a fair presentation of financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles ("GAAP") and should be read in conjunction with the Company's consolidated financial statements and the notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.  Operating results for the six months ended June 30, 2011 are not necessarily indicative of the results that may be expected in future periods.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and disclosures of contingent assets and liabilities. Management has made significant estimates in certain areas, such as the allowance for loan losses, the amount and timing of expected cash flows from covered assets and the FDIC indemnification asset, the valuation of OREO, the valuation of deferred tax assets, the evaluation of investment securities for other than-temporary impairment and the fair values of financial instruments.  Actual results could differ from these estimates.

Certain amounts for the prior period have been reclassified to conform to the current period presentation.

Summary of Significant Accounting Policies	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Summary of Significant Accounting Policies

Note 1 Summary of Significant Accounting Policies

        BankUnited, Inc. was organized on April 28, 2009 as the holding company for BankUnited ("BankUnited" or the "Bank") a federally-chartered, federally-insured savings association headquartered in Miami Lakes, Florida. On May 21, 2009, BankUnited was granted a savings association charter and the newly formed bank acquired substantially all of the assets and assumed all of the non-brokered deposits and substantially all of the other liabilities of BankUnited, FSB from the Federal Deposit Insurance Corporation ("FDIC"), a transaction referred to as the "Acquisition". Business operations commenced on May 22, 2009. BankUnited, Inc.'s wholly-owned subsidiaries include BankUnited and BankUnited Investment Services, Inc., collectively the "Company". BankUnited provides a full range of banking and related services to individual and corporate customers through 81 branch offices located in 13 Florida counties. At December 31, 2010, BankUnited, Inc. was a wholly-owned subsidiary of BU Financial Holdings LLC ("BUFH"), formed on April 27, 2009 as a limited liability company under the laws of the State of Delaware. As further described in Note 21, "Subsequent Events", BUFH was liquidated in January, 2011 in conjunction with an initial public offering ("IPO") of outstanding common stock of BankUnited, Inc.

        The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and prevailing practices in the banking industry.

        The Company has a single reportable segment, community banking.

Accounting Estimates

        In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and disclosures of contingent assets and liabilities. Management has made significant estimates in certain areas including the allowance for loan losses, the amount and timing of expected cash flows from covered assets and the FDIC indemnification asset, the valuation of other real estate owned, the valuation of Profits Interest Units and the warrant issued to the FDIC, the valuation of deferred tax assets, the evaluation of investment securities for other-than-temporary impairment, the evaluation of goodwill for impairment and the fair values of financial instruments. Management has used information provided by third parties to assist in the determination of estimates of the fair values of investment securities, other real estate owned, stock options, Profits Interest Units and the warrant issued to the FDIC.

        Significant estimates were also made in the determination of the fair values of assets acquired and liabilities assumed in the BankUnited FSB acquisition, including loans acquired with evidence of deterioration in credit quality since origination, the FDIC indemnification asset, goodwill and other intangible assets. Actual results could differ from these estimates. The current economic environment has increased the degree of uncertainty inherent in these estimates and assumptions.

Principles of Consolidation

        The consolidated financial statements include the accounts of BankUnited, Inc., and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Fair Value Measurements

        Certain of the Company's assets and liabilities are reflected in the financial statements at fair value on either a recurring or non-recurring basis. Securities available for sale, derivative instruments and certain equity awards are measured at fair value on a recurring basis. Assets measured at fair value on a non-recurring basis may include collateral dependent impaired loans, other real estate owned, loans held for sale, goodwill and other intangible assets. These nonrecurring fair value measurements typically involve acquisition accounting, the application of lower-of-cost-or-market accounting or the measurement of impairment of certain assets.

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes inputs used to determine fair value measurements into three levels based on the observability and transparency of the inputs:

        Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities; estimated fair values of U.S. Treasury securities and certain preferred stock and mutual fund investments are generally based on level 1 inputs.

        Level 2—Observable inputs other than Level 1 inputs, including quoted prices for similar assets and liabilities, quoted prices for identical assets and liabilities in less active markets and other inputs that can be corroborated by observable market data; estimated fair values of U. S. Government agency securities, certain non-mortgage asset backed securities, certain preferred stocks, state and municipal obligations and most derivatives are generally based on level 2 inputs.

        Level 3—Unobservable inputs supported by little or no market activity or data and inputs requiring significant management judgment or estimation; estimated fair values of private label mortgage-backed securities and certain non-mortgage asset backed securities are generally based on level 3 inputs. Valuation techniques utilizing level 3 inputs include option pricing models, discounted cash flow models and similar techniques.

        The fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs in estimating fair value. Unobservable inputs are utilized in determining fair value measurements only to the extent that observable inputs are unavailable. The need to use unobservable inputs generally results from a lack of market liquidity and diminished observability of actual trades or assumptions that would otherwise be available to value a particular asset or liability.

Cash and Cash Equivalents

        Cash and cash equivalents include cash and due from banks, both interest bearing and non-interest bearing, amounts on deposit at the Federal Reserve Bank and federal funds sold. Cash equivalents have original maturities of three months or less.

        The Bank must comply with Federal Reserve Board regulations requiring the maintenance of reserves against its net transaction accounts. As of December 31, 2010, cash reserves maintained by the Bank at the Federal Reserve Bank for this purpose exceeded this requirement. At December 31, 2010,  $10.3 million in interest bearing deposits were pledged as collateral for interest rate swaps.

Investment Securities Available for Sale

        Debt securities that the Company may not have the intent or ability to hold to maturity and marketable equity securities are classified as available for sale at the time of acquisition and carried at fair value with unrealized gains and losses, net of tax, excluded from earnings and reported in accumulated other comprehensive income, a separate component of stockholder's equity. Securities classified as available for sale may be used as part of the Company's asset/liability management strategy and may be sold in response to changes in interest rates, prepayment risk or other market factors. Purchase premiums and discounts on debt securities are amortized as adjustments to yield over the expected lives of the securities using the level yield method. Realized gains and losses from sales of securities are recorded on the trade date and are determined using the specific identification method.

        The Company reviews securities available for sale for impairment on a quarterly basis or more frequently if events and circumstances indicate that a potential impairment may have occurred. An investment security is impaired if its fair value is lower than its amortized cost basis. The Company considers many factors in determining whether a decline in fair value below amortized cost represents other-than-temporary impairment ("OTTI"), including, but not limited to, the Company's intent to hold the security until maturity or for a period of time sufficient for a recovery in value, whether it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost basis, the length of time and extent to which fair value has been less than amortized cost, adverse changes in expected cash flows, collateral values and levels of subordination or over-collateralization, collateral performance, changes in the economic or regulatory environment, the general market condition of the geographic area or industry of the issuer and other issuer specific factors such as the issuer's financial condition and performance, compliance with statutory capital requirements or debt covenants, business prospects and credit rating. The Company recognizes OTTI of a debt security for which there has been a decline in fair value below amortized cost if (i) management intends to sell the security, (ii) it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or (iii) the Company does not expect to recover the entire amortized cost basis of the security. The amount by which amortized cost exceeds the fair value of a debt security that is considered to be other-than-temporarily impaired is separated into a component representing the credit loss, which is recognized in earnings, and a component related to all other factors, which is recognized in other comprehensive income. The measurement of the credit loss component is equal to the difference between the debt security's amortized cost basis and the present value of its expected future cash flows discounted at the security's effective yield. If the Company intends to sell the security, or if it is more likely than not it will be required to sell the security before recovery, an OTTI write-down is recognized in earnings equal to the entire difference between the amortized cost basis and fair value of the security. The evaluation of OTTI of marketable equity securities focuses on whether evidence supports recovery of the unrealized loss within a timeframe consistent with temporary impairment.

Federal Home Loan Bank Stock

        The Bank, as a member of the Federal Home Loan Bank of Atlanta ("FHLB") system, is required to maintain an investment in the stock of the FHLB. No market exists for this stock, and the Bank's investment can be liquidated only through redemption by the FHLB, at the discretion of and subject to conditions imposed by the FHLB. The stock has no readily determinable market value and is carried at cost. Historically, FHLB stock redemptions have been at par value, which equals the Company's carrying value. The Company monitors its investment in FHLB stock for impairment through review of recent financial results of the FHLB including capital adequacy and liquidity position, dividend payment history, redemption history and information from credit agencies. During the year ended December 31, 2010 and the period ended December 31, 2009, the Company did not identify any indicators of impairment of FHLB stock.

Loans Held for Sale

        Loans originated with the intent to sell in the secondary market are carried at the lower of cost or fair value, determined in the aggregate. These loans are generally sold on a non-recourse basis with servicing released. Gains and losses on the sale of loans recognized in earnings are measured based on the difference between proceeds received and the carrying amount of the loans, inclusive of deferred origination fees and costs, if any.

        As a result of changes in events and circumstances or developments regarding management's view of the foreseeable future, loans not originated or acquired with the intent to sell may subsequently be designated as held for sale. These loans are transferred to the held for sale portfolio at the lower of amortized cost or fair value.

Loans

        The Company's loan portfolio consists of one-to-four single family residential first mortgages, home equity loans and lines of credit, multi-family, commercial real estate, construction, land, commercial and consumer loans. A significant portion of the Company's loan portfolio consists of loans acquired on May 21, 2009 from the FDIC. These loans are covered under BankUnited's loss sharing agreements with the FDIC (the "covered loans"). The Company segregates its loan portfolio between covered and non-covered loans. Non-covered loans are those originated or purchased since the Acquisition. Covered loans are further segregated between those acquired with evidence of deterioration in credit quality since origination (Acquired Credit Impaired or "ACI" loans) and those acquired without evidence of deterioration in credit quality since origination ("non-ACI" loans).

Covered ACI Loans

        ACI loans are those for which, at acquisition, management determined it probable that the Company would be unable to collect all contractual payments due. These loans were recorded at estimated fair value at the time of acquisition, measured as the present value of all cash flows expected to be received, including estimated prepayments, discounted at an appropriately risk-weighted discount rate.

        The difference between total contractually required payments on ACI loans and the cash flows expected to be received is recorded as non-accretable difference. The excess of all cash flows expected to be received over the Company's recorded investment in the loans is recorded as accretable yield and is recognized as interest income on a level-yield basis over the expected life of the loans.

        The Company aggregated ACI one-to-four single family residential mortgage loans and home equity loans and lines of credit with similar risk characteristics into homogenous pools at acquisition, and uses a composite interest rate and composite expectations of future cash flows in accounting for each pool. Loans were aggregated into pools based on delinquency status; product type, in particular, amortizing as opposed to option ARM products; loan-to-value ratio; and borrower FICO score. Loans that do not have similar risk characteristics, primarily commercial and commercial real estate loans, are accounted for on an individual loan basis based on interest rates and expectations of cash flows for each loan.

        The Company is required to develop reasonable expectations about the timing and amount of cash flows to be collected related to ACI loans and to continue to update estimates of cash flows expected to be collected over the lives of the loans. ACI loans are reviewed quarterly to determine whether any significant changes have occurred in expected cash flows. If it is probable that the Company will be unable to collect all the cash flows expected from a loan or pool at acquisition plus additional cash flows expected to be collected arising from changes in estimates after acquisition, the loan or pool is considered impaired and a valuation allowance is established by a charge to the provision for loan losses. If, based on current information, there is a significant increase in cash flows expected to be collected with respect to a loan or pool or if actual cash flows significantly exceed cash flows previously expected, the Company first reduces any valuation allowance previously established by the increase in the present value of cash flows expected to be collected, then recalculates the amount of accretable yield for the loan. The adjustment of accretable yield due to an increase in expected cash flows is accounted for as a change in estimate. The additional cash flows expected to be collected are transferred from non-accretable discount to accretable yield and the amount of periodic accretion is adjusted accordingly over the remaining life of the loan or pool.

        The Company may resolve an ACI loan either through a sale of the loan, by working with the customer and obtaining partial or full pre-payment, by short sale of the collateral, or by foreclosure. In the event of a sale of the loan, the Company recognizes a gain or loss on sale based on the difference between the sales proceeds and the carrying value of the loan. For loans resolved through agreed pre-payments or short sale of the collateral, the Company recognizes the difference between the amount of the payment received and the carrying amount of the loan in the income statement line item "Income from resolution of covered assets, net". For loans resolved through foreclosure, the difference between the fair value of the underlying collateral less cost to sell and the carrying amount of the loan is recognized in the income statement line item "Income from resolution of covered assets, net". The accretable discount related to loans resolved that are not accounted for in pools is recognized in earnings immediately as interest income.

Covered non-ACI Loans

        Loans acquired without evidence of deterioration in credit quality since origination were initially recorded at estimated fair value on the acquisition date and are subsequently carried at the principal amount outstanding, adjusted for unamortized acquisition date fair value adjustments and the allowance for loan losses. Interest income is accrued based on the unpaid principal balance and acquisition date fair value adjustments are amortized using the level-yield method over the expected lives of the related loans. Non-ACI one-to-four single family residential mortgage loans and home equity loans and lines of credit with similar risk characteristics were aggregated into pools for accounting purposes at acquisition. Loans that do not have similar risk characteristics, primarily commercial and commercial real estate loans, are accounted for on an individual loan basis.

Non-covered loans

        Loans originated or purchased by the Company subsequent to the Acquisition, or "non-covered loans", are carried at the principal amount outstanding, net of premiums, discounts, unearned income, deferred loan origination fees and costs, and the allowance for loan losses.

        Interest income on non-covered loans is accrued based on the principal amount outstanding. Non-refundable loan origination fees, net of direct costs of originating or acquiring loans, as well as premiums and discounts, are deferred and recognized as an adjustment to yield over the expected lives of the related loans using the level yield method.

Nonaccrual Loans

        Non-ACI loans and non-covered loans are placed on non-accrual status when (i) management has determined that full repayment of all contractual principal and interest is in doubt, or (ii) the loan is past due 90 days or more as to principal or interest unless the loan is well secured and in the process of collection. When a loan is placed on non-accrual status, uncollected interest accrued is reversed and charged to interest income. Subsequent payments of interest are recognized as income on a cash basis, or if collection of principal is doubtful, they are applied to principal on a cost recovery basis. Residential mortgage loans, home equity loans and lines of credit and consumer loans are returned to accrual status and interest accrued at the date the loan was placed on non-accrual status along with interest foregone during the non-accrual period are recorded as interest income when the loan is no longer delinquent in excess of 90 days. Commercial and commercial real estate loans are returned to accrual status only after all past due principal and interest have been collected. Past due status of loans is determined based on the contractual next payment due date.

        Contractually delinquent ACI loans are not classified as non-accrual as long as discount continues to be accreted on these loans.

Impaired Loans

        An ACI pool or loan is considered to be impaired when it is probable that the Company will be unable to collect all the cash flows expected at acquisition, plus additional cash flows expected to be collected arising from changes in estimates after acquisition. One-to-four single family residential and home equity ACI loans accounted for in pools are evaluated collectively for impairment on a pool by pool basis based on expected pool cash flows. Commercial and commercial real estate ACI loans are individually evaluated for impairment based on expected cash flows from the individual loans. Discount continues to be accreted on ACI loans or pools as long as there are expected future cash flows in excess of the current carrying amount of the loan or pool.

        Non-ACI and non-covered loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due, according to the contractual terms of the loan agreements. Commercial and commercial real estate relationships with internal risk ratings of substandard or doubtful or on non-accrual status and with committed balances greater than or equal to  $1,000,000 are individually evaluated for impairment. Loans with well defined credit weaknesses including payment defaults, declining collateral values, frequent overdrafts, operating losses, increasing balance sheet leverage, inadequate cash flow, project cost overruns, unreasonable construction delays, past due real estate taxes or exhausted interest reserves are assigned an internal risk rating of substandard. A loan with a weakness so severe that collection in full is highly questionable or improbable will be assigned an internal risk rating of doubtful. The likelihood of loss related to loans assigned internal risk ratings of substandard or doubtful is considered elevated due to their identified credit weaknesses. Factors considered by management in evaluating impairment include payment status, financial condition of the borrower, collateral value, and the probability of collecting expected or scheduled principal and interest payments when due. Generally, non-ACI and non-covered loans identified as impaired have been placed on non-accrual status.

        In certain situations due to economic or legal reasons related to a borrower's financial difficulties, the Company may grant a concession to the borrower for other than an insignificant period of time that it would not otherwise consider. At that time, except for ACI loans accounted for in pools, the related loan is classified as a troubled-debt restructuring ("TDR") and considered impaired. The concessions granted may include rate reductions, principal forgiveness, payment forbearance and other actions intended to minimize economic loss and to avoid foreclosure or repossession of the collateral. Troubled-debt restructured loans are placed on non-accrual status at the time of the modifications unless the borrower has no history of missed payments for six months prior to the restructuring. If borrowers perform pursuant to the modified loan terms for at least six months and the remaining loan balances are considered collectible, the loans are returned to accrual status. Modified ACI loans accounted for in pools are not considered TDRs, are not separated from the pools and are not classified as impaired loans. All of the Company's TDRs are covered loans.

Allowance for Loan Losses

        The allowance for loan losses ("ALL") represents the amount considered adequate by management to absorb probable losses inherent in the loan portfolio at the balance sheet date. The ALL relates to (i) loans originated or purchased since the Acquisition, or non-covered loans, (ii) estimated additional losses arising on non-ACI loans subsequent to the Acquisition and (iii) additional impairment recognized as a result of decreases in expected cash flows on ACI loans due to further credit deterioration since the Acquisition. The ALL consists of both specific and general components. The ALL is established as losses are estimated to have occurred through a provision charged to earnings. Individual loans are charged off against the ALL when management determines them to be uncollectible. Residential real estate loans and secured consumer loans are typically charged off when they become 120 to 180 days past due. Unsecured consumer loans are generally charged off when they become 90 days past due. Home equity loans and lines of credit are fully reserved for when they are 120 days past due and are generally charged off at or before reaching 270 days delinquency. Subsequent recoveries are credited to the ALL.

ACI Loans

        For ACI loans, a specific valuation allowance related to a loan or pool is established when quarterly evaluations of expected cash flows indicate it is probable that the Company will be unable to collect all of the cash flows expected at acquisition plus any additional cash flows expected to be collected arising from changes in estimate after acquisition. Alternatively, an improvement in the expected cash flows related to ACI loans results in a reduction of any previously established specific allowance with a corresponding credit to the provision.

        Expected cash flows are estimated on a pool basis for ACI one-to-four single family residential and home equity loans accounted for in pools. The analysis of expected pool cash flows incorporates updated pool level expected prepayment rates, default rates, delinquency levels and loss severity given default assumptions. Prepayment, delinquency and default curves are derived primarily from roll rates generated from historical performance of the portfolio over the immediately preceding four quarters. Estimates of default probability and loss severity given default also incorporate updated loan-to-value ("LTV") ratios, at the loan level, based on Case-Shiller Home Price Indices for the relevant Metropolitan Statistical Area ("MSA"). Costs and fees represent an additional component of loss on default, and are projected using the "Making Home Affordable" cost factors provided by the Federal government.

        The primary assumptions underlying estimates of expected cash flows for commercial, commercial real estate and other ACI loans are default probability and severity of loss given default. For commercial and commercial real estate relationships with committed balances greater than or equal to  $1,000,000, updated cash flow assumptions are based primarily on net realizable value analyses prepared at the individual loan level. These analyses incorporate information about loan performance, collateral values, the financial condition of the borrower and other available information that may impact sources of repayment. Updated assumptions for smaller balance commercial and commercial real estate loans are based on a combination of internal risk ratings, the Company's own historical delinquency data and industry level delinquency data. Cash flow estimates for consumer loans are based primarily on regularly updated historical performance information.

Non-ACI and Non-covered Loans

        Non-ACI one-to-four single family residential mortgages and home equity loans and lines of credit are grouped into homogenous pools based on loan type for purposes of determining the amount of the ALL. Calculated loss frequency and severity percentages are applied to the dollar value of loans in each pool to calculate the ALL. Based on an analysis of historical portfolio performance, OREO and short sale data and other internal and external factors, management has determined that the change in LTV is the leading predictive indicator of loan performance. LTV ratios are updated quarterly at the loan level using Case-Shiller Home Price Indices for the relevant MSA. Home price index data used in updating LTV's is that for the preceding calendar quarter, the most recent data available. The loans in each pool are further disaggregated based on LTV ratios for purposes of calculating loss frequency and severity. Frequency is calculated using a four month roll to loss percentage. Loss severity given default is estimated based on internal data about short sales and OREO sales for the most recent quarter.

        The non-covered residential and home equity portfolio segments have not developed an observable loss trend and delinquencies in these portfolio segments have been nominal to date. Home equity loans in the non-covered portfolio are first liens with maximum LTV ratios of 70%; therefore, the risk characteristics of these loans are considered similar to those of the one-to-four family single family residential loans. Due to several factors, there is a lack of similarity between the risk characteristics of non-covered loans and covered loans in the residential and home equity portfolios. Those factors include elimination of wholesale origination channels, elimination of Alt-A and no document loans, enhancements to real estate appraisal policies, elimination of Option ARM loans and tightening of underwriting policies. Therefore, management does not believe it is appropriate to use the historical performance of the covered loans as a basis for calculating the ALL applicable to the non-covered loans. The ALL for non-covered residential and home equity loans is based on management's internal assessment of the risk of default. That judgment is influenced by a variety of factors with the most significant being loan performance and LTV ratios.

        The ALL calculation provides a 100% reserve for home equity loans and lines of credit and consumer loans that are more than 120 days delinquent.

        The non-covered and non-ACI commercial and commercial real estate loan portfolios have limited delinquency history and have not yet exhibited an observable loss trend. For loans evaluated individually for impairment and determined to be impaired, a specific allowance is established based on the present value of expected cash flows discounted at the loan's effective interest rate, the estimated fair value of the loan, or for collateral dependent loans, the estimated fair value of collateral less costs to sell. Loans not individually determined to be impaired are grouped based on common risk characteristics. The ALL for these portfolio segments is based primarily on the Bank's internal credit risk rating system and the OTS "Thrift Industry Charge-Off Rates by Asset Type, annualized Net Charge-Off Rates—Twelve Quarter Average" for the southeast region (the "OTS Charge-Off Rates").

        The ALL for lease receivables is based on historical loss experience.

        Qualitative adjustments may be made to the ALL when, based on management's judgment and experience, there are internal or external factors impacting loss frequency and severity not taken into account by the quantitative calculations. Those factors may include levels of and trends in delinquencies and impaired loans; levels of and trends in recoveries and charge-offs; trends in volume, type and term of loans; changes in lending policies and procedures; experience, ability and depth of lending management and staff; credit concentrations; national, regional and local economic trends and conditions; housing and banking industry conditions and trends; emerging trends for particular loan types and pools; and strategic initiatives of the Company that may impact loan performance.

FDIC Indemnification Asset

        The FDIC indemnification asset was initially recognized at the time of the Acquisition and represents the present value of estimated future payments to be received from the FDIC under the terms of BankUnited's loss sharing agreements with the FDIC.

        The FDIC indemnification asset was initially recorded at fair value, measured as the present value of the estimated cash payments expected from the FDIC for probable losses on covered assets, past due interest and reimbursement of certain expenses related to the covered assets. Covered assets consist of loans, other real estate owned and certain investment securities acquired from the FDIC. The FDIC indemnification asset is measured separately from the related covered assets. It is not contractually embedded in the covered assets and it is not transferrable with the covered assets should the Company choose to dispose of them. The discount rate used to estimate the initial fair value of the FDIC indemnification asset was determined using a risk-free yield curve adjusted for a premium reflecting the uncertainty related to the collection, amount and timing of the cash flows as well as illiquidity of the asset.

        The discount resulting from recording the FDIC indemnification asset at present value is accreted to non-interest income using the effective interest method over the period during which cash flows from the FDIC are expected to be collected. Increases in expected cash flows from covered assets result in decreases in cash flows expected to be collected from the FDIC. These decreases in expected cash flows from the FDIC are generally recognized prospectively through an adjustment of the rate of accretion on the FDIC indemnification asset, consistent with the approach taken to recognize increases in expected cash flows on the covered assets. Impairment of expected cash flows from covered assets results in an increase in cash flows expected to be collected from the FDIC. These increased expected cash flows from the FDIC are recognized as increases in the FDIC indemnification asset and as non-interest income in the same period that the impairment of the covered assets is recognized in earnings.

        Gains and losses from resolution of ACI loans are included in the income statement line item "Income from resolution of covered assets, net", representing the difference between the projected losses from ACI loans and payment actually received in satisfaction of such loans that were resolved, either by payment in full, foreclosure, short sale or, for the non-residential portfolio, charge-offs as well as losses from permanent modifications of ACI loans accounted for in pools during the period. When the Company recognizes gains or losses related to the resolution of covered assets in earnings, corresponding changes in the estimated amount recoverable from the FDIC under the loss sharing agreements are reflected in the consolidated financial statements as increases or decreases in the FDIC indemnification asset and in the income statement line item "Net gain (loss) on indemnification asset resulting from net recoveries".

        The ultimate realization of the FDIC indemnification asset is dependent upon the performance of the underlying covered assets and payment of claims by the FDIC.

Bank Owned Life Insurance

        Bank owned life insurance is carried at the amount that could be realized under the contract at the balance sheet date, which is typically cash surrender value. Changes in cash surrender value are recorded in non-interest income.

Other Real Estate Owned

        Assets acquired through, or in lieu of, loan foreclosure are held for sale and are initially recorded at the estimated fair value of the collateral less costs to sell at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, periodic valuations are performed and the assets are carried at the lower of the carrying amount at the date of foreclosure or estimated fair value less cost to sell. Significant property improvements that enhance the salability of the property are capitalized to the extent that the resulting carrying value does not exceed fair value less cost to sell. Legal fees, maintenance, taxes, insurance and other direct costs of holding and maintaining foreclosed properties are expensed as incurred.

Goodwill and Other Intangible Assets

        Goodwill represents the excess of consideration transferred in business combinations over the fair value of net tangible and identifiable intangible assets acquired. Goodwill is not amortized, but is tested for impairment annually or more frequently if events or circumstances indicate that impairment may have occurred. The Company performs its annual goodwill impairment test in the third fiscal quarter. The Company has a single reporting unit. The impairment test compares the fair value of the reporting unit to its carrying amount. If the fair value of the reporting unit exceeds its carrying amount, no impairment is indicated. If the fair value of the reporting unit is less than its carrying amount, impairment of goodwill is measured as the excess of the carrying amount of goodwill over its implied fair value. Management has used third party valuation specialists to estimate the fair value of the reporting unit using a discounted cash flow valuation technique. For 2010 and 2009, the estimated fair value of the reporting unit at the impairment testing date substantially exceeded its carrying amount; therefore, no impairment of goodwill was indicated.

        Intangible assets with determinable lives include core deposit intangible assets, other customer relationship intangible assets and covenants not to compete and are amortized on a straight-line basis over their estimated useful lives. Intangible assets with determinable lives are evaluated for impairment when events or changes in circumstances indicate the carrying amount of the assets may not be recoverable.

Premises and Equipment

        Premises and equipment are carried at cost less accumulated depreciation and amortization and are included in other assets in the accompanying consolidated balance sheets. Depreciation is calculated using the straight line method over the estimated useful lives of the assets. The lives of improvements to existing buildings are based on the lesser of the estimated remaining lives of the buildings or the estimated useful lives of the improvements. Leasehold improvements are amortized over the shorter of the expected terms of the leases at inception, considering options to extend that are reasonably assured, or their useful lives. The estimated useful life for branch buildings is 30 years, for furniture, fixtures and equipment is 5-7 years, and for computer equipment is 3 years. Repair and maintenance costs are charged to operations as incurred, and improvements are capitalized. External direct costs of materials and services associated with developing or obtaining and implementing internal use computer software are capitalized and amortized over the estimated useful lives of the software, which range from 3 to 5 years.

Income Taxes

        The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for periods in which the differences are expected to reverse. The effect of changes in tax rates on deferred tax assets and liabilities are recognized in income in the period that includes the enactment date. A valuation allowance is established for deferred tax assets when management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing temporary differences, prior and projected future taxable income and tax planning strategies.

        The Company recognizes tax benefits from uncertain tax positions when it is more likely than not that the related tax positions will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the tax positions. An uncertain tax position is a position taken in a previously filed tax return or a position expected to be taken in a future tax return that is not based on clear and unambiguous tax law. The Company measures tax benefits related to uncertain tax positions based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. If the initial assessment fails to result in recognition of a tax benefit, the Company subsequently recognizes a tax benefit if (i) there are changes in tax law or case law that raise the likelihood of prevailing on the technical merits of the position to more-likely-than-not, (ii) the statute of limitations expires, or (iii) there is a completion of an examination resulting in a settlement of that tax year or position with the appropriate agency. The Company recognizes interest and penalties related to unrecognized tax positions in the provision for income taxes. Accrued interest and penalties are included in other liabilities.

        The Company, inclusive of its subsidiaries other than BU REIT, Inc., an indirect wholly-owned subsidiary of BankUnited, files a consolidated federal corporate income tax return, as well as combined state corporate income tax returns where applicable. BU REIT, Inc. files a separate federal income tax return.

Stock-Based Compensation

        The Company may periodically grant nonqualified stock options or unvested shares of common stock to key employees. Nonqualified stock options are granted at an exercise price at or above the estimated fair market value of the underlying stock on the date of the grant.

        Compensation cost is measured based on the estimated fair value of the awards at the grant date and is recognized in earnings on a straight-line basis over the requisite service period. The fair value of unvested shares is based on the market price of the Company's common stock at the date of grant. The fair value of stock options is estimated at the date of grant using a Black-Scholes option pricing model. This model requires assumptions as to expected volatility, expected term, dividend yield, and risk free interest rates. Since the Company's common stock has not historically traded on an exchange, expected volatility is measured based on the volatility of the common stock of peer companies. The expected term represents the period of time that options are expected to be outstanding from the grant date and is based on the contractual term of the options and employees' anticipated exercise behavior. The risk free interest rate is based on the U.S. Treasury constant maturity rate corresponding to the expected term of the options at the date of grant. The expected dividend yield is determined based on historical dividend rates and dividends expected to be declared in the foreseeable future.

Profits Interest Units of BUFH

        BUFH has a class of authorized non-voting membership interests identified as Profits Interest Units ("PIUs"). PIUs were issued by BUFH to management members of the Company who own common units of BUFH and entitle the holders to share in distributions from BUFH after investors in BUFH receive certain returns on their investment. PIUs consist of both time-based awards, which vest based on fulfillment of a service condition and IRR-based awards, which vest upon the earlier of (i) common unit holders of BUFH having received a specified return on their original investment or (ii) the completion of an initial public offering of the Company's stock ("IPO") or a change in control liquidity event, as defined. Compensation expense related to PIUs is based on the fair value of the underlying units and is reflected in earnings of the Company. Based on their settlement provisions, the PIUs have been classified as liabilities, and are adjusted to estimated fair value at each financial statement date. Fair value is estimated using a Black-Scholes option pricing model. Compensation expense related to time-based PIUs is recognized over the requisite service period on a straight-line basis. Compensation expense related to IRR-based PIUs is recognized upon vesting, which is contingent on the satisfaction of performance conditions.

        As further described in Note 21, Subsequent Events, and Note 14, Equity Based Compensation and Other Benefit Plans, the Company completed an IPO in January, 2011, resulting in vesting of the IRR-based PIUs, the liquidation of BUFH, and the exchange of outstanding PIUs for a combination of non-qualified stock options and common shares in the Company.

Warrant to the FDIC

        In conjunction with the Acquisition, the Company issued a warrant to the FDIC. Based on its settlement provisions, the warrant was classified as a liability and is recorded at the greater of fair value or guaranteed minimum value, with changes in value reflected in earnings. As further described in Note 21, Subsequent Events, the warrant was settled for cash in February, 2011.

Derivative Financial Instruments and Hedging Activities

        A derivative is a financial instrument that derives its cash flows and therefore, its value, by reference to an underlying instrument, index or referenced interest rate. Derivatives are recognized as assets and liabilities in the consolidated balance sheets and measured at fair value.

Interest rate swap agreements

        Interest rate swaps are contracts in which a series of interest cash flows are exchanged over a prescribed period. Interest rate swaps are used as a risk management tool to hedge the Company's exposure to changes in interest rates. The effective portion of the gain or loss on an interest rate swap designated and qualifying as a cash flow hedging instrument is initially reported as a component of other comprehensive income and subsequently reclassified into earnings in the same period in which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized currently in earnings. The gain or loss on an interest rate swap designated and qualifying as a fair value hedging instrument, as well as the offsetting gain or loss on the hedged item attributable to the risk being hedged, is recognized currently in earnings.

        Hedge effectiveness may be assessed using (i) statistical regression analysis, and (ii) comparison of the critical terms of the hedged item and the hedging derivative or (iii) the hypothetical derivative method. Assessments of hedge effectiveness and measurements of hedge ineffectiveness are performed at least quarterly.

        The Company discontinues hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative expires or is sold, terminated, or exercised, or management determines that the designation of the derivative as a hedging instrument is no longer appropriate. When hedge accounting is discontinued because a derivative no longer qualifies as an effective hedge, any subsequent changes in fair value are recognized in earnings.

        Changes in the fair value of interest rate swaps not designated as, or not qualifying as, hedging instruments are recognized currently in earnings.

        Cash flows resulting from derivative financial instruments that are accounted for as hedges of assets and liabilities are classified in the cash flow statement in the same category as the cash flows from the hedged items.

Derivative loan commitments

        Loan commitments that relate to the origination of mortgage loans to be held for sale upon funding are recognized in the consolidated balance sheet at fair value with changes in fair value reflected in earnings. The measurement of fair value incorporates assumptions about the probability that a commitment will ultimately be funded, based on the Company's historical experience.

Forward loan sale commitments

        Mandatory delivery forward loan sale commitments are derivative instruments that are accounted for at fair value with changes in fair value reflected in earnings.

Transfers of Financial Assets

        Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. A gain or loss is recognized in earnings upon completion of the sale based on the difference between the sales proceeds and the carrying value of the assets. Control over the transferred assets is deemed to have been surrendered when: (i) the assets have been legally isolated from the Company, (ii) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (iii) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity or the ability to unilaterally cause the holder to return specific assets.

Advertising Costs

        Advertising costs are expensed as incurred.

Earnings per Share

        Basic earnings per common share is calculated by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflects the effect of potentially dilutive securities or other contracts to issue common shares ("common stock equivalents"), as well as any adjustment to income that would result from the assumed issuance. Common stock equivalents are excluded from the computation of earnings per common share in periods in which the effect is anti-dilutive. Contingently issuable shares, such as shares that the Company may be obligated to issue pursuant to BUFH's PIUs and the FDIC warrant, are included in the calculation of earnings per share when the conditions necessary to issuance of the shares have been satisfied. Those conditions had not been satisfied as of December 31, 2010. There were 981,710 and 384,690 outstanding stock options at December 31, 2010 and 2009, respectively that were not included in the calculation of diluted earnings per common share because to do so would have been anti-dilutive.

Reclassifications

        Certain amounts presented for the prior period have been reclassified to conform to the current period presentation.

Recent Accounting Pronouncements

        In June 2009, the Financial Accounting Standards Board ("FASB") issued guidance modifying the accounting for transfers and servicing of financial assets and removing the concept of a Qualifying Special Purpose Entity. This guidance was effective for transfers of financial assets occurring after December 31, 2009 and was adopted by the Company as of January 1, 2010. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations, or cash flows.

        In June 2009, the FASB issued guidance impacting the determination of whether an entity is a variable interest entity ("VIE") and identification of the primary beneficiary of a VIE. The objective of this guidance was to improve financial reporting by enterprises involved with VIE's. This guidance was adopted by the Company as of January 1, 2010. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations, or cash flows.

        In January 2010, the FASB issued new guidance to improve disclosures about fair value measurements. Disclosure requirements were enhanced to require additional information regarding transfers to and from Levels 1 and 2 of the fair value hierarchy and the reasons for the transfers, and a gross presentation of activity within the rollforward of Level 3 fair value measurements. The guidance clarifies existing disclosure requirements as to the level of disaggregation of classes of assets and liabilities. In addition, enhanced disclosure is required concerning inputs and valuation techniques used to determine Level 2 and Level 3 fair value measurements. This guidance is generally effective for interim and annual reporting periods beginning after December 15, 2009; however, requirements to disclose separately purchases, sales, issuances, and settlements in the Level 3 rollforward are effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations, or cash flows.

        In March 2010, the FASB issued new guidance clarifying that a modification of a loan that is part of a pool of loans acquired with deteriorated credit quality should not result in the removal of the loan from the pool. This guidance was effective for any modifications of loans accounted for within a pool in the first interim or annual reporting period ending after July 15, 2010. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations, or cash flows.

        In July 2010, the FASB issued new guidance requiring expanded disclosures about the credit quality of financing receivables and the allowance for loan losses. Disclosures must be disaggregated by portfolio segment and class and include, among other things, a rollforward of the allowance for loan losses, credit quality indicators, expanded information about past due and impaired loans and the related allowance, an aging of past due loans, and information about troubled debt restructurings. The required disclosures of information as of the end of a reporting period were effective for the Company in its annual financial statements for the year ending December 31, 2010. Required disclosures about activity that occurs during a reporting period will be effective for the Company in the quarter ending March 31, 2011. In January, 2011, the FASB deferred the effective date of the guidance related to disclosures about troubled debt restructurings. This guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011. The new guidance impacts financial statement disclosures but will not have an effect on the Company's consolidated financial condition, results of operations or cash flows.

        In December 2010, the FASB issued guidance requiring that Step 2 of the goodwill impairment test be performed for reporting units with zero or negative carrying amounts if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of this guidance is not expected to have a significant impact on the Company's consolidated financial condition, results of operations or cash flows.

        In 2010, the FASB published the following proposed accounting standards updates that, if adopted in their proposed form, could potentially have a significant impact on the Company's financial position, results of operations or cash flows:

•
Accounting for Financial Instruments and Revisions to the Accounting for Derivative Instruments and Hedging Activities: Under this proposal, most financial instruments would be measured at fair value. Changes in fair value of financial instruments for which the entity's strategy is to hold for collection or payment of contractual cash flows would generally be recognized in other comprehensive income. Changes in fair value of financial instruments for which an entity's strategy is trading, equity securities, and financial instruments that can be contractually prepaid in such a way that the holder would not recover substantially all of its investment would be reflected in earnings. Many financial liabilities of financial institutions would also be measured at fair value. The guidance would require presentation of information about both fair value and amortized cost for many financial instruments. The proposed guidance would also remove the"probable" threshold for recognition of impairments on loans and provide a common approach to providing for credit losses on loans and debt instruments. Highly complex, quantitative hedging requirements would be replaced with more qualitative based assessments that would make it easier to qualify for hedge accounting. An effective date has not been stipulated for the proposed guidance, but the date is anticipated to be no earlier than January 1, 2013.
•
Leases:  Under this proposed guidance, lessors and lessees would apply a right-of-use model in accounting for most leases. A lessee would recognize an asset representing its right to use the underlying asset for the lease term and a liability to make lease payments. A lessor would recognize an asset representing its right to receive lease payments and, depending on its exposure to risks or benefits associated with the underlying asset, would either recognize a lease liability representing a performance obligation or derecognize its rights in the underlying asset and continue to recognize a residual asset representing its right to the leased asset at the end of the lease term. An effective date has not been stipulated for this proposed guidance.

•
Clarifications to Accounting for Troubled Debt Restructurings by Creditors:  This proposal provides additional guidance to assist creditors in determining whether a restructuring of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording impairment and for disclosure of troubled debt restructurings. The proposed guidance is expected to be applicable for interim or annual periods ending after June 15, 2011.

•
Reconsideration of Effective Control for Repurchase Agreements:  The amendments in this proposed update would remove from the assessment of effective control of transferred assets the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms even in the event of default by the transferee. The amendments would eliminate the requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. Other criteria applicable to the assessment of effective control would not be changed. The update will be effective as of the beginning of the first interim or annual period after issuance. The final update is expected to be issued in the first quarter of 2011.

        The Company has not completed its assessment of the impact of these proposed standards on its consolidated financial position, results of operations or cash flows.

Note 1 Summary of Significant Accounting Policies

        BankUnited, FSB ("BankUnited" or the "Bank") was founded in 1984 and offers a full range of consumer and commercial banking products and services to individual and corporate customers through its branch network in Florida. The consolidated financial statements include the accounts of the Bank and its wholly-owned subsidiaries Bay Holdings, Inc., CRE Properties Inc., T&D Properties of South Florida, Inc. and BU Delaware, Inc. and its wholly- owned subsidiary BU REIT, Inc. BankUnited Financial Corporation ("BKUNA"), the parent company, is a Florida corporation organized in 1993 as the holding company for the Bank.

        At the close of business on May 21, 2009, the Bank was seized by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC") was appointed as Receiver. Immediately thereafter, a de novo institution ("New BankUnited") acquired certain assets and assumed certain liabilities of the former BankUnited. The change in control of the Bank may affect the accounting policies followed by the Bank under its new ownership.

Regulatory Matters

        On September 19, 2008, the Bank reached an agreement with the Office of Thrift Supervision (the "OTS") on regulatory consent orders (the "Orders"). The Orders, among other things, required that BankUnited continue its capital augmentation plan to raise additional capital and to provide an alternative capital strategy to be implemented in the event the capital raising efforts in the capital augmentation plan are unsuccessful (together, the "Capital Plan"). The Capital Plan was approved by the OTS, and on November 1, 2008, the Bank's Board of Directors ("Board") approved and adopted the Capital Plan and began its implementation. Additionally, the Orders required that the Bank's Board prepare and submit to the OTS a comprehensive business plan covering the last three months of calendar year 2008, all of calendar years 2009 and 2010, and the first three quarters of calendar 2011 ("Business Plan"). The Business Plan includes a detailed description of the Bank's plans to improve earnings, preserve and enhance capital and franchise value, and strengthen liquidity.

        The Orders required the Bank to meet and maintain a minimum Tier One Core Capital Ratio of 7% and a minimum total Risk-Based Capital Ratio of 14% on and after December 31, 2008. As of December 31, 2008, due primarily to establishing reserves for loan losses and its inability to raise additional equity, the Bank was not in compliance with the capital ratios as required by the Orders. As a result, the Bank was subject to enforcement action by federal regulators, including placing the Bank into receivership.

        The Orders prohibit the Bank from paying dividends or capital distributions without receiving the prior written approval of the OTS. The Orders also require, among other things, that BankUnited notify the OTS prior to adding directors or senior executive officers; limit certain kinds of severance and indemnification payments; and obtain OTS approval before entering into, renewing, extending, or revising any compensatory or benefits arrangements with any director or officer.

        Additionally, the Orders required the Bank to restrict or prohibit the origination of payment option adjustable rate mortgages ("option ARM loans"), prepare a plan to ensure the Bank maintains and adheres to its allowance for loan losses policies, procedures, time frames and calculation inputs; restricts assets growth; and appoint a regulatory compliance committee.

        Effective April 14, 2009, the Board entered into a Stipulation and Consent to Prompt Corrective Action Directive ("PCA Directive") with the OTS. The PCA Directive addresses the Bank's failure to operate under an accepted capital restoration plan and imposes various corrective measures and operational limitations mandated by statute. As of January 30, 2009, the Bank was critically undercapitalized for purposes of the Prompt Corrective Action provisions of the Federal Deposit Insurance Act. The PCA Directive was issued when the OTS notified the Bank that its previously filed capital restoration plan was unacceptable and directs the Bank to be recapitalized by a merger with or an acquisition by another financial institution or another entity, or through the sale of all or substantially all of the Bank's assets and liabilities to another financial institution or another entity within twenty days pursuant to a written definitive agreement, which the Bank is required to execute within fifteen days of the effective date of the PCA Directive, unless such timeframes are extended in writing by the OTS.

Accounting Estimates and Assumptions

        The accounting and reporting policies of the Bank and the methods of applying those policies that materially affect the accompanying consolidated financial statements conform with accounting principles generally accepted in the United States ("GAAP") and where applicable to general practices in the banking industry or guidelines prescribed by regulatory agencies. The consolidated financial statements of the Bank include the accounts of BankUnited, FSB and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

        In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses and valuation and disclosures of contingent assets and liabilities. Management has made significant estimates in certain areas, including the determination of the allowance for loan losses, reserve for recourse liability for loans sold, valuing certain financial instruments and other assets, the valuation of mortgage servicing rights, the determination of other-than-temporary impairment losses on available-for-sale investment securities, determination of the valuation allowance for deferred tax assets and goodwill impairment. Actual results could differ from those estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Financial Statement Reclassifications

        Certain prior period amounts have been reclassified to conform to the May 21, 2009 consolidated financial statements presentation.

Fair Value Measurements

        In September 2006, the Financial Accounting Standards Board ("FASB") issued a new accounting standard on fair value measurements. The standard defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. The standard changed key concepts in fair value measures including the establishment of a fair value hierarchy and the concept of the most advantageous or principal market. This standard did not require any new fair value measurement. The Bank adopted this statement for its financial assets and liabilities effective October 1, 2008. The adoption of this statement did not have a material effect on the Bank's consolidated financial statements.

        The Bank uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Securities available for sale and derivative instruments are recorded at fair value on a recurring basis. Additionally, from time to time, the Bank may be required to record other financial assets at fair value on a nonrecurring basis, such as impaired loans. These nonrecurring fair value adjustments typically involve application of lower-of-cost-or-market accounting or impairment write-downs of individual assets.

        In February 2007, the FASB issued a new accounting standard on the fair value option for financial assets and financial liabilities. This standard allows the Bank an irrevocable option for measurement of eligible financial assets or financial liabilities at fair value on an instrument by instrument basis (the fair value option). Subsequent to the initial adoption of the standard, which the Bank adopted effective October 1, 2008, the Bank may elect to account for eligible financial assets and financial liabilities at fair value. Such an election may be made at the time an eligible financial asset, financial liability or firm commitment is recognized or when certain specified reconsideration events occur. The Bank has not elected the fair value option for any eligible financial instrument during the period ended May 21, 2009.

        A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The fair value hierarchy distinguishes between assumptions developed based on market data obtained from independent sources (observable inputs) and assumptions made by the Bank about market participant assumptions (unobservable inputs). It is the Bank's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements. Because no active market exists for a portion of the Bank's financial assets, fair value estimates are subjective in nature. Additionally, the fair value estimates do not necessarily reflect the price that the Bank might receive if it were to sell at one time its entire holding of a particular financial instrument.

        Fair value is based on quoted prices in an active market when available. In certain cases where a quoted price for an asset or liability is not available, the Bank uses quoted market prices for comparable or similar securities, and when not available, uses internal valuation models to estimate its fair value. These models incorporate inputs such as forward yield curves, loan prepayment assumptions, expected loss assumptions, market volatilities and pricing spreads utilizing market-based inputs where readily available. The Bank's estimates of fair value reflect inputs and assumptions which management believes are comparable to those that would be used by other market participants. As an estimate, the fair value cannot be determined with precision and may not be realized in an actual sale or transfer of the asset or liability in a current market exchange.

Cash and Cash Equivalents

        Cash and cash equivalents include cash, Federal Home Loan Bank ("FHLB") overnight deposits, federal funds sold and securities purchased under agreements to resell with original maturities of three months or less. The collateral held by the Bank for securities purchased under agreements to resell consists of the securities underlying those agreements.

        The Bank must comply with Federal Reserve Board regulations requiring the maintenance of reserves against its net transaction accounts. As of May 21, 2009, cash reserves maintained by the Bank at the Federal Reserve Bank for this purpose exceeded this requirement.

Investment Securities Available for Sale

        Investment securities available for sale are carried at fair value, net of unrealized gains and losses, and net of discount accretion and premium amortization computed using the level yield method. Net unrealized gains and losses are included in other comprehensive income (loss) net of applicable income taxes (benefit). Gains or losses on sales of investment and mortgage-backed securities available for sale are recognized on the specific identification basis.

        The Bank reviews available for sale securities for impairment on a quarterly basis or more frequently if events and circumstances indicate that a potential loss may have occurred. An investment security is impaired if its fair value is lower than its amortized cost basis. The Bank considers many factors in determining whether the decline in fair value below amortized cost is an other-than-temporary impairment ("OTTI"), including, but not limited to, adverse changes in expected cash flows, the length of time and extent to which the fair value has been less than amortized cost, the Bank's intent and ability to hold the security for a period of time sufficient for a recovery in value and issuer-specific factors such as the issuer's financial condition, external credit ratings and general market conditions.

        The Bank uses third party sources to assist in the determination of the fair value of its investment securities, which are subject to validation procedures performed by management. The third-party pricing sources use proprietary models to determine the fair value of the Bank's collateralized mortgage obligations and mortgage pass-through certificates. Management reviews and documents all assumptions used by both internal and third party sources to ensure they are market based and reflective of the structural and collateral characteristics of the respective securities.

Loans Receivable

Loans held in portfolio

        The Bank's loans held in portfolio consists primarily of real estate loans collateralized by first mortgages and also includes commercial real estate, commercial land, consumer and home equity loans and lines of credit. Loans held in portfolio are loans which management has the intent and ability to hold for the foreseeable future, are considered held for investment, and, accordingly, are carried at amortized cost. The length of the foreseeable future is a management judgment which is determined based on the type of loan, asset/liability strategies, including available investment opportunities and funding sources, expected liquidity demands, long-term business strategies and current economic and market conditions. Evaluation of these factors requires a significant degree of judgment. Management's view of the foreseeable future may change based on changes in these conditions.

Mortgage loans held for sale

        BankUnited originates loans that are held for sale in the secondary market to government-sponsored entities and other investors. Loans held for sale are recorded at the lower of cost or fair value, determined in the aggregate, or at fair value when they are designated as the hedged item in a hedging relationship. Origination fees and costs for loans held for sale are capitalized as part of the cost of the loan. Fair value is derived from observable current market prices, when available, and includes loan servicing value. When market data is not available, the Bank estimates fair value based on third party indications of fair value, which may also include adjustments made for specific loan characteristics. Management reviews and documents all assumptions used by both internal and third party sources to ensure they are market based and reflective of the structural and collateral characteristics of the respective assets. Adjustments to reflect unrealized gains and losses resulting from changes in fair value and realized gains and losses upon ultimate sale of the loans are classified as noninterest income in the consolidated statements of operations.

        BankUnited transfers certain residential mortgage loans to the held for sale classification at the lower of cost or fair value. At the time of transfer, any losses are recorded as a component of noninterest income, with subsequent losses also recorded as a component of noninterest income in the consolidated statements of operations. BankUnited may also transfer loans from held for sale to held in portfolio. At the time of transfer, any difference between the carrying amount of the loan and its outstanding principal balance is recorded as a component of noninterest income. Subsequently the discount on the loan is recognized as an adjustment to yield using the interest method. Triggers for transfer of loans to the held for sale category would include loans for which the Bank no longer had the intent or ability to hold the loans for the foreseeable future, or to maturity. Triggers for transfers to held in portfolio would include those loans that are no longer saleable due to credit, performance, or market conditions.

Non-Accrual Loans

        The Bank typically classifies loans as nonaccrual when one of the following events occurs: (i) interest or principal has been in default, unless the loan is well-secured and in the process of collection; (ii) collection of recorded interest or principal is not anticipated; or (iii) income for the loan is recognized on a cash basis due to the deterioration in the financial condition of the debtor. Consumer and residential mortgage loans are typically placed on nonaccrual when payments have been in default more than 150 days. All other loans are typically placed on nonaccrual when the loans become 90 days past due, or the collection of principal or interest is deemed doubtful.

        When a loan is placed on nonaccrual, unpaid interest is reversed against interest income. Interest income on nonaccrual loans, if recognized, is either recorded using the cash basis method of accounting or recognized at the end of the loan term after the principal has been reduced to zero, depending on the type of loan. If and when borrowers demonstrate the ability to repay a loan in accordance with the contractual terms of a loan classified as nonaccrual, the loan may be returned to accrual status. If a nonaccrual loan is returned to accruing status, the accrued interest at the date the loan is placed on nonaccrual status, and foregone interest during the nonaccrual period, are recorded as interest income only after all principal has been collected for commercial real estate and commercial loans. For residential mortgage loans and consumer loans, the accrued interest at the date the loan is placed on nonaccrual status, and forgone interest during the nonaccrual period, are recorded as interest income as of the date the loan no longer meets the applicable criteria.

        Loans whose terms have been modified in troubled debt restructurings are placed on nonaccrual status, until the Bank determines that future collection of principal and interest is reasonably assured. Generally, a nonaccrual loan that is restructured remains on nonaccrual for a period of six months to demonstrate the borrower can meet the restructured terms. Payment performance immediately prior to the restructuring may be considered when making this determination. Where the borrower of a restructured residential mortgage loan has no history of missed payments for at least six months prior to the restructuring, the loans remain on accrual status at the time of the modification.

Impaired Loans

        Loans are considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due, according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. When a loan is deemed impaired, the amount of specific allowance required is measured by a complete analysis of the most probable source of repayment, including the present value of the loan's expected future cash flows, the fair value of the underlying collateral less costs of disposition, or the loan's estimated fair value. In these measurements, the Bank uses assumptions and methodologies that are relevant to estimating the level of impairment and unrealized losses in the loan portfolio. To the extent that the data supporting such assumptions has limitations, management's judgment and experience play a key role in recording the specific allowance estimates. BankUnited generally applies cash receipts on impaired loans not performing according to contractual terms to reduce the carrying value of the loan, unless the Bank believes it will recover the remaining principal balance of the loan, in which case the Bank may recognize interest income. The Bank includes impairment losses in the allowance for loan losses through a charge to provision for loan losses.

        The Bank accounts for loans as troubled debt restructurings, when due to a deterioration in a borrower's financial position, the Bank grants concessions that would not otherwise be considered. Troubled debt restructured loans are tested for impairment and where the borrower has no history of missed payments for six months prior to the restructuring, the loan remains on accrual status at the time of the modification. Other troubled debt restructured loans are placed in nonaccrual status at the time of the modifications. If borrowers perform pursuant to the modified loan terms for at least six months and the remaining loan balances are considered collectible, the loans are returned to accrual status.

Allowance for Loan Losses

        The Bank's allowance for loan losses is established for both performing loans and non-performing loans. BankUnited's allowance for loan losses is established and maintained at a level management deems prudent and adequate to cover probable losses on loans based upon a periodic evaluation of current information relating to the risks inherent in BankUnited's loan portfolio. In evaluating the allowance for loan losses, management evaluates both quantitative and qualitative elements which may require the exercise of judgment. When evaluating loan loss allowances, management reviews performing and non-performing loans separately.

        Additions to the allowance are made by provisions charged to current operations. The allowance is decreased by charge-offs due to losses and increased by recoveries.

        For commercial loans and commercial loans secured by real estate, losses are recognized at the time they are identified. For the period ended May 21, 2009 and for the fiscal year ended September 30, 2008, losses on one-to-four family residential loans were charged-off at the time they become 270 days past due. The amount of the loss equals the excess of the recorded investment in the loan over estimated the fair value of the collateral, less costs to sell. Previously, the Bank's policy was to recognize charge-offs as the losses on one-to-four family residential loans were identified at the completion of the foreclosure process and repossession of the collateral, which could be an undetermined length of time, generally in excess of 270 days.

        The Bank's policy is to fully reserve the entire balance of home equity lines when they reached 91 days delinquent, and recognize charge-offs as the losses were identified. Subsequent to September 30, 2007, the policy was revised to continue to fully reserve for loans at 91 days past due and require that loans that reach 270 days delinquent be charged-off.

        Recoveries are reported at the time received, except for balances recoverable under mortgage insurance policies. Recoveries under mortgage insurance policies are recorded at the time collection of the claim from the mortgage insurance company is deemed probable. Claims are deemed probable of collection at approximately the time of repossession of the property and the filing of the claim. Recoveries under mortgage insurance policies are reported at the lesser of the amount of the loss for the related loan or the amount recoverable under the mortgage insurance policy, net of a valuation allowance for potential rejections of mortgage insurance claims.

Reserve for Recourse Liability for Loans Sold

        The Bank has established a reserve for recourse liability for loans sold. The reserve is established and maintained at a level management deems prudent and adequate to cover probable losses under representations and warranties on loans securitized or sold. The reserve is based upon periodic evaluation of current information relating to the inherent risks, and takes into account historical experiences and trends, and current and projected market, industry, and economic conditions.

Unearned Discounts, Premiums, and Deferred Costs

        Loan origination fees and certain direct loan origination costs are included in the carrying value of loans, and amortized over the contractual maturities of the loans as an adjustment to interest income. Prepayments of loans result in acceleration of the amortization of these items. Commitment fees and costs relating to commitments are recognized over the commitment period. If the commitment is subsequently exercised during the commitment period, the remaining unamortized commitment fee at the time of exercise is recognized over the life of the loan as an adjustment of yield.

FHLB Stock and Other Earning Assets

        The Bank's investment in the stock of the FHLB Atlanta is carried at cost since these are restricted securities. Periodically and as conditions warrant, the Bank reviews its investment in FHLB stock for impairment and adjusts the carrying value of the investment if it is determined to be impaired.

Office Properties and Equipment, net

        Office properties and equipment are carried at cost less accumulated depreciation. Building and leasehold improvements are carried at amortized cost. The estimated useful life of newly constructed branch office buildings is 30 years. The lives of improvements to existing buildings are based on the lesser of the remaining life of the original building or the useful life of the improvement. Leasehold improvements are amortized over the shorter of the expected term of the lease at inception, considering options to extend that are reasonably assured, or their useful lives, whichever is shorter.

The estimated useful life for furniture, fixtures and equipment is 7 - 10 years, and for computer equipment and software is 3 - 5 years. Depreciation is calculated based on the straight line method using the estimated service lives of the assets. Repair and maintenance costs are charged to operations as incurred, and improvements are capitalized.

Other Real Estate Owned

        Property acquired through foreclosure or deed in lieu of foreclosure is initially recorded at estimated fair value, based on independent appraisal by third parties, less estimated costs to sell the property. Any excess of the loan balance over the fair value less estimated costs to sell the property is charged to the allowance for loan losses at the time of foreclosure. The carrying value is reviewed periodically and, when necessary, any decline in the value of the real estate less estimated cost to sell is charged to operations. Significant property improvements, which enhance the salability of the property, are capitalized to the extent that the carrying values do not exceed their estimated realizable values. Legal fees, maintenance and other direct costs of foreclosed properties are expensed as incurred. The amount the Bank ultimately recovers from foreclosed properties may differ substantially from the net carrying value of these assets because of future market factors that are beyond its control or because of changes in the Bank's strategy for sale of the properties.

Mortgage Servicing Rights and Transfers

Mortgage Servicing Rights

        BankUnited recognizes mortgage servicing rights ("MSR") as an asset when it sells loans and retains the right to service those loans. The value of servicing assets is derived from estimated future revenues from contractually specified servicing fees, late charges, prepayment fees and other ancillary revenues that are expected to be more than adequate compensation to cover the costs associated with performing the service, and is generally expressed as a percent of the unpaid principal balance of the loans being serviced. Estimated future revenues are determined using the estimated future balance of the underlying mortgage loan portfolio, which, absent new purchases, declines over time from prepayments and cash flows. MSR assets are carried at the lower of aggregate cost or market and amortized in proportion to and over the period of estimated net servicing income. BankUnited charges impairment as a direct write-down of its MSR assets. BankUnited does not currently utilize a valuation allowance for recognizing impairment of its MSR assets. BankUnited assesses the MSR assets for impairment on a disaggregated basis by strata based on the fair value of those assets.

        The estimated fair value of mortgage servicing rights is estimated using various assumptions including future cash flows, market discount rates, as well as expected prepayment rates, servicing costs and other factors. Changes in these factors could result in impairment of the servicing asset and a charge against earnings. For purposes of evaluating impairment, the Bank stratifies its mortgage servicing portfolio on the basis of certain risk characteristics, including loan type. Impairment related to mortgage servicing rights is recorded in other non-interest income. Contractually specified servicing fees, late fees and other ancillary income related to the servicing of mortgage loans are recorded in other non-interest income.

Transfers

        When BankUnited sells (transfers) mortgage loans for securitization it may acquire beneficial interests in the securities created as well as the rights to service the loans underlying the securities. Gains or losses on these transactions are recognized only for the portion of securities that are not acquired by BankUnited. Expenses related to the transaction are not deferred but are included in the gain or loss calculation. The book values of securities retained by BankUnited are based on their relative fair values at the date of transfer. BankUnited classifies retained securities as available for sale in its consolidated balance sheets, which are carried at fair value. BankUnited obtains fair values of its retained securities, at both the date of securitization and at each reporting date, from independent third parties.

Goodwill

        Goodwill represents the excess of purchase price over the fair value of net assets acquired. The excess purchase price, which is related to banking acquisitions, is tested for impairment on an annual basis, or more often if events or circumstances indicate that there may be impairment. Adverse changes in the economic environment, declining operations, or other factors could result in a decline in the implied fair value.

        The goodwill impairment test is performed in two phases during the fourth quarter of each fiscal year (performed as of May 21, 2009 for the period then ended). The first phase is used to identify potential impairment by comparing the fair value of the reporting unit with its carrying amount, including goodwill. The fair value of the reporting unit is determined based upon the present value of estimated future cash flows, using a discount rate that approximates the cost of capital in the industry in which the Bank operates. If the fair value is less than the carrying value, then the second phase is required to identify the amount of impairment by comparing the carrying amount of goodwill to its implied fair value. If the implied fair value is less than the carrying amount, a loss would be recognized in other non-interest expense to reduce the carrying amount to the implied fair value.

        Performing an impairment test involves estimating the fair value of a reporting unit, which requires the Bank to make assumptions about future market conditions and its ability to perform as planned. When available, the Bank uses external data in its assumptions.

Bank Owned Life Insurance

        Bank owned life insurance is carried at an amount that could be realized under the insurance contract as of the date of the consolidated balance sheets. The change in contract value is recorded as an adjustment to the premiums paid in determining the expense or income to be recognized under the contract.

Income Taxes

        BankUnited and its subsidiaries, other than BU REIT, Inc., are part of the consolidated federal income tax return of BKUNA. BKUNA, BankUnited and its subsidiaries filed separate income tax returns in various state jurisdictions through fiscal year 2006. Beginning with the taxable year ended September 30, 2007, BKUNA, BankUnited and its subsidiaries filed combined state income tax returns where combined filings are required for companies that are considered to be unitary with related entities. The Bank and its subsidiaries have a Tax Sharing Agreement with BKUNA, whereby the Bank pays to or receives cash from BKUNA as if the Bank filed separate tax returns. Any amount of current tax due to or receivable from BKUNA is included in their intercompany balance. Income taxes are accounted for on a separate return basis.

        The Bank accounts for income taxes using the asset and liability method, recording deferred tax assets and liabilities by applying federal and state statutory tax rates currently in effect to its cumulative temporary differences. Temporary differences are differences between financial statement carrying amounts and the corresponding tax bases of assets and liabilities. Under the asset and liability method, income tax expense or benefit is comprised of the current and deferred tax provisions (benefit) for the year. The current tax provision (benefit) represents amounts that are payable to or receivable from taxing authorities based on current year taxable income or loss. The deferred tax provision (benefit) reflects changes in deferred tax assets and liabilities during the year as a result of current year operations.

        Generally accepted accounting principles require that when determining the need for a valuation allowance against a deferred tax asset, management must assess both positive and negative evidence with regard to the realization of the deferred tax asset. To the extent available sources of taxable income are insufficient to absorb tax losses, a valuation allowance is necessary. Sources of taxable income for this analysis include prior years' carry-backs, the expected reversals of taxable temporary differences between book and tax income, prudent and feasible tax-planning strategies, and future taxable income. A valuation allowance is recognized for a deferred tax asset if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Subsequent changes in the tax laws require adjustment to these assets and liabilities with the cumulative effect included in income from continuing operations for the period in which the change was enacted. In computing the income tax provision, the Bank evaluates the technical merits of its income tax positions based on current legislative, judicial, and regulatory guidance.

        The Bank recognizes a liability for uncertain tax positions. An uncertain tax position is defined as a position in a previously filed tax return or a position expected to be taken in a future tax return that is not based on clear and unambiguous tax law and which is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Bank must recognize the tax benefit from an uncertain tax position only if it is more-likely-than-not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Bank measures the tax benefits recognized based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Bank recognizes interest and penalties related to uncertain tax benefits in its provision for income taxes. At May 21, 2009 and September 30, 2008 there were no significant uncertain tax positions.

Earnings (Loss) per Share

        Basic earnings (loss) per share are computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during each period. Diluted earnings per share are based on the weighted-average number of common shares outstanding during the period, plus the dilutive effect of securities or other contracts to issue common stock ("common share equivalents"). Common share equivalents are excluded from the computation of earnings (loss) per share in periods in which they have an anti-dilutive effect. The Bank does not have securities which qualify as common share equivalents that could potentially dilute earnings per share; therefore the weighted average number of shares used to compute basic and diluted income (loss) per share is the same.

Segment Reporting

        Public companies are required to report certain financial information about significant revenue-producing segments of the business for which such information is available and utilized by the chief operating decision maker. Specific information to be reported for individual operating segments includes a measure of profit and loss, certain revenue and expense items, and total assets. As a community-oriented financial institution, substantially all of BankUnited's operations involve the delivery of loan and deposit products to customers. Management makes operating decisions and assesses performance based on an ongoing review of these banking operations, which constitute BankUnited's only operating segment.

Derivative Instruments Held for Purposes Other than Trading

        BankUnited enters into derivative contracts as a means of reducing its interest rate exposures. No derivatives are held for trading purposes. At inception these contracts are evaluated in order to determine if they qualify for hedge accounting. The hedging instrument must be highly effective in achieving offsetting changes in the hedge instrument and hedged item attributable to the risk being hedged. Any ineffectiveness, which arises during the hedging relationship is recognized in non-interest expense in the period in which it arises. All derivatives are valued at fair value and included in other assets or other liabilities. For cash flow hedges, the unrealized changes in fair value to the extent effective are recognized in other comprehensive income. The fair value of cash flow hedges related to forecasted transactions is recognized in non-interest expense in the period when the forecasted transaction occurs. Any ineffectiveness related to cash flow-hedges is recorded in interest expense.

        Residential mortgage loan commitments related to loans to be sold and forward sales contracts for loans to be sold are accounted for as derivatives at fair value. The commitments and forward sales contracts are recorded as either assets or liabilities in the consolidated balance sheets with the changes in fair value recorded in non-interest expense.

Accounting Policies Recently Adopted and Pending Adoption

        As discussed in Note 1 to the consolidated financial statements, BankUnited was closed by the OTS on May 21, 2009. The impact of accounting policies pending adoption is dependent upon the method of application of those policies by New BankUnited management.

        In April 2009, the FASB issued new guidance regarding the recognition and presentation of other-than-temporary impairments. This guidance amends the other-than-temporary impairment guidance for debt securities to make the guidance more operational and to improve the presentation and disclosure of OTTI on debt and equity securities in the financial statements. This guidance does not amend existing recognition and measurement guidance related to OTTI of equity securities.

        In May 2009, the FASB issued new guidance regarding subsequent events. The new guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

        In June 2009, the FASB issued new guidance impacting transfers and servicing of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement in transferred financial assets. This guidance is effective for financial asset transfers occurring after December 31, 2009.

        In June 2009, the FASB issued new guidance impacting consolidation of variable interest entities. The objective of this guidance is to improve financial reporting by enterprises involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. This guidance was effective as of January 1, 2010.

        Effective July 1, 2009, the Financial Accounting Standards Board ("FASB") established the Accounting Standards Codification ("ASC" or "Codification") as the source of authoritative GAAP for companies to use in the preparation of financial statements. The guidance contained in the Codification supersedes all existing accounting and reporting standards for public and non-public companies.

        In August 2009, the FASB amended the measurement of liabilities at fair value and related disclosures. The amendment provides additional guidance on how to measure the fair value of a liability. The amendment clarifies that when estimating the fair value of a liability the entity is not required to include a separate adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. The amendment also clarifies that the quoted price in an active market at the measurement date of a liability when traded as an asset represents a Level 1 fair value measurements.

        In September 2009, the FASB issued new guidance that creates a practical expedient to measure the fair value of an alternative investment that does not have a readily determinable fair value. This guidance also requires certain additional disclosures. This guidance was effective for interim and annual periods ending after December 15, 2009.

        In February 2010, the FASB issued new guidance impacting fair value measurements and disclosures. The new guidance requires a gross presentation of purchases and sales of Level 3 activities and adds a new requirement to disclose transfers in and out of Level 1 and Level 2 measurements. The guidance related to the transfers between Level 1 and Level 2 measurements is effective for the Bank on January 1, 2010. The guidance that requires increased disaggregation of the Level 3 activities is effective for the Bank on January 1, 2011.

        In March 2010, the FASB issued new guidance impacting purchased receivables. The new guidance clarifies that a modification to a loan that is part of a pool of loans that was acquired with deteriorated credit quality should not result in the removal of the loan from the pool. This guidance is effective for any modifications of loans accounted for within a pool in the first interim or annual reporting period ending after July 15, 2010.

        In July 2010, the FASB issued new guidance impacting the disclosure of financing receivables and the allowance for credit losses. The new guidance requires additional disclosures that will allow users to understand the nature of credit risk inherent in a company's loan portfolios, how that risk is analyzed and assessed in arriving at the allowance for credit losses, and changes and reasons for those changes in the allowance for credit losses. The new disclosures that relate to information as of the end of the reporting period is effective as of December 31, 2010, whereas the disclosures related to activity that occurred during the reporting periods is effective January 1, 2011.

Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

Note 2    Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2011-02, "A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring."  This update clarifies existing guidance on a creditor's evaluation of whether a restructuring constitutes a troubled debt restructuring, including clarification of a creditor's evaluation of whether it has granted a concession and of whether a debtor is experiencing financial difficulties.  The Company is required to adopt this update for the quarter ending September 30, 2011, retrospectively to the beginning of the annual period of adoption, or January 1, 2011.  Management does not anticipate that adoption will have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In April 2011, the FASB issued Accounting Standards Update 2011-03, "Reconsideration of Effective Control for Repurchase Agreements."  This update removes from the assessment of effective control: (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and (2) the collateral maintenance implementation guidance related to that criterion. The update is required to be adopted prospectively by the Company for the quarter ending March 31, 2012. Management does not anticipate that adoption will have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued Accounting Standards Update 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." The amendments in this Update result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"). The amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB's intent about the application of fair value measurement requirements and others change principles or requirements for measuring fair value or disclosing information about fair value measurements. The Company is required to adopt this update prospectively for the quarter ending March 31, 2012.  This update will result in expanded disclosures in the Company's financial statements; however, management does not anticipate that adoption will have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In June 2011, the FASB issued Accounting Standards Update 2011-05, "Presentation of Comprehensive Income."  This update provides entities with an option of presenting the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The Company is required to adopt this update retrospectively for the quarter ending March 31, 2012.  Adoption of this update will affect the manner of presentation of the components of comprehensive income in the Company's financial statements, but will not have an impact on the Company's consolidated financial position, results of operations or cash flows.

Acquisition Activity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Acquisition Activity [Abstract]
Acquisition Activity

Note 3   Acquisition Activity

On June 2, 2011, BKU entered into a Merger Agreement with Herald National Bank ("Herald"), a national banking association based in the New York metropolitan area ("Merger Agreement").  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a to-be-formed direct, wholly-owned national bank subsidiary of BKU will merge with and into Herald, with Herald continuing as the surviving entity and a wholly-owned subsidiary of BKU. Upon completion of the merger, holders of Herald common and preferred stock will receive cash or shares of BKU common stock having a value equal to  $1.35 plus the value of 0.099 shares of BKU common stock as of the effective time of the Merger. The Merger Agreement provides that the surviving bank will be merged with and into BankUnited, with BankUnited surviving, in August 2012.  Completion of the Merger is subject to various customary conditions, including, among others, (a) ratification and confirmation of the Merger Agreement by Herald shareholders, (b) effectiveness of the registration statement for the BKU common stock to be issued in the Merger and approval of the listing on the New York Stock Exchange of the BKU common stock to be issued in the Merger, (c) the absence of any law or order prohibiting the closing of the Merger and (d) receipt of required regulatory approvals.

Note 2 Acquisitions

        On May 21, 2009, BankUnited entered into a purchase and assumption agreement (the "FSB Agreement") with the FDIC, as receiver, pursuant to which BankUnited acquired substantially all of the assets and assumed substantially all of the non-brokered deposits and other liabilities of BankUnited, FSB.

        Prior to the Acquisition, BankUnited, FSB was a community bank headquartered in Coral Gables, Florida that operated 85 banking branches in 13 counties in Florida. Excluding the effects of acquisition accounting adjustments, the Bank acquired  $13.6 billion in assets and assumed  $12.8 billion of the deposits and liabilities of BankUnited, FSB. The Bank received net consideration in the amount of  $2.2 billion, partially offset by liabilities due to the FDIC in the amount of  $156.8 million.

        In connection with the Acquisition, the Bank entered into loss sharing agreements with the FDIC that cover single family residential mortgage loans, commercial real estate, commercial and industrial and consumer loans, certain investment securities and other real estate owned ("OREO"), collectively referred to as the "covered assets". The Bank acquired other BankUnited, FSB assets that are not covered by the loss sharing agreements with the FDIC including cash balances of  $1.2 billion, certain investment securities purchased at fair value and other tangible assets. Pursuant to the terms of the loss sharing agreements, the covered assets are subject to a stated loss threshold whereby the FDIC will reimburse the Bank for 80% of losses of up to  $4.0 billion, and 95% of losses in excess of this amount. The Bank will reimburse the FDIC for its share of recoveries with respect to losses for which the FDIC paid the Bank a reimbursement under the loss sharing agreements. The FDIC's obligation to reimburse the Company for losses with respect to covered assets begins with the first dollar of loss incurred. The expected reimbursements under the loss sharing agreements were recorded as an indemnification asset at its estimated fair value of  $3.4 billion on the acquisition date. The indemnification asset reflects the present value of the expected net cash reimbursements under the loss sharing agreements.

        The amounts covered by the loss sharing agreements are the pre-acquisition book values of the underlying covered assets, the contractual balance of unfunded commitments that were acquired, plus certain interest and expenses. The loss sharing agreements are subject to servicing procedures specified in the agreement with the FDIC. The loss sharing agreement applicable to single family residential mortgage loans provides for FDIC loss sharing and the Bank's reimbursement of recoveries to the FDIC for ten years. The loss sharing agreements applicable to all other covered assets provide for FDIC loss sharing for five years and the Bank's reimbursement of recoveries to the FDIC for 8 years. Under the loss sharing agreements, the Bank may sell up to 2.5% of the acquired residential and commercial loan portfolio, with certain restrictions, based on the unpaid principal balance ("UPB") of the loans on an annual basis without prior consent from the FDIC. If the Bank seeks to sell residential or non-residential loans in excess of the agreed 2.5% threshold, nine months prior to the tenth anniversary or fifth anniversary, respectively, and does not receive approval from the FDIC, the loss sharing agreements are extended for a period of two years after the respective anniversaries. The loss sharing term is extended only with respect to the loans to be included in such sales. The Bank will have the right to sell all or any portion of such loans without FDIC consent, at any time within nine months prior to the respective extended termination dates.

        The Acquisition was determined to be a business combination; accordingly, the assets acquired and liabilities assumed were recorded at their estimated fair values at the acquisition date. The determination of the initial fair value of loans purchased in the acquisition and the initial fair value of the related FDIC indemnification asset involved a high degree of judgment and complexity and required management to make subjective assumptions about discount rates, future expected cash flows, market conditions and other future events that are subject to change. The amount the Company ultimately realizes from these assets could differ materially from the initial estimates.

        The following table summarizes the carrying amount and estimated fair values of assets acquired and liabilities assumed as of the acquisition date (in thousands):

	As Recorded by BankUnited FSB	Fair Value Adjustments	Net Cash Received From the FDIC	As Recorded by the Company
Assets
Cash and cash equivalents	$1,160,321	$—	$2,156,393	$3,316,714
Investment securities, at fair value	608,388	(69,444)	—	538,944
FHLB stock	243,334	—	—	243,334
Loans	11,174,232	(6,163,904)	—	5,010,328
FDIC receivable	—	69,444	—	69,444
FDIC indemnification asset	—	3,442,890	—	3,442,890
Bank owned life insurance	129,111	—	—	129,111
Other real estate owned	199,819	(22,140)	—	177,679
Deferred tax asset, net	—	37,269	—	37,269
Goodwill and other intangible assets	—	61,150	—	61,150
Other assets	95,171	(44,696)	—	50,475

Total assets	13,610,376	(2,689,431)	2,156,393	13,077,338

Liabilities
Deposits	8,225,916	108,566	—	8,334,482
Securities sold under agreements to repurchase	1,310	—	—	1,310
Federal Home Loan Bank advances	4,429,350	201,264	—	4,630,614
Advance payments by borrowers for taxes and insurance	52,362	—	—	52,362
Other liabilities	59,137	(567)	—	58,570

Total liabilities	12,768,075	309,263	—	13,077,338

Net Assets	$842,301	$(2,998,694)	$2,156,393	$—

        Goodwill and other intangible assets recognized in conjunction with the Acquisition include approximately  $59.4 million of goodwill and a  $1.8 million core deposit intangible asset.

        The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed.

        Cash and cash equivalents, securities sold under agreements to repurchase and advance payments by borrowers for taxes and insurance: The carrying amount of these assets and liabilities was considered a reasonable estimate of fair value based on the short-term, liquid nature of these assets.

Investment securities:

        Fair values of investment securities were based on quoted market prices, where available. If quoted market prices were not available, fair value estimates were based on observable inputs including quoted market prices for similar instruments, quoted market prices in inactive markets or other inputs observable in the market. In the absence of observable inputs, fair value was estimated based on pricing models and/or discounted cash flow methodologies.

FHLB stock:

        Par value was considered a reasonable estimate of fair value based on the redemption provisions of the securities, as these instruments are restricted securities with no evidence of impairment at the time of acquisition.

Loans:

        Fair values for loans were based on a discounted cash flow methodology that considered factors including the type of loan and related collateral, delinquency and credit classification status, fixed or variable interest rate, term of loan, whether or not the loan was amortizing, and current discount rates. Additional assumptions used included default rates, loss severity, payment curves, loss curves and prepayment speeds. Certain residential loans were grouped together according to similar characteristics and were treated in the aggregate when applying various valuation techniques. The discount rates used for loans were based on market rates for new originations of comparable loans at the time of acquisition, and included adjustments for liquidity concerns.

FDIC receivable:

        The  $69.4 million FDIC receivable represented a receivable recognized by the Company for an amount due from the FDIC related to the disputed purchase price of certain investment securities. The FDIC assigned a purchase price to these securities that the Company believed to be higher than the price required by the FSB Agreement. The FSB Agreement incorporates dispute resolution procedures that describe the process by which disputes regarding interpretation, application, calculation of loss or calculation of payments regarding the loss share must be resolved. In 2009, the Company recognized an impairment charge on the full amount of the FDIC receivable due to concerns over collectability. See Note 19, Commitments and Contingencies, for additional discussion of resolution of this dispute.

FDIC indemnification asset:

        Fair value was estimated using projected cash flows related to the loss sharing agreements based on the expected reimbursements of losses and the applicable loss sharing percentages. These cash flows were discounted using a risk-free yield curve plus a premium reflecting the uncertainty related to the collection, amounts and timing of the cash flows and other liquidity concerns.

Bank owned life insurance:

        The fair value of bank owned life insurance was based on the amount that could be realized at the acquisition date from the underlying insurance contract.

OREO:

        OREO was recorded at estimated fair value, generally based on real estate appraisals or other market based indications of value, net of estimated costs of disposal.

Deferred tax asset, net:

        The deferred tax asset, net represented the tax effects of differences between the book bases and tax bases of certain assets acquired and liabilities assumed, including investment securities, loans, loss share receivable, time deposits and FHLB advances.

Goodwill:

        Goodwill represented the residual difference in the fair value of tangible and identifiable intangible assets acquired and liabilities assumed by Company along with the payment from the FDIC for assuming the net liabilities and reflects the market share and related benefits expected to result from the acquisition. Goodwill was assigned to the Company's single operating segment and reporting unit at the date of the Acquisition, community banking.

Core deposit intangible:

        The core deposit intangible asset represented the value of relationships with deposit customers. Fair value was estimated based on the present value of the expected cost savings attributable to core deposit funding relative to an alternative source of funding. In determining fair value, consideration was given to expected customer attrition rates, cost of the deposit base, reserve requirements and the net maintenance cost attributable to customer deposits.

Other assets:

        The fair value of other assets was determined based on management's assessment of the collectability and realizability of such assets at acquisition date.

Deposits:

        Fair values of transaction accounts acquired, including demand, savings and money market deposits, equaled the amount payable on demand at the acquisition date. The fair values of time deposits were estimated using a discounted cash flow calculation that applied interest rates being offered at the acquisition date to the contractual cash flows on such deposits.

Federal Home Loan Bank advances:

        The fair values of Federal Home Loan Bank advances were estimated using a discounted cash flow calculation that applied interest rates being offered at the acquisition date for advances with similar terms and remaining maturities to the contractual cash flows on such advances.

Other liabilities:

        The fair value of other liabilities was based primarily on their carrying amounts, which was considered a reasonable estimate based on the short-term nature of these liabilities. Included in other liabilities was the estimated fair value of the warrant issued to the FDIC in connection with the acquisition, amounting to  $1.5 million.

        A summary of the covered loans acquired as of May 21, 2009 and the related discount is as follows (in thousands):

	Acquired Credit Impaired
	Unpaid Principal Balance	Additional Contractual Cash Flows	Total Estimated Contractual Cash Flows on Acquired Credit Impaired Loans	Non-ACI	Total
Real Estate Loans:
One-to-four family residential	$9,114,641	$4,047,208	$13,161,849	$212,847	$13,374,696
Home equity loans and lines of credit	284,222	82,164	366,386	220,434	586,820
Multi-family	124,785	48,072	172,857	6,032	178,889
Commercial real estate	566,990	245,204	812,194	40,582	852,776
Construction	187,025	99,338	286,363	377	286,740
Land	220,100	54,636	274,736	173	274,909

Total real estate loans	10,497,763	4,576,622	15,074,385	480,445	15,554,830

Other Loans
Commercial	131,590	21,746	153,336	51,434	204,770
Consumer	13,000	348	13,348	—	13,348

Total commercial and consumer loans	144,590	22,094	166,684	51,434	218,118

	$10,642,353	$4,598,716	15,241,069	531,879	15,772,948

Less: Non-accretable difference			8,714,344	—	8,714,344

Cash flows expected to be collected			6,526,725
Accretable discount			2,004,337	43,939	2,048,276

Total			$4,522,388	$487,940	$5,010,328

        The estimated contractual cash flows for the acquired non-credit-impaired loans at the acquisition date was  $713.0 million.

        The following table presents the components of the FDIC indemnification asset at May 21, 2009 (in thousands):

	Loans	OREO	Total
Estimated portion of gross losses subject to FDIC indemnification:
Residential	$4,119,357	$18,860	$4,138,217
Commercial	411,095	—	411,095

Total	4,530,452	18,860	4,549,312
Fair value discount	1,103,681	2,741	1,106,422

FDIC indemnification asset at May 21, 2009	$3,426,771	$16,119	$3,442,890

        At the closing of the Acquisition on May 21, 2009, the Company paid transaction fees to related parties totaling  $20.0 million and reimbursed those parties for  $2.5 million in certain expenses related to the Acquisition. These fees and costs are included in non-interest expense for the period ended December 31, 2009.

        In October 2010, in two separate transactions, the Company acquired certain assets and assumed certain liabilities of a small business commercial leasing company and a municipal leasing company for total cash consideration of approximately  $50.5 million. These transactions were determined to be business combinations and were accounted for using the acquisition method of accounting. The acquired businesses are complementary to the Company's commercial lending business strategy. The assets acquired and liabilities assumed were accounted for at their estimated fair values at the date of acquisition and included primarily lease receivables valued at  $42.7 million, customer relationship intangible assets of  $442 thousand, goodwill of  $7.9 million, premises and equipment of  $570 thousand, and customer deposits and other liabilities of  $1.1 million. Goodwill resulted primarily from the value of an assembled workforce and related industry expertise. The results of operations of the acquired businesses have been included in the Company's financial statements from the date of acquisition. Pro-forma financial information is not presented due to immateriality of these acquisitions to the Company's overall financial position and results of operations.

Investment Securities Available for Sale	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Investment Securities Available for Sale

Note 4   Investment Securities Available for Sale

Investment securities available for sale at June 30, 2011 and December 31, 2010 consisted of the following (in thousands):

	June 30, 2011
	Covered Securities				Non-Covered Securities
	Amortized	Gross Unrealized		Fair	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value

U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$—	$—	$—	$1,706,861	$23,783	$(295)	$1,730,349
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	—	—	519,406	8,658	(470)	527,594
Private label residential mortgage backed securities and CMO's	177,242	52,971	(85)	230,128	120,941	2,266	(100)	123,107
Private label commercial mortgage backed securities	—	—	—	—	64,580	295	(97)	64,778
Non mortgage asset-backed securities	—	—	—	—	522,243	7,063	(808)	528,498
Mutual funds and preferred stocks	16,382	2,058	(629)	17,811	227,913	5,544	(700)	232,757
State and municipal obligations	—	—	—	—	24,036	202	(11)	24,227
Small Business Administration securities	—	—	—	—	281,912	730	(293)	282,349
Other debt securities	3,844	3,926	—	7,770	—	—	—	—
Total	$197,468	$58,955	$(714)	$255,709	$3,467,892	$48,541	$(2,774)	$3,513,659

	December 31, 2010
	Covered Securities				Non-Covered Securities
	Amortized	Gross Unrealized		Fair	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value

U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$—	$—	$—	$1,282,757	$11,411	$(3,258)	$1,290,910
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	—	—	599,682	14,054	(1,105)	612,631
Private label residential mortgage backed securities and CMO's	181,337	61,679	(1,726)	241,290	138,759	2,906	(35)	141,630
Non mortgage asset-backed securities	—	—	—	—	407,158	1,908	(72)	408,994
Mutual funds and preferred stocks	16,382	57	(922)	15,517	120,107	3,402	(491)	123,018
State and municipal obligations	—	—	—	—	22,898	101	(39)	22,960
Small Business Administration securities	—	—	—	—	62,831	191	(131)	62,891
Other debt securities	3,695	3,066	—	6,761	—	—	—	—
Total	$201,414	$64,802	$(2,648)	$263,568	$2,634,192	$33,973	$(5,131)	$2,663,034

At June 30, 2011, maturities of investment securities available for sale, adjusted for anticipated prepayments of mortgage-backed and other pass-through securities, are shown below (in thousands):

	Amortized Cost	Fair Value

Due in one year or less	$724,038	$745,109
Due after one year through five years	1,334,347	1,371,705
Due after five years through ten years	857,704	876,844
Due after ten years	504,976	525,142
Mutual funds and preferred stocks with no stated maturity	244,295	250,568

Total	$3,665,360	$3,769,368

The following table provides information about gains and losses on the sale and exchange of investment securities available for sale for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Proceeds from sale of investment securities available for sale	$66,401	$7,717	$69,347	$13,797

Gross realized gains	$102	$16	$106	$46
Gross realized losses	(2)	(41)	(3)	(45)
Loss on exchange of securities	—	(2,811)	—	(2,811)
Net realized gain (loss)	$100	$(2,836)	$103	$(2,810)

During the quarter ended June 30, 2010, the Company exchanged certain non-covered trust preferred securities for preferred stock of the same issuer to achieve higher returns and more favorable tax treatment. Based on the market value of the trust preferred securities at the time of the exchange, the Company recognized a gross realized loss of  $2.8 million.

The carrying value of securities pledged as collateral for Federal Home Loan Bank ("FHLB") advances, public deposits, interest rate swaps, securities sold under agreements to repurchase and to secure borrowing capacity at the Federal Reserve Bank, totaled  $869.8 million and  $496.5 million at June 30, 2011 and December 31, 2010, respectively.

The following table presents the aggregate fair value and the aggregate amount by which amortized cost exceeds fair value for investment securities that are in unrealized loss positions at June 30, 2011 and December 31, 2010, aggregated by investment category and length of time that individual securities had been in a continuous unrealized loss position.  At December 31, 2010, all of the securities in unrealized loss positions had been in continuous unrealized loss positions for less than twelve months (in thousands):

	June 30, 2011
	Less than 12 Months		Greater than 12 Months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

U.S. Government agency and sponsored enterprise residential mortgage backed securities	$123,379	$(295)	$—	$—	$123,379	$(295)
Resecuritized real estate mortgage investment conduits ("Re-Remics")	43,176	(99)	42,988	(371)	86,164	(470)
Private label residential mortgage backed securities and CMO's	17,125	(185)	1	—	17,126	(185)
Private label commercial mortgage backed securities	13,460	(97)	—	—	13,460	(97)
Non mortgage asset-backed securities	99,611	(808)	—	—	99,611	(808)
Mutual funds and preferred stocks	84,314	(1,329)	—	—	84,314	(1,329)
State and municipal obligations	3,824	(11)	—	—	3,824	(11)
Small Business Administration securities	140,893	(293)	—	—	140,893	(293)
Total	$525,782	$(3,117)	$42,989	$(371)	$568,771	$(3,488)

	December 31, 2010
	Less Than 12 Months
	Fair	Unrealized
	Value	Losses

U.S. Government agency and sponsored enterprise residential mortgage backed securities	$486,216	$(3,258)
Resecuritized real estate mortgage investment conduits ("Re-Remics")	59,408	(1,105)
Private label residential mortgage backed securities and CMO's	16,626	(1,761)
Non mortgage asset-backed securities	63,802	(72)
Mutual funds and preferred stocks	61,336	(1,413)
State and municipal obligations	6,144	(39)
Small Business Administration securities	24,108	(131)
Total	$717,640	$(7,779)

The Company monitors its investment securities available for sale for other than temporary impairment, or OTTI, on an individual security basis considering numerous factors including the Company's intent to sell securities in an unrealized loss position; the likelihood that the Company will be required to sell these securities before an anticipated recovery in value; the duration and severity of impairment; the earnings performance, credit rating, asset quality, and business prospects of the issuer; changes in the rating of the security; adverse changes in the regulatory, economic or technological environment; adverse changes in general market conditions in the geographic area or industry in which the issuer operates; and factors that raise concerns about the issuer's ability to continue as a going concern such as negative cash flows from operations, working capital deficiencies or non-compliance with statutory capital requirements or debt covenants. The relative significance of each of these factors varies depending on the circumstances related to each security.

None of the securities in unrealized loss positions at June 30, 2011 and December 31, 2010 were determined to be other-than-temporarily impaired. The Company does not intend to sell securities that are in unrealized loss positions and it is not more likely than not that the Company will be required to sell these securities before recovery of the amortized cost basis, which may be maturity. At June 30, 2011, forty-seven securities were in unrealized loss positions. The amount of impairment related to twelve of these securities was considered insignificant, totaling approximately  $24,000 and no further analysis with respect to these securities was considered necessary. The basis for concluding that impairment of the remaining securities is not other-than-temporary is further described below:

U.S. Government agency and sponsored enterprise mortgage backed securities and Small Business Administration securities:

At June 30, 2011, six U.S. Government agency and sponsored enterprise mortgage backed securities and five U.S. Small Business Administration securities were in unrealized loss positions. All of these securities had been in unrealized loss positions for less than twelve months.  The amount of impairment of each of the individual securities is less than 1% of amortized cost. The timely payment of principal and interest on these securities is explicitly or implicitly guaranteed by the U.S. Government. Given the limited severity and duration of impairment and the expectation of timely payment of principal and interest, the impairments are considered to be temporary.

Private label mortgage backed securities and CMO's and Re-Remics:

At June 30, 2011, nine private label mortgage-backed securities and Resecuritized real estate mortgage investment conduits ("Re-Remics") were in unrealized loss positions. These securities were assessed for OTTI using third-party developed credit and prepayment behavioral models and CUSIP level constant default rates, voluntary prepayment rates and loss severity and delinquency assumptions. The results of this evaluation were not indicative of credit losses related to any of these securities as of June 30, 2011. Two of these securities have been in unrealized loss positions for thirteen months; the amount of impairment of each of these securities is less than 2% of amortized cost.  The remaining securities have been in unrealized loss positions for less than twelve months; the amount of impairment of each of these securities is less than 5% of amortized cost.  Given the limited severity and duration of impairment and the expectation of timely recovery of outstanding principal, the impairments are considered to be temporary.

Private label commercial mortgage backed securities

At June 30, 2011, one private label commercial mortgage backed security was in an unrealized loss position.  This security had been in an unrealized loss position for one month and the amount of impairment was less than 1% of amortized cost.  The security was further assessed for OTTI using a discounted cash flow model.  The results of this analysis were not indicative of expected credit losses.  Given the limited severity and duration of impairment and the expectation of timely repayment of outstanding principal and interest, the impairment is considered to be temporary.

Non-mortgage asset backed securities:

At June 30, 2011, six non-mortgage asset backed securities were in unrealized loss positions. These securities had been in continuous unrealized loss positions for less than twelve months at June 30, 2011 and the amount of impairment was 3% or less of amortized cost basis for each of the securities. These securities were assessed for OTTI using a third-party developed credit and prepayment behavioral model and CUSIP level constant default rates, voluntary prepayment rates and loss severity and delinquency assumptions. The results of this evaluation were not indicative of credit losses related to these securities as of June 30, 2011. Given the limited severity and duration of impairment and the expectation of timely recovery of outstanding principal, the impairments are considered to be temporary.

Mutual funds and preferred stock:

At June 30, 2011, eight mutual fund and preferred stock investments were in unrealized loss positions, including two positions in mutual funds and six positions in financial institution preferred stocks. Impairment of the mutual fund positions has been driven primarily by increases in intermediate term interest rates.  These investments have been in continuous unrealized loss positions for less than twelve months at June 30, 2011 and the severity of impairment is 4% or less of cost basis. The severity of impairment of both of these positions declined during the three months ended June 30, 2011.  The majority of the underlying holdings of the mutual funds are either explicitly or implicitly guaranteed by the U.S. Government.

The financial institution preferred stocks have been in continuous unrealized loss positions for less than three months and the severity of impairment of individual securities is less than 3% of amortized cost basis. All of the preferred stock holdings are investment grade; the issuing institutions are well capitalized and reporting positive earnings. Given the limited duration and severity of impairment, management's evaluation of the financial condition of the preferred stock issuers, the rating of these investments and the nature of the assets underlying the mutual fund investments, these impairments are considered to be temporary.

Note 3 Investment Securities Available for Sale

        Investment securities available for sale at December 31, 2010 and 2009 consisted of the following (in thousands):

	December 31, 2010
	Covered Securities				Non-Covered Securities
		Gross Unrealized				Gross Unrealized
	Amortized Cost			Fair Value	Amortized Cost			Fair Value
		Gains	Losses			Gains	Losses
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$—	$—	$—	$1,282,757	$11,411	$(3,258)	$1,290,910
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	—	—	599,682	14,054	(1,105)	612,631
Private label residential mortgage backed securities and CMO's	181,337	61,679	(1,726)	241,290	138,759	2,906	(35)	141,630
Non mortgage asset-backed securities	—	—	—	—	407,158	1,908	(72)	408,994
Mutual funds and preferred stocks	16,382	57	(922)	15,517	120,107	3,402	(491)	123,018
State and municipal obligations	—	—	—	—	22,898	101	(39)	22,960
Small Business Administration securities	—	—	—	—	62,831	191	(131)	62,891
Other debt securities	3,695	3,066	—	6,761	—	—	—	—

Total	$201,414	$64,802	$(2,648)	$263,568	$2,634,192	$33,973	$(5,131)	$2,663,034

	December 31, 2009
	Covered Securities				Non-Covered Securities
		Gross Unrealized				Gross Unrealized
	Amortized Cost			Fair Value	Amortized Cost			Fair Value
		Gains	Losses			Gains	Losses
U.S. Treasury securities	$—	$—	$—	$—	$10,066	$6	$—	$10,072
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	—	—	—	—	1,288,277	3,581	(3,215)	1,288,643
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	—	—	478,731	1,007	(4,735)	475,003
Private label residential mortgage backed securities and CMO's	201,149	51,285	(480)	251,954	118,616	—	(4,062)	114,554
Non mortgage asset-backed securities	—	—	—	—	30,000	—	—	30,000
Mutual funds and preferred stocks	18,094	338	(698)	17,734	25,250	661	(122)	25,789
State and municipal obligations	—	—	—	—	22,964	143	(1)	23,106
Other debt securities	3,331	2,707	—	6,038	250	—	—	250

Total	$222,574	$54,330	$(1,178)	$275,726	$1,974,154	$5,398	$(12,135)	$1,967,417

        At December 31, 2010, investment securities available for sale by contractual maturity, adjusted for anticipated prepayments of mortgage-backed and other pass-through securities, are shown below (in thousands):

	Amortized Cost	Fair Value
Due in one year or less	$766,730	$791,221
Due after one year through five years	1,320,588	1,361,728
Due after five years through ten years	417,215	429,929
Due after ten years	194,584	205,189
Mutual funds and preferred stocks	136,489	138,535

Total	$2,835,606	$2,926,602

        Based on the Company's proprietary model and prepayment assumptions, the weighted average life of the mortgage-backed securities portfolio as of December 31, 2010 was 4.02 years. The model results are based on assumptions that may differ from the eventual outcome.

        During the year ended December 31, 2010, the Company exchanged certain non-covered trust preferred securities for preferred stock of the same issuer to achieve higher returns and more favorable tax treatment. Based on the market value of the trust preferred securities at the time of the exchange, the Company recognized a gross realized loss of  $2.8 million. Proceeds from sale of investment securities available for sale during the year ended December 31, 2010 amounted to  $222.0 million, resulting in gross realized losses of  $48.3 thousand and gross realized gains of  $1.9 million. Proceeds from sale of investment securities available for sale during the period ended December 31, 2009 amounted to  $9.3 million, resulting in gross realized losses of  $381 thousand and gross realized gains of  $44 thousand.

        The carrying value of securities pledged as collateral for Federal Home Loan Bank advances, public deposits, interest rate swaps, securities sold under agreements to repurchase and to secure borrowing capacity at the Federal Reserve Bank, totaled  $496.5 million and  $618.0 million at December 31, 2010 and December 31, 2009, respectively.

        At December 31, 2010, the portfolio of Re-Remics includes securities issued by a single issuer with a carrying value of  $333.6 million.

        The following table presents the aggregate fair value and the aggregate amount by which amortized cost exceeds fair value for investment securities that are in unrealized loss positions at December 31, 2010 and 2009. All of the securities in unrealized loss positions had been in continuous unrealized loss positions for less than twelve months at December 31, 2010 and 2009 (in thousands):

	December 31, 2010		December 31, 2009
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$486,216	$(3,258)	$812,669	$(3,215)
Resecuritized real estate mortgage investment conduits ("Re-Remics")	59,408	(1,105)	340,846	(4,735)
Private label residential mortgage backed securities and CMO's	16,626	(1,761)	115,872	(4,542)
Non mortgage asset-backed securities	63,802	(72)	—	—
Mutual funds and preferred stocks	61,336	(1,413)	27,257	(820)
State and municipal obligations	6,144	(39)	1,109	(1)
Small Business Administration securities	24,108	(131)	—	—

Total	$717,640	$(7,779)	$1,297,753	$(13,313)

        The Company monitors its investment securities available for sale for other than temporary impairment, or OTTI, on an individual security basis considering numerous factors including the Company's intent to sell securities in an unrealized loss position; the likelihood that the Company will be required to sell these securities before an anticipated recovery in value; the duration and severity of impairment; the earnings performance, credit rating, asset quality, and business prospects of the issuer; adverse changes in the regulatory, economic or technological environment; adverse changes in general market conditions in the geographic area or industry in which the issuer operates; and factors that raise concerns about the issuer's ability to continue as a going concern such as negative cash flows from operations, working capital deficiencies or non-compliance with statutory capital requirements or debt covenants. The relative significance of each of these factors varies depending on the circumstances related to each security.

        None of the securities in unrealized loss positions at December 31, 2010 or 2009 were determined to be other-than-temporarily impaired. The Company does not intend to sell securities that are in unrealized loss positions and it is not more likely than not that the Company will be required to sell these securities before recovery of the amortized cost basis, which may be maturity. At December 31, 2010, sixty-one securities were in unrealized loss positions. The amount of impairment related to twenty-two of these securities was considered insignificant, totaling approximately  $35,000 and no further analysis with respect to these securities was considered necessary. The basis for concluding that impairment of the remaining securities is not other-than-temporary is further described below:

U.S. Government agency and sponsored enterprise mortgage-backed securities and Small Business Administration securities:

        At December 31, 2010, twenty-one U.S. Government agency and sponsored enterprise mortgage-backed securities and U.S. Small Business Administration securities were in unrealized loss positions. None of these securities have been in unrealized loss positions for more than twelve months and the amount of impairment of individual securities is less than 3% of amortized cost. The timely payment of principal and interest on these securities is explicitly or implicitly guaranteed by the U.S. Government.

Given the limited severity and duration of impairment and the expectation of timely payment of principal and interest, the impairments are considered to be temporary.

Private label mortgage-backed securities and CMO's and Re-Remic's:

        At December 31, 2010, eight private label mortgage-backed securities and Re-Remic's were in unrealized loss positions. These securities were assessed for OTTI using third-party developed credit and prepayment behavioral models and CUSIP level constant default rates, voluntary prepayment rates and loss severity and delinquency assumptions. The results of this evaluation were not indicative of credit losses related to any of these securities as of December 31, 2010. None of these securities have been in continuous unrealized loss positions for more than 12 months. Given the limited duration of impairment and the expectation of timely recovery of outstanding principal, the impairments are considered to be temporary.

Non-mortgage asset backed securities:

        At December 31, 2010, one non-mortgage asset backed security was in an unrealized loss position. This security had been in a continuous unrealized loss position for one month at December 31, 2010 and the amount of impairment was less than 1% of its amortized cost basis. This security was assessed for OTTI using a third-party developed credit and prepayment behavioral model and CUSIP level constant default rates, voluntary prepayment rates and loss severity and delinquency assumptions. The results of this evaluation were not indicative of credit losses related to this security as of December 31, 2010. Given the limited severity and duration of impairment and the results of the third party assessment, the impairment is considered to be temporary.

Mutual funds and preferred stock:

        At December 31, 2010, eight mutual fund and preferred stock investments were in unrealized loss positions, including three positions in mutual funds, four positions in FNMA and FHLMC preferred stock, and one position in preferred stock of a financial institution. All of the underlying holdings of the mutual funds in which the Company has positions are either explicitly or implicitly guaranteed by the U.S. Government. These investments have been in continuous unrealized loss positions for four months or less at December 31, 2010 and the severity of impairment is less than 4% of cost basis. All of the FNMA and FHLMC preferred stock positions have been in continuous unrealized loss positions for less than twelve months and the severity of impairment is less than 2% of cost basis. The financial institution preferred stock had been in an unrealized loss position for three months at December 31, 2010 and the amount of impairment was less than 1% of the Company's cost basis. The security is investment grade and the issuer is well capitalized and reported positive earnings as of September 30, 2010. Given the limited duration and severity of impairment, the nature of the assets underlying the mutual fund investments and the rating and assessment of the financial position of the financial institution issuer, these impairments are considered to be temporary.

State and municipal obligations:

        At December 31, 2010, one state and municipal obligation was in an unrealized loss position. The security was rated Aa1 by Moody's and AA+ by Standard & Poors and had been in an unrealized loss position for 3 months. Impairment totaled less than 3% of the Company's amortized cost basis. Given the limited duration and severity of impairment and the rating of the bond, the impairment is considered temporary.

        The fair values of the Company's investment securities could decline in the future if the underlying performance of the collateral for the residential mortgage-backed securities or other securities deteriorates and the Company's credit enhancement levels do not provide sufficient protection for the Company's contractual principal and interest payments.

Note 2 Investment Securities Available for Sale

        Investment securities available for sale at May 21, 2009 are summarized as follows (in thousands):

	May 21, 2009
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities	$35,167	$261	$(5)	$35,423
U.S. Government agencies and sponsored enterprises mortgage-backed securities	224,587	4,294	(1,002)	227,879
Other collateralized mortgage obligations	3,371	—	(1,586)	1,785
Mortgage pass-through certificates	323,829	—	(93,738)	230,091
Mutual funds and preferred stocks	18,241	230	(377)	18,094
State and Municipal obligations	22,671	33	(8)	22,696
Other debt securities	4,317	—	(1,341)	2,976

Total	$632,183	$4,818	$(98,057)	$538,944

        Investment securities available for sale at May 21, 2009 by contractual maturity, and adjusted for anticipated prepayments, are shown below (in thousands):

	May 21, 2009
	Amortized Cost	Fair Value
Due in one year or less	$159,964	$139,782
Due after one year through five years	272,567	229,362
Due after five years through ten years	92,254	77,346
Due after ten years	89,157	74,360
Mutual funds and preferred stock	18,241	18,094

Total	$632,183	$538,944

        Based on BankUnited's proprietary model and assumptions, the weighted average life of the mortgage-backed securities portfolio as of May 21, 2009 was 4.87 years. The model results are based on assumptions that may differ from the eventual outcome.

        The Bank monitors its investment securities available for sale for OTTI. Impairment is evaluated on an individual security basis considering numerous factors, and their relative significance varies depending on the situation. The following table shows aggregate fair value and the aggregate amount by which cost exceeds fair value of investments that are in a loss position at May 21, 2009 (in thousands):

	May 21, 2009
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available for sale securities:
U.S. Treasury securities	$5,005	$(5)	$—	$—	$5,005	$(5)
U.S. Government agencies and sponsored enterprises mortgage-backed securities	26,417	(946)	3,199	(56)	29,616	(1,002)
Other collateralized mortgage obligations	1,340	(1,464)	445	(122)	1,785	(1,586)
Mortgage pass-through certificates	10,123	(8,481)	176,440	(85,257)	186,563	(93,738)
Mutual funds and preferred stocks	17,307	(377)	—	—	17,307	(377)
State and municipal obligations	3,841	(8)	—	—	3,841	(8)
Other debt securities	1,676	(1,341)	—	—	1,676	(1,341)

Total	$65,709	$(12,622)	$180,084	$(85,435)	$245,793	$(98,057)

        Management has completed an assessment of each security with unrealized losses for impairment. The following describes the basis under which the Bank has evaluated OTTI.

U.S. Government Agencies and Sponsored Enterprises Mortgage-backed Securities ("MBS"):

        The unrealized losses associated with U.S. Government agencies and Sponsored Enterprises MBS are primarily driven by changes in interest rates and not due to credit losses. These securities do not have any OTTI given the explicit or implicit government guarantee. There was no OTTI as of May 21, 2009, and September 30, 2008, respectively.

Other Collateralized Mortgage Obligations ("CMO") and Mortgage Pass-Through Certificates:

        These securities are assessed for impairment using a third party developed model, and proprietary behavioral assumptions using default and loss severity levels, and Voluntary Annual Prepayment Rates ("VPRs"). Based upon its assessment of the unrealized losses associated with these securities, management concluded that OTTI of  $55.6 million and  $95.1 million existed during the period ended May 21, 2009 and the year ended September 30, 2008, respectively. The Bank considers the remaining unrealized losses in this portfolio as of May 21, 2009 to be temporary.

Mutual Funds and Preferred Stock:

        The Bank evaluates its investment in mutual funds for OTTI based on the quoted market value per share. The preferred stock in the investment portfolio was issued by U.S. Government sponsored enterprises. Based upon its assessment of the securities, management concluded that OTTI of  $6.6 million and  $45.9 million existed during the period ended May 21, 2009, and the year ended September 30, 2008, respectively. The Bank considers the remaining decline in the value of investment securities classified as available for sale as of May 21, 2009, and September 30, 2008 to be temporary.

State and Municipal Obligations:

        The unrealized losses associated with securities of State and municipal obligations are primarily driven by changes in interest rates and are not due to the credit quality of the securities. These investments are primarily investment grade. The securities were generally underwritten in accordance with the Bank's own investment standards prior to the decision to purchase, without relying on a bond issuer's guarantee in making the investment decision. These investments will continue to be monitored as part of the Bank's ongoing impairment analysis, but are expected to perform in accordance with terms, even if the rating agencies reduce the credit rating of the bond issuers. As a result, the Bank expects to recover the entire amortized cost basis of these securities.

Other Debt Securities:

        These securities are assessed for impairment using a third party developed model, and proprietary behavioral assumptions using default and loss severity levels, and Voluntary Annual Prepayment Rates ("VPRs"). Based upon its assessment of the securities, management concluded that OTTI of  $6.4 million and  $1.0 million existed during the period ended May 21, 2009 and the year ended September 30, 2008, respectively.

        For the remaining unrealized losses, the Bank believes that these securities will recover their losses in the foreseeable future and management has the intent and ability to hold the securities until the price recovers.

        The fair values of the Bank's investment securities could decline in the future if the underlying performance of the collateral for the residential MBS or other securities deteriorate and the Bank's credit enhancement levels do not provide sufficient protection to the Bank's contractual principal and interest. As a result, there is a risk that OTTI may occur in the future.

        Proceeds from sales of investment securities were  $9.8 million and  $124.4 million for the period from October 1, 2008 through May 21, 2009, and for the fiscal year ended September 30, 2008, respectively. Realized gains from these sales were  $371.9 thousand for the fiscal year ended September 30, 2008. There were no gains recognized during the period from October 1, 2008 through May 21, 2009. Realized losses from these sales were  $38.9 thousand and  $1.8 million for the period from October 1, 2008 through May 21, 2009, and for the fiscal year ended September 30, 2008, respectively.

        As part of the Bank's liquidity management strategy, the Bank pledges securities to secure borrowings from the FHLB. The Bank also pledges securities to collateralize public deposits and securities sold under agreements to repurchase and due to the Federal Reserve. The carrying value of pledged securities totaled  $474.8 million at May 21, 2009.

FHLB Stock (BankUnited, FSB and Subsidiaries)	7 Months Ended
May 21, 2009
BankUnited, FSB and Subsidiaries
FHLB Stock

Note 3 FHLB Stock

        BankUnited, as a member institution of the Federal Home Loan Bank of Atlanta, is required to own capital stock in the FHLB. The required stock ownership is based generally on (i) membership requirement and (ii) activity based requirement related to the levels that BankUnited borrows from the FHLB. In connection therewith, the Bank held stock with the aggregate carrying value of  $243.3 million as of May 21, 2009. The stock is restricted and can only be repurchased by the FHLB. No market exists for this stock and there is no quoted market price. Redemption of FHLB stock has historically been at par value, which is BankUnited's carrying value. The redemption of any excess stock BankUnited holds is at the discretion of the FHLB.

        In evaluating OTTI of the FHLB stock, the Bank considered the most recent financial results, the resumption of dividends on common stock in the second quarter of 2009 and information from credit rating agencies. Management believes that there is no OTTI in its investment in FHLB stock as of May 21, 2009.

Loans and Allowance for Loan Losses	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Loans and Allowance for Loan Losses

Note 5   Loans and Allowance for Loan Losses

A significant portion of the Company's loan portfolio consists of loans acquired in the Acquisition. These loans are covered under BankUnited's Loss Sharing Agreements (the "covered loans").  Non-covered loans are those originated or purchased since the Acquisition. Covered loans are further segregated between those acquired with evidence of deterioration in credit quality since origination ("Acquired Credit Impaired" or "ACI" loans) and those acquired without evidence of deterioration in credit quality since origination ("non-ACI" loans).

At June 30, 2011 and December 31, 2010, loans consisted of the following (dollars in thousands):

	June 30, 2011
	Covered Loans				Percent of
	ACI	Non-ACI	Non-Covered	Total	Total
Residential:
1-4 single family residential	$2,050,099	$135,970	$264,365	$2,450,434	63.4%
Home equity loans and lines of credit	86,885	194,683	2,318	283,886	7.3%
Total	2,136,984	330,653	266,683	2,734,320	70.7%
Commercial:
Multi-family	64,964	4,627	51,949	121,540	3.1%
Commercial real estate	277,295	33,622	159,736	470,653	12.2%
Construction	5,159	—	12,076	17,235	0.4%
Land	37,435	167	4,174	41,776	1.1%
Commercial and industrial	32,331	29,286	354,728	416,345	10.8%
Lease financing	—	—	56,136	56,136	1.5%
Total	417,184	67,702	638,799	1,123,685	29.1%
Consumer:	3,663	—	3,863	7,526	0.2%
Total loans	2,557,831	398,355	909,345	3,865,531	100.0%
Unearned discount and deferred fees and costs, net	—	(32,549)	(14,717)	(47,266)
Loans net of discount and deferred fees and costs	2,557,831	365,806	894,628	3,818,265
Allowance for loan losses	(29,976)	(16,123)	(10,540)	(56,639)

Loans, net	$2,527,855	$349,683	$884,088	$3,761,626

	December 31, 2010
	Covered Loans				Percent of
	ACI	Non-ACI	Non-Covered	Total	Total
Residential:
1-4 single family residential	$2,421,016	$151,945	$113,439	$2,686,400	67.5%
Home equity loans and lines of credit	98,599	206,797	2,255	307,651	7.7%
Total	2,519,615	358,742	115,694	2,994,051	75.2%
Commercial:
Multi-family	73,015	5,548	34,271	112,834	2.8%
Commercial real estate	299,068	33,938	118,857	451,863	11.4%
Construction	8,267	—	8,582	16,849	0.4%
Land	48,251	170	1,873	50,294	1.3%
Commercial and industrial	49,731	30,139	256,420	336,290	8.4%
Lease financing	—	—	10,166	10,166	0.3%
Total	478,332	69,795	430,169	978,296	24.6%
Consumer:	4,403	—	3,056	7,459	0.2%
Total loans	3,002,350	428,537	548,919	3,979,806	100.0%
Unearned discount and deferred fees and costs, net	—	(34,840)	(10,749)	(45,589)
Loans net of discount and deferred fees and costs	3,002,350	393,697	538,170	3,934,217
Allowance for loan losses	(39,925)	(12,284)	(6,151)	(58,360)

Loans, net	$2,962,425	$381,413	$532,019	$3,875,857

At June 30, 2011 and December 31, 2010, the unpaid principal balance ("UPB") of ACI loans was  $6.3 billion and  $7.2 billion, respectively.

During the six months ended June 30, 2011 and 2010, the Company purchased one-to-four single family residential loans with UPB totaling  $157.6 million and  $23.7 million, respectively.

At June 30, 2011, the Company had pledged real estate loans with UPB of approximately  $4.9 billion and carrying amounts of approximately  $2.3 billion as security for Federal Home Loan Bank advances.

The following tables present information about the ending balance of the allowance for loan losses and related loans as of June 30, 2011 and summarize the activity in the allowance for loan losses for the three and six months ended June 30, 2011 (in thousands):

	As of and For the Three Months Ended June 30, 2011
	1-4 single family residential	Home equity loans and lines of credit	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases	Consumer	Total
Allowance for loan losses:

Beginning balance	$734	$19,769	$5,813	$11,305	$2,676	$4,593	$16,538	$129	$61,557
Provision for loan losses:
ACI loans	—	(6,961)	(1,366)	5,650	(1,359)	(1,525)	(1,002)	—	(6,563)
Non-ACI loans	85	(113)	(74)	495	—	—	(273)	—	120
Non-covered loans	128	—	54	790	92	155	2,421	(89)	3,551
Total provision	213	(7,074)	(1,386)	6,935	(1,267)	(1,370)	1,146	(89)	(2,892)
Charge-offs:
ACI loans	—	—	(111)	(1,101)	—	(123)	(47)	—	(1,382)
Non-ACI loans	—	(479)	—	(475)	—	—	(359)	—	(1,313)
Non-covered loans	—	—	—	—	—	—	(565)	—	(565)
Total charge-offs	—	(479)	(111)	(1,576)	—	(123)	(971)	—	(3,260)
Recoveries:
ACI loans	—	—	565	16	319	306	6	—	1,212
Non-ACI loans	—	14	—	—	—	—	—	—	14
Non-covered loans	—	—	—	—	—	—	8	—	8
Total recoveries	—	14	565	16	319	306	14	—	1,234
Ending balance	$947	$12,230	$4,881	$16,680	$1,728	$3,406	$16,727	$40	$56,639

	As of and For the Six Months Ended June 30, 2011
	1-4 single family residential	Home equity loans and lines of credit	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases	Consumer	Total
Allowance for loan losses:

Beginning balance	$929	$27,720	$7,106	$7,402	$1,136	$4,002	$10,010	$55	$58,360
Provision for loan losses:
ACI loans	—	(14,799)	(2,898)	10,142	503	4,653	(320)	—	(2,719)
Non-ACI loans	314	470	(49)	512	(1)	—	5,047	—	6,293
Non-covered loans	163	—	268	832	124	162	3,456	(15)	4,990
Total provision	477	(14,329)	(2,679)	11,486	626	4,815	8,183	(15)	8,564
Charge-offs:
ACI loans	—	—	(111)	(1,749)	(353)	(5,717)	(512)	—	(8,442)
Non-ACI loans	(459)	(1,175)	—	(475)	—	—	(359)	—	(2,468)
Non-covered loans	—	—	—	—	—	—	(615)	—	(615)
Total charge-offs	(459)	(1,175)	(111)	(2,224)	(353)	(5,717)	(1,486)	—	(11,525)
Recoveries:
ACI loans	—	—	565	16	319	306	6	—	1,212
Non-ACI loans	—	14	—	—	—	—	—	—	14
Non-covered loans	—	—	—	—	—	—	14	—	14
Total recoveries	—	14	565	16	319	306	20	—	1,240
Ending balance	$947	$12,230	$4,881	$16,680	$1,728	$3,406	$16,727	$40	$56,639

Ending balance: non-ACI and non-covered loans individually evaluated for impairment	$—	$—	$—	$—	$—	$—	$5,154	$—	$5,154

Ending balance: non-ACI and non-covered loans collectively evaluated for impairment	$947	$8,541	$1,624	$2,476	$242	$290	$7,349	$40	$21,509

Ending balance: ACI	$—	$3,689	$3,257	$14,204	$1,486	$3,116	$4,224	$—	$29,976

Ending balance: Non-ACI	$616	$8,538	$584	$455	$—	$26	$5,904	$—	$16,123

Ending balance: Non-covered	$331	$3	$1,040	$2,021	$242	$264	$6,599	$40	$10,540

Loans:

Ending balance	$2,450,434	$283,886	$121,540	$470,653	$17,235	$41,776	$472,481	$7,526	$3,865,531

Ending balance: non-ACI and non-covered loans individually evaluated for impairment (1)	$—	$—	$—	$—	$—	$332	$11,470	$—	$11,802

Ending balance: non-ACI and non-covered loans collectively evaluated for impairment (1)	$400,335	$197,001	$56,576	$193,358	$12,076	$4,009	$428,680	$3,863	$1,295,898

Ending balance: ACI loans	$2,050,099	$86,885	$64,964	$277,295	$5,159	$37,435	$32,331	$3,663	$2,557,831

(1)                   Ending balance of loans is before unearned discount and deferred fees and costs.

The following table presents information about the balance of the allowance for loan losses and related loans as of December 31, 2010 (in thousands):

	As of December 31, 2010
	1-4 single family residential	Home equity loans and lines of credit	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases	Consumer	Total
Allowance for loan losses:

Ending balance	$929	$27,720	$7,106	$7,402	$1,136	$4,002	$10,010	$55	$58,360

Ending balance: non-ACI and non-covered loans individually evaluated for impairment	$—	$—	$—	$—	$—	$—	$—	$—	$—

Ending balance: non-ACI and non-covered loans collectively evaluated for impairment	$929	$9,232	$1,405	$1,607	$119	$128	$4,960	$55	$18,435

Ending balance: ACI	$—	$18,488	$5,701	$5,795	$1,017	$3,874	$5,050	$—	$39,925

Ending balance: Non-ACI	$761	$9,229	$633	$418	$1	$26	$1,216	$—	$12,284

Ending balance: Non-covered	$168	$3	$772	$1,189	$118	$102	$3,744	$55	$6,151

Loans:

Ending balance	$2,686,400	$307,651	$112,834	$451,863	$16,849	$50,294	$346,456	$7,459	$3,979,806

Ending balance: non-ACI and non-covered loans individually evaluated for impairment (1)	$—	$—	$—	$—	$—	$—	$2,989	$—	$2,989

Ending balance: non-ACI and non-covered loans collectively evaluated for impairment (1)	$265,384	$209,052	$39,819	$152,795	$8,582	$2,043	$293,736	$3,056	$974,467

Ending balance: ACI loans	$2,421,016	$98,599	$73,015	$299,068	$8,267	$48,251	$49,731	$4,403	$3,002,350

(1)                   Ending balance of loans is before unearned discount and deferred fees and costs.

The following tables summarize the activity in the allowance for loan losses for the three and six months ended June 30, 2010 (in thousands):

	As of and For the Three Months Ended June 30, 2010
	1-4 single family residential	Home equity loans and lines of credit	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases	Consumer	Total
Allowance for loan losses:

Beginning balance	$21,231	$1,106	$132	$774	$75	$—	$2,752	$51	$26,121
Provision for loan losses:
ACI loans	(20,021)	9,421	741	8,357	—	6,454	3,053	—	8,005
Non-ACI loans	(708)	9,273	223	(133)	(74)	35	117	—	8,733
Non-covered loans	1	1	47	323	—	36	722	40	1,170
Total provision	(20,728)	18,695	1,011	8,547	(74)	6,525	3,892	40	17,908
Charge-offs:
ACI loans	—	—	(27)	(255)	—	(2,055)	(143)	—	(2,480)
Non-ACI loans	—	—	—	—	—	—	(29)	—	(29)
Non-covered loans	—	—	—	—	—	—	—	—	—
Total charge-offs	—	—	(27)	(255)	—	(2,055)	(172)	—	(2,509)

Recoveries	—	—	—	—	—	—	—	—	—
Ending balance	$503	$19,801	$1,116	$9,066	$1	$4,470	$6,472	$91	$41,520

	As of and For the Six Months Ended June 30, 2010
	1-4 single family residential	Home equity loans and lines of credit	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases	Consumer	Total
Allowance for loan losses:

Beginning balance	$20,205	$15	$71	$768	$5	$2	$1,509	$46	$22,621
Provision for loan losses:
ACI loans	(20,021)	9,421	741	8,548	3,241	6,985	3,773	—	12,688
Non-ACI loans	281	10,365	226	(41)	(4)	33	874	—	11,734
Non-covered loans	38	—	105	237	—	36	1,208	45	1,669
Total provision	(19,702)	19,786	1,072	8,744	3,237	7,054	5,855	45	26,091
Charge-offs:
ACI loans	—	—	(27)	(446)	(3,241)	(2,586)	(863)	—	(7,163)
Non-ACI loans	—	—	—	—	—	—	(29)	—	(29)
Non-covered loans	—	—	—	—	—	—	—	—	—
Total charge-offs	—	—	(27)	(446)	(3,241)	(2,586)	(892)	—	(7,192)
Recoveries	—	—	—	—	—	—	—	—	—
Ending balance	$503	$19,801	$1,116	$9,066	$1	$4,470	$6,472	$91	$41,520

Increases (decreases) in the FDIC indemnification asset of  $(5.8) million and  $0.8 million were reflected in non-interest income for the three and six months ended June 30, 2011, and  $12.4 million and  $19.0 million for the three and six months ended June 30, 2010, respectively, related to the provision for loan losses on covered loans, including both ACI and non-ACI loans.

Non-ACI and non-covered loans:

The tables below present information about non-ACI and non-covered impaired loans as of June 30, 2011 and December 31, 2010.  Commercial and commercial real estate relationships on non-accrual status or with internal risk ratings of substandard or doubtful and with committed balances greater than or equal to  $500,000 are individually evaluated for impairment and if determined to be impaired are reflected as impaired loans in the tables below. Also included in total impaired loans are loans that have been placed on non-accrual status, generally because they are 90 days or more delinquent, and loans that are 90 days or more delinquent and still accruing, for which impairment is measured collectively. These include 1-4 single family residential, home equity, smaller balance commercial and commercial real estate, and consumer loans (in thousands):

Non-ACI

	June 30, 2011
	Recorded Investment in Impaired Loans or Pools	Unpaid Principal Balance	Related Specific Allowance	Non-Accrual Loans
With no specific allowance recorded:
1-4 single family residential	$9,547	$11,914	$—	$9,405
Home equity loans and lines of credit	9,587	9,791	—	9,587
Commercial real estate	516	516	—	516
Multi-family	32	32	—	32
Commercial loans and leases	1,310	1,323	—	1,310
With a specific allowance recorded:
Commercial loans and leases	9,263	9,263	5,154	9,263
Total:
Residential	$19,134	$21,705	$—	$18,992
Commercial	11,121	11,134	5,154	11,121
	$30,255	$32,839	$5,154	$30,113

	December 31, 2010
	Recorded Investment in Impaired Loans or Pools	Unpaid Principal Balance	Related Specific Allowance	Non-Accrual Loans
With no specific allowance recorded:
1-4 single family residential	$9,585	$11,812	$—	$9,585
Home equity loans and lines of credit	10,817	11,056	—	10,817
Commercial real estate	75	75	—	75
Multi-family	200	200	—	200
Commercial loans and leases	1,886	2,061	—	1,886
With a specific allowance recorded:
Total:
Residential	$20,402	$22,868	$—	$20,402
Commercial	2,161	2,336	—	2,161
	$22,563	$25,204	$—	$22,563

Non-Covered

	June 30, 2011
	Recorded Investment in Impaired Loans	Unpaid Principal Balance	Related Specific Allowance	Non-Accrual Loans
With no specific allowance recorded:
Construction	$3	$3	$—	$3
Land	332	332	—	332
Commercial loans and leases	3,255	3,255	—	3,255
With a specific allowance recorded	—	—	—	—
	$3,590	$3,590	$—	$3,590

	December 31, 2010
	Recorded Investment in Impaired Loans	Unpaid Principal Balance	Related Specific Allowance	Non-Accrual Loans
With no specific allowance recorded:
Commercial loans and leases	$3,211	$3,220	$—	$3,211
With a specific allowance recorded	—	—	—	—
	$3,211	$3,220	$—	$3,211

At June 30, 2011, non-ACI loans contractually delinquent by 90 days or more and still accruing totaled  $142,000.  There were no non-covered loans contractually delinquent by 90 days or more and still accruing at June 30, 2011.  There were no non-ACI or non-covered loans contractually delinquent by 90 days or more and still accruing at December 31, 2010.

The following table presents the average recorded investment in non-ACI and non-covered impaired loans for the three and six months ended June 30, 2011 (in thousands):

	For the Three Months Ended June 30, 2011		For the Six Months Ended June 30, 2011
	Non-ACI	Non-Covered	Non-ACI	Non-Covered
	Average Recorded Investment (1)	Average Recorded Investment (1)	Average Recorded Investment (1)	Average Recorded Investment (1)
Residential:
1-4 single family residential	$9,133	$—	$9,566	$—
Home equity loans and lines of credit	10,325	—	10,202	—
Total	19,458	—	19,768	—
Commercial:
Multi-family	271	—	116	—
Commercial real estate	519	—	296	—
Construction	—	2	—	2
Land	—	332	—	166
Commercial loans and leases	10,644	3,275	6,230	3,233
Total	11,434	3,609	6,642	3,401
Consumer	—	—	—	—
	$30,892	$3,609	$26,410	$3,401

(1)         Interest income recognized on impaired loans after impairment was insignificant for the three and six months ended June 30, 2011.

The following tables summarize the Company's non-ACI and non-covered loan portfolios by key indicators of credit quality as of June 30, 2011 and December 31, 2010. Amounts are net of unearned discounts and deferred fees and costs (in thousands):

Residential credit exposure, based on delinquency status:

	June 30, 2011		December 31, 2010
	1-4 single family residential	Home equity loans and lines of credit	1-4 single family residential	Home equity loans and lines of credit
Non-covered loans:
Current	$262,193	$2,318	$113,439	$2,255
Past due less than 90 days	2,172	—	—	—
Non-ACI loans:
Current	98,208	177,041	108,224	188,059
Past due less than 90 days	1,602	4,000	4,894	4,756
Past due 90 days or more	9,150	9,587	10,174	9,496
	$373,325	$192,946	$236,731	$204,566

Consumer credit exposure, based on delinquency status:

	June 30,	December 31,
	2011	2010
Non-covered loans:
Current	$3,836	$3,053
Past due less than 90 days	27	3
	$3,863	$3,056

Commercial credit exposure, based on internal risk rating:

	June 30, 2011
	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases
Non-covered loans:
Pass	$50,400	$154,880	$12,073	$3,842	$398,992
Special mention	625	3,736	—	—	1,512
Substandard	924	1,120	3	332	10,360
Doubtful	—	—	—	—	—
Non-ACI loans:
Pass	616	32,751	—	—	12,221
Special mention	21	286	—	—	3,674
Substandard	3,963	516	—	167	2,766
Doubtful	—	—	—	—	9,263
	$56,549	$193,289	$12,076	$4,341	$438,788

	December 31, 2010
	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases
Non-covered loans:
Pass	$32,730	$118,449	$8,582	$1,537	$244,478
Special mention	—	408	—	336	8,288
Substandard	1,541	—	—	—	4,336
Doubtful	—	—	—	—	6
Non-ACI loans:
Pass	789	33,306	—	—	12,590
Special mention	559	—	—	—	12,139
Substandard	4,166	563	—	170	3,812
Doubtful	—	—	—	—	—
	$39,785	$152,726	$8,582	$2,043	$285,649

Management considers delinquency status to be the most meaningful indicator of the credit quality of one-to-four single family residential, home equity and consumer loans.  Delinquency statistics are updated at least monthly. Internal risk ratings are considered the most meaningful indicator of credit quality for commercial and commercial real estate loans. Internal risk ratings are a key factor in identifying loans that are individually evaluated for impairment and impact management's estimates of loss factors used in determining the amount of the allowance for loan losses.  Internal risk ratings are updated on a continuous basis. Relationships with balances in excess of  $250 thousand are re-evaluated at least annually and more frequently if circumstances indicate that a change in risk rating may be warranted. Loans exhibiting potential credit weaknesses that deserve management's close attention and that if left uncorrected may result in deterioration of the repayment capacity of the borrower are categorized as special mention. Loans with well defined credit weaknesses including payment defaults, declining collateral values, frequent overdrafts, operating losses, increasing balance sheet leverage, inadequate cash flow, project cost overruns, unreasonable construction delays, past due real estate taxes or exhausted interest reserves are assigned an internal risk rating of substandard. A loan with a weakness so severe that collection in full is highly questionable or improbable will be assigned an internal risk rating of doubtful.

The following table presents an aging of past due loans in the non-ACI and non-covered portfolios as of June 30, 2011 and December 31, 2010 (in thousands):

	June 30, 2011				December 31, 2010
	30 - 59 days past due	60 - 89 days past due	More than 90 days past due or in foreclosure	Total past due loans	30 - 59 days past due	60 - 89 days past due	More than 90 days past due or in foreclosure	Total past due loans
Non-covered loans:
1-4 single family residential	$2,172	$—	$—	$2,172	$—	$—	$—	$—
Commercial real estate	632	—	—	632	—	—	—	—
Construction	—	—	3	3	—	—	—	—
Land	—	332	—	332	—	—	—	—
Commercial loans and leases	329	91	1,003	1,423	605	—	95	700
Consumer	16	11	—	27	—	3	—	3
	3,149	434	1,006	4,589	605	3	95	703
Non-ACI loans:
1-4 single family residential	1,205	397	9,150	10,752	4,587	307	10,174	15,068
Home equity loans and lines of credit	3,116	884	9,587	13,587	2,677	2,079	9,496	14,252
Multi-family	—	—	198	198	—	—	200	200
Commercial real estate	—	—	446	446	—	—	75	75
Commercial loans and leases	9,181	199	653	10,033	538	1,004	578	2,120
	13,502	1,480	20,034	35,016	7,802	3,390	20,523	31,715
	$16,651	$1,914	$21,040	$39,605	$8,407	$3,393	$20,618	$32,418

ACI Loans:

The accretable yield on ACI loans represents the amount by which undiscounted expected future cash flows exceeds carrying value. Changes in the accretable yield on ACI loans for the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows (in thousands):

Balance, December 31, 2009	$1,734,233
Reclassifications from non-accretable difference	487,718
Accretion	(387,977)
Balance, December 31, 2010	1,833,974
Reclassifications from non-accretable difference	64,058
Accretion	(209,981)
Balance, June 30, 2011	$1,688,051

ACI loans or loan pools are considered to be impaired when there has been further deterioration in the cash flows expected at acquisition plus any additional cash flows expected to be collected arising from changes in estimates after acquisition, other than due to decreases in interest rate indices and changes in prepayment assumptions.  Discount continues to be accreted on ACI loans or pools as long as there are expected future cash flows in excess of the current carrying amount; therefore, these loans are not classified as non-accrual even though they may be contractually delinquent. ACI 1-4 single family residential and home equity loans accounted for in pools are evaluated for impairment on a pool basis and the amount of any impairment is measured based on the expected aggregate cash flows of the pools. ACI commercial and commercial real estate loans are evaluated individually for impairment.

The tables below set forth at June 30, 2011 and December 31, 2010, the carrying amount of ACI loans or pools for which the Company has determined it is probable that it will be unable to collect all the cash flows expected at acquisition plus additional cash flows expected to be collected arising from changes in estimates after acquisition, if any, as well as ACI loans not accounted for in pools that have been modified in a troubled debt restructuring, and the related allowance amounts (in thousands):

ACI

	June 30, 2011
	Recorded Investment in Impaired Loans or Pools	Unpaid Principal Balance	Related Allowance
With no specific allowance recorded:
Commercial real estate	$809	$1,200	$—
Commercial loans and leases	—	—	—
With a specific allowance recorded:
1-4 single family residential	—	—	—
Home equity loans and lines of credit	72,986	154,138	3,689
Multi-family	24,880	36,489	3,257
Commercial real estate	62,330	83,901	14,204
Construction	4,035	13,022	1,486
Land	18,107	23,256	3,116
Commercial loans and leases	20,791	23,361	4,224
Total:
Residential	$72,986	$154,138	$3,689
Commercial	130,952	181,229	26,287
	$203,938	$335,367	$29,976

	December 31, 2010
	Recorded Investment in Impaired Loans or Pools	Unpaid Principal Balance	Related Allowance
With no specific allowance recorded:
Construction	$35	$230	$—
Land	346	400	—
Commercial loans and leases	846	1,582	—
With a specific allowance recorded:
1-4 single family residential	—	—	—
Home equity loans and lines of credit	80,091	165,563	18,488
Multi-family	51,932	77,536	5,701
Commercial real estate	57,116	77,798	5,795
Construction	4,204	3,833	1,017
Land	35,554	46,536	3,874
Commercial loans and leases	32,006	33,460	5,050
Total:
Residential	$80,091	$165,563	$18,488
Commercial	182,039	241,375	21,437
	$262,130	$406,938	$39,925

Included in the tables above are ACI commercial and commercial real estate credit relationships that were the subject of troubled debt restructurings. Troubled debt restructurings included five relationships with an aggregate carrying amount of  $4.1 million at June 30, 2011 and three relationships with an aggregate carrying amount of  $2.4 million at December 31, 2010.

The following tables summarize the Company's ACI loan portfolio by key indicators of credit quality as of June 30, 2011 and December 31, 2010 (in thousands):

	June 30, 2011		December 31, 2010
	1-4 single family residential	Home equity loans and lines of credit	1-4 single family residential	Home equity loans and lines of credit
ACI loans:
Current	$1,473,709	$67,924	$1,647,238	$76,842
Past due less than 90 days	103,266	2,903	127,155	4,919
Past due 90 days or more	473,124	16,058	646,623	16,838
	$2,050,099	$86,885	$2,421,016	$98,599

Consumer credit exposure, based on delinquency status:

	June 30,	December 31,
	2011	2010
ACI loans:
Current	$3,423	$4,320
Past due less than 90 days	9	44
Past due 90 days or more	231	39
	$3,663	$4,403

Commercial credit exposure, based on internal risk rating:

	June 30, 2011
	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases
ACI loans:
Pass	$21,233	$140,625	$1,199	$15,194	$13,245
Special mention	14,201	28,932	—	4,664	2,715
Substandard	29,530	107,738	3,960	17,577	15,831
Doubtful	—	—	—	—	540
	$64,964	$277,295	$5,159	$37,435	$32,331

	December 31, 2010
	Multi-family	Commercial real estate	Construction	Land	Commercial loans and leases
ACI loans:
Pass	$42,749	$190,875	$586	$14,862	$27,573
Special mention	1,207	22,566	183	6,092	5,423
Substandard	29,059	85,623	7,498	27,250	16,719
Doubtful	—	4	—	47	16
	$73,015	$299,068	$8,267	$48,251	$49,731

The following table presents an aging of past due loans in the ACI portfolio as of June 30, 2011 and December 31, 2010 (in thousands):

	30 - 59 days past due	60 - 89 days past due	More than 90 days past due or in foreclosure	Total past due loans	30 - 59 days past due	60 - 89 days past due	More than 90 days past due or in foreclosure	Total past due loans
ACI loans:
1-4 single family residential	$75,988	$27,278	$473,124	$576,390	$91,470	$35,685	$646,623	$773,778
Home equity loans and lines of credit	2,451	452	16,058	18,961	3,060	1,859	16,838	21,757
Multi-family	49	45	13,852	13,946	2,218	2,197	11,008	15,423
Commercial real estate	487	2,841	20,238	23,566	5,981	2,705	13,724	22,410
Construction	—	—	2,431	2,431	—	—	6,429	6,429
Land	2,434	—	7,833	10,267	366	—	16,378	16,744
Commercial loans and leases	219	831	7,912	8,962	181	—	6,625	6,806
Consumer	9	—	231	240	29	15	39	83
	$81,637	$31,447	$541,679	$654,763	$103,305	$42,461	$717,664	$863,430

1-4 single family residential and home equity ACI loans that are contractually delinquent by more than 90 days and accounted for in pools that are on accrual status because discount continues to be accreted totaled  $0.5 billion and  $0.7 billion at June 30, 2011 and December 31, 2010, respectively. The carrying amount of commercial and commercial real estate ACI loans that are contractually delinquent in excess of ninety days but still classified as accruing loans due to discount accretion totaled  $52.5 million and  $54.2 million at June 30, 2011 and December 31, 2010, respectively.

Note 4 Loans and Allowance for Loan Losses

        At December 31, 2010 and 2009, loans consisted of the following (dollars in thousands):

	December 31, 2010
	Covered Loans
	Acquired Credit Impaired	Non-ACI	Non-Covered Loans	Total	Percent of Total
Real Estate Loans:
1-4 single family residential	$2,421,016	$151,945	$113,439	$2,686,400	67.5%
Home equity loans and lines of credit	98,599	206,797	2,255	307,651	7.7%
Multi-family	73,015	5,548	34,271	112,834	2.8%
Commercial real estate	299,068	33,938	118,857	451,863	11.4%
Construction	8,267	—	8,582	16,849	0.4%
Land	48,251	170	1,873	50,294	1.3%

Total	2,948,216	398,398	279,277	3,625,891	91.1%

Other Loans:
Commercial and industrial	49,731	30,139	213,626	293,496	7.4%
Lease financing	—	—	52,960	52,960	1.3%
Consumer	4,403	—	3,056	7,459	0.2%

Total	54,134	30,139	269,642	353,915	8.9%

Total loans	3,002,350	428,537	548,919	3,979,806	100.0%

Unearned discount and deferred fees and costs, net	—	(34,840)	(10,749)	(45,589)

Loans net of discount and deferred fees and costs	3,002,350	393,697	538,170	3,934,217
Allowance for loan losses	(39,925)	(12,284)	(6,151)	(58,360)

Loans, net	$2,962,425	$381,413	$532,019	$3,875,857

	December 31, 2009
	Covered Loans
	Acquired Credit Impaired	Non-ACI	Non-Covered Loans	Total	Percent of Total
Real Estate Loans:
1-4 single family residential	$3,306,306	$184,669	$43,110	$3,534,085	76.0%
Home equity loans and lines of credit	113,578	215,591	1,615	330,784	7.1%
Multi-family	71,321	4,971	700	76,992	1.7%
Commercial real estate	363,965	39,733	24,460	428,158	9.2%
Construction	44,812	377	—	45,189	1.0%
Land	43,903	173	—	44,076	0.9%

Total	3,943,885	445,514	69,885	4,459,284	95.9%

Other Loans:
Commercial and industrial	81,765	48,635	51,565	181,965	3.9%
Consumer	7,065	—	3,151	10,216	0.2%

Total	88,830	48,635	54,716	192,181	4.1%

Total loans	4,032,715	494,149	124,601	4,651,465	100.0%

Unearned discount and deferred fees and costs, net	—	(39,986)	40	(39,946)

Loans net of discount and deferred fees and costs	4,032,715	454,163	124,641	4,611,519
Allowance for loan losses	(20,021)	(1,266)	(1,334)	(22,621)

Loans, net	$4,012,694	$452,897	$123,307	$4,588,898

        As of December 31, 2010 and 2009, the unpaid principal balance of ACI loans was  $7.2 billion and  $9.3 billion, respectively.

        The accretable yield on ACI loans represents the amount by which undiscounted expected future cash flows exceeds carrying value. Changes in the accretable yield on ACI loans for the year ended December 31, 2010 and the period from May 22, 2009 through December 31, 2009 were as follows (in thousands):

	December 31, 2010	December 31, 2009
Balance, beginning of period	$1,734,233	$2,004,337
Reclassifications from non-accretable difference	487,718	—
Accretion	(387,977)	(270,104)

Balance, end of period	$1,833,974	$1,734,233

        The following tables present total 1-4 single family residential loans categorized between fixed rate mortgages and adjustable rate mortgages ("ARMs") as of December 31 2010 and 2009 (in thousands):

	December 31, 2010
	Covered Loans
	Acquired Credit Impaired	Non-ACI	Non-Covered Loans	Total	Percent of Total
1-4 single family residential loans:
Fixed rate loans	$592,352	$61,462	$72,067	$725,881	27.0%
ARM Loans	1,828,664	90,483	41,372	1,960,519	73.0%

Total(1)	$2,421,016	$151,945	$113,439	$2,686,400	100.0%

	December 31, 2009
	Covered Loans
	Acquired Credit Impaired	Non-ACI	Non-Covered Loans	Total	Percent of Total
1-4 single family residential loans:
Fixed rate loans	$569,529	$76,342	$42,577	$688,448	19.5%
ARM Loans	2,736,777	108,327	533	2,845,637	80.5%

Total(1)	$3,306,306	$184,669	$43,110	$3,534,085	100.0%

(1)
Before deferred fees and costs, unearned discounts, premiums and the allowance for loan losses.

        Included in ARM loans above are payment option ARMs representing 32.1% and 46.8% of total one-to-four single family residential loans outstanding as of December 31, 2010 and 2009, respectively. All of the option ARMs are covered loans.

        At December 31, 2010 and 2009, based on unpaid principal balance, the majority of the outstanding loans were to customers domiciled in the following states (dollars in thousands):

	December 31, 2010		December 31, 2009
	Amount	%	Amount	%
Florida	$5,342,748	65.4%	$6,253,990	63.8%
California	462,249	5.7%	667,672	6.8%
New Jersey	382,277	4.7%	459,755	4.7%
Illinois	378,906	4.6%	466,007	4.8%
Arizona	258,629	3.2%	400,096	4.1%
Others	1,348,403	16.4%	1,562,629	15.8%

	$8,173,212	100.0%	$9,810,149	100.0%

        No other state represented borrowers with more than 4% of loans outstanding at December 31, 2010 or December 31, 2009.

        During the year ended December 31, 2010, the Company sold ACI one-to-four single family residential loans to third parties on a non-recourse basis with a carrying value of  $143.5 million for gross cash proceeds of  $68.1 million. The Company incurred transaction costs of  $1.0 million and recognized a loss on the sale of loans of  $76.4 million. During the period ended December 31, 2009, the Company sold ACI loans on a non-recourse basis with a carrying value of  $129.8 million for gross cash proceeds of  $84.6 million, incurred transaction costs of  $1.9 million and recognized a loss on sale of  $47.1 million. These losses were partly mitigated by increases in the FDIC indemnification asset of  $57.5 million and  $37.6 million for the year ended December 31, 2010 and the period ended December 31, 2009, respectively, included in the income statement line item "Net loss on indemnification asset resulting from net recoveries".

        During the year ended December 31, 2010 and the period ended December 31, 2009, the Company purchased one-to-four single family residential loans with unpaid principal balances totaling  $75.0 million and  $37.1 million, respectively.

        As of December 31, 2010 and December 31, 2009, the Company had pledged real estate loans with unpaid principal balances of approximately  $5.2 billion and  $6.1 billion and carrying amounts of approximately  $2.9 billion and  $2.8 billion, respectively as security for Federal Home Loan Bank advances.

        The following table presents information about the allowance for loan losses and related loans as of and for the year ended December 31, 2010 (in thousands):

	1-4 single family residential	Home equity loans and lines of credit	Multi- family	Commercial real estate	Construction	Land	Commercial	Lease financing	Consumer	Total
Allowance for loan losses:
Beginning balance	$20,205	$15	$71	$768	$5	$2	$1,509	$—	$46	$22,621
Provision for loan losses:
ACI loans	(20,021)	18,488	7,115	9,069	5,974	7,315	5,988	—	—	33,928
Non-ACI loans	642	10,343	739	(47)	(4)	24	641	—	215	12,553
Non-covered loans	103	(1)	761	886	118	102	2,880	68	9	4,926

Total Provision	(19,276)	28,830	8,615	9,908	6,088	7,441	9,509	68	224	51,407
Charge-offs:
ACI loans	—	—	(1,414)	(3,274)	(4,957)	(3,441)	(938)	—	—	(14,024)
Non-ACI loans	—	(1,125)	(166)	—	—	—	(29)	—	(215)	(1,535)
Non-covered loans	—	—	—	—	—	—	(109)	—		(109)

Total charge-offs	—	(1,125)	(1,580)	(3,274)	(4,957)	(3,441)	(1,076)	—	(215)	(15,668)
Recoveries
Ending Balance	$929	$27,720	$7,106	$7,402	$1,136	$4,002	$9,942	$68	$55	$58,360

Ending balance: individually evaluated for impairment	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Ending balance: collectively evaluated for impairment	$929	$9,232	$1,405	$1,607	$119	$128	$4,892	$68	$55	$18,435

Ending balance: ACI	$—	$18,488	$5,701	$5,795	$1,017	$3,874	$5,050	$—	$—	$39,925

Ending balance: Non-ACI	$761	$9,229	$633	$418	$1	$26	$1,216	$—	$—	$12,284

Ending balance: Non-covered	$168	$3	$772	$1,189	$118	$102	$3,676	$68	$55	$6,151

Loans:
Ending balance	$2,686,400	$307,651	$112,834	$451,863	$16,849	$50,294	$293,496	$52,960	$7,459	$3,979,806

Ending balance: individually evaluated for impairment(1)	$—	$—	$—	$—	$—	$—	$2,989	$—	$—	$2,989

Ending balance: collectively evaluated for impairment(1)	$265,384	$209,052	$39,819	$152,795	$8,582	$2,043	$240,776	$52,960	$3,056	$974,467

Ending balance: ACI loans	$2,421,016	$98,599	$73,015	$299,068	$8,267	$48,251	$49,731	$—	$4,403	$3,002,350

(1)         Ending balance of loans is before unearned discount and deferred fees and costs

        The following table summarizes the activity in the allowance for loan losses for the period ended December 31, 2009 (in thousands):

December 31, 2009
Balance, beginning of period	$—
Provision for loan losses:
ACI loans	20,021
Non-ACI loans	1,266
Non-covered loans	1,334

Total	22,621
Charge-offs	—
Recoveries	—

Balance, end of period	$22,621

        Increases in the FDIC indemnification asset of  $29.3 million and  $14.4 million were reflected in non-interest income for the year ended December 31, 2010 and the period ended December 31, 2009 respectively, related to the provision for loan losses on covered loans, including both ACI and non-ACI loans.

        The following tables present information about the Company's investment in impaired loans at and for the year ended December 31, 2010. The table below sets forth the carrying amount of those ACI loans or pools for which the Company has determined it is probable that it will be unable to collect all the cash flows expected at acquisition plus additional cash flows expected to be collected to be collected arising from changes in estimates after acquisition, if any, as well as ACI loans not accounted for in pools that have been modified in a troubled debt restructuring, and the related allowance amounts (in thousands):

	Acquired Credit Impaired
	Recorded investment	Unpaid Principal Balance	Related Allowance	Average recorded investment
With no specific allowance recorded:
Construction	$35	$230	$—	$18
Land	346	400	—	173
Commercial and industrial	846	1,582	—	423
With a specific allowance recorded:
1-4 single family residential	—	—	—	139,871
Home equity loans and lines of credit	80,091	165,563	18,488	47,888
Commercial real estate	57,116	77,798	5,795	55,459
Multi-family	51,932	77,536	5,701	24,997
Construction	4,204	3,833	1,017	1,496
Land	35,554	46,536	3,874	14,861
Commercial and industrial	32,006	33,460	5,050	14,007
Total:
Residential	$80,091	$165,563	$18,488	$187,759
Commercial	182,039	241,375	21,437	111,434

	$262,130	$406,938	$39,925	$299,193

        The tables below include non-covered and non-ACI commercial and commercial real estate relationships with internal risk ratings of substandard or doubtful or on non-accrual status and with committed balances greater than or equal to  $1,000,000 that have been individually evaluated for impairment and determined to be impaired. Also included in total impaired loans are loans that have been placed on non-accrual status, generally because they are 90 days or more delinquent, for which impairment is measured collectively. These include homogenous groups of 1 - 4 single family residential, home equity and smaller balance commercial and commercial real estate loans (in thousands):

	Non-ACI
	Recorded investment	Unpaid Principal Balance	Related Allowance	Average recorded investment	Non-ACI loans on non-accrual status
With no specific allowance recorded:
1-4 single family residential	$9,585	11,812	$—	$13,450	$9,585
Home equity loans and lines of credit	10,817	11,056	—	7,150	10,817
Commercial real estate	75	75	—	561	75
Multi-family	200	200	—	614	200
Commercial and industrial	1,886	2,061	—	1,022	1,886
With a specific allowance recorded:	—	—	—	—	—
Total:
Residential	$20,402	$22,868	$—	$20,600	$20,402
Commercial	2,161	2,336	—	2,197	2,161

	$22,563	$25,204	$—	$22,797	$22,563

	Non-covered
	Recorded investment	Unpaid Principal Balance	Related Allowance	Average recorded investment	Non-covered loans on non- accrual status
With no specific allowance recorded:
Commercial and industrial	$3,211	$3,220	$—	$830	$3,220
With a specific allowance recorded:	—	—	—	—	—

	$3,211	$3,220	$—	$830	$3,220

        Included in the tables above are three ACI commercial and commercial real estate credit relationships that were the subject of troubled debt restructurings during the year ended December 31, 2010. These loans had an aggregate carrying amount of  $2.4 million at December 31, 2010.

        The following table presents information about the Company's investment in impaired loans as of and for the period ended December 31, 2009 (in thousands):

	December 31, 2009
	Impaired loans in accrual status(1)	Loans in non-accrual status	Specific allowance allocated to impaired loans	Average recorded investment in impaired loans
Covered loans
1 - 4 single family residential	$567,253	$14,495	$20,021	$13,295
Home equity loans and lines of credit	—	2,726	—	1,418
Commercial	—	150	30	37

Total	$567,253	$17,371	$20,051	$14,750

(1)
Impaired loans in accrual status are ACI loans that are being accounted for as pools for which impairment is evaluated on a pool basis

        ACI loans or loan pools are considered to be impaired when there has been further deterioration in the cash flows expected at acquisition, plus any additional cash flows expected to be collected arising from changes in estimates after acquisition. Discount continues to be accreted on ACI loans or pools as long as there are expected future cash flows in excess of the current carrying amount; therefore, these loans are not classified as non-accrual even though they may be contractually delinquent. ACI 1-4 single family residential and home equity loans accounted for in pools are evaluated for impairment on a pool basis and the amount of any impairment is measured based on the expected aggregate cash flows of the pools. ACI commercial and commercial real estate loans are evaluated individually for impairment.

        1-4 single family residential and home equity ACI loans that are contractually delinquent by more than 90 days and accounted for in pools that are on accrual status because discount continues to be accreted totaled  $0.7 billion and  $1.2 billion at December 31, 2010 and 2009, respectively. The carrying amount of commercial and commercial real estate ACI loans that are contractually delinquent in excess of ninety days but still classified as accruing loans due to discount accretion totaled  $54.2 million and  $0 at December 31, 2010 and 2009, respectively. There were no non-ACI or non-covered loans contractually delinquent by more than 90 days and still accruing at December 31, 2010 or 2009.

        Interest income foregone on non-accrual loans, including interest income reversed when loans were placed on non-accrual status, totaled  $774.7 thousand and  $636 thousand for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

        The following tables summarize the Company's loan portfolio by key indicators of credit quality as of December 31, 2010. Amounts are net of unearned discounts (in thousands):

Residential credit exposure, based on delinquency status:

	1-4 single family residential	Home equity loans and lines of credit
Non-covered loans:
Current	$113,439	$2,255
Past due less than 90 days	—	—
Past due 90 days or more	—	—
Non-ACI loans:
Current	108,224	188,059
Past due less than 90 days	4,894	4,756
Past due 90 days or more	10,174	9,496
ACI loans:
Current	1,647,238	76,842
Past due less than 90 days	127,155	4,919
Past due 90 days or more	646,623	16,838

	$2,657,747	$303,165

Consumer credit exposure, based on delinquency status:

Current	$7,373
Past due less than 90 days	47
Past due 90 days or more	39

$7,459

Commercial credit exposure, based on internal risk rating:

	Commercial real estate	Multi-family	Construction	Land	Commercial and industrial	Lease Financing
Non-covered loans:
Pass	$118,449	$32,730	$8,582	$1,537	$201,534	$42,944
Special mention	408	—	—	336	8,140	148
Substandard	—	1,541	—	—	3,952	384
Doubtful	—	—	—	—	—	6
Non-ACI loans:
Pass	33,306	789	—	—	12,590	—
Special mention	—	559	—	—	12,139	—
Substandard	563	4,166	—	170	3,812	—
Doubtful	—	—	—	—	—	—
ACI loans:
Pass	190,875	42,749	586	14,862	27,573	—
Special mention	22,566	1,207	183	6,092	5,423	—
Substandard	85,623	29,059	7,498	27,250	16,719	—
Doubtful	4	—	—	47	16	—

	$451,794	$112,800	$16,849	$50,294	$291,898	$43,482

        Management considers delinquency status to be the most meaningful indicator of the credit quality of one-to-four single family residential, home equity and consumer loans. Delinquency statistics are updated at least monthly. Internal risk ratings are considered the most meaningful indicator of credit quality for commercial and commercial real estate loans. Internal risk ratings are updated on a continuous basis. Relationships with balances in excess of  $250 thousand are re-evaluated at least annually and more frequently if circumstances indicate that a change in risk rating may be warranted. Loans exhibiting potential credit weaknesses that deserve management's close attention and, that if left uncorrected, may result in deterioration of the repayment capacity of the borrower are categorized as special mention. Loans with well defined credit weaknesses including payment defaults, declining collateral values, frequent overdrafts, operating losses, increasing balance sheet leverage, inadequate cash flow, project cost overruns, unreasonable construction delays, past due real estate taxes or exhausted interest reserves are assigned an internal risk rating of substandard. A loan with a weakness so severe that collection in full is highly questionable or improbable will be assigned an internal risk rating of doubtful.

        The following table presents an aging of the Company's past due loans as of December 31, 2010 (in thousands):

	30 - 59 days past due	60 - 89 days past due	More than 90 days past due or in foreclosure	Total past due loans
Non-covered loans:
Commercial and industrial	$136	$—	$95	$231
Lease financing	469	—	—	469
Consumer	—	3	—	3

	605	3	95	703

Non-ACI loans:
1-4 single family residential	4,587	307	10,174	15,068
Home equity loans and lines of credit	2,677	2,079	9,496	14,252
Commercial real estate	—	—	75	75
Multi-family	—	—	200	200
Commercial and industrial	538	1,004	578	2,120

	7,802	3,390	20,523	31,715

ACI loans:
1-4 single family residential	91,470	35,685	646,623	773,778
Home equity loans and lines of credit	3,060	1,859	16,838	21,757
Commercial real estate	5,981	2,705	13,724	22,410
Multi-family	2,218	2,197	11,008	15,423
Construction	—	—	6,429	6,429
Land	366	—	16,378	16,744
Commercial and industrial	181	—	6,625	6,806
Consumer	29	15	39	83

	103,305	42,461	717,664	863,430

	$111,712	$45,854	$738,282	$895,848

Note 4 Loans Receivable

        At May 21, 2009 loans receivable consisted of the following (amounts in thousands):

	May 21, 2009
	Total	Percent of Total
Real Estate Loans:
1 - 4 single family residential	$8,993,077	91.9%
Home equity loans and lines of credit	505,642	5.2%
Multi-family	129,481	1.3%
Commercial real estate	594,877	6.1%
Construction	187,333	1.9%
Land	219,736	2.2%

Total real estate loans	10,630,146	108.6%

Other Loans:
Commercial	181,484	1.9%
Consumer	12,179	0.1%

Total commercial and consumer loans	193,663	2.0%

Total loans held in portfolio	10,823,809	110.6%

Unearned discounts, premiums and deferred costs, net	190,406	1.9%
Allowance for loan losses	(1,227,173)	(12.5)%

Total loans held in portfolio, net	$9,787,042	100.0%

        The following table provides a detail of loans to customers for states with balances of 4.4% of the portfolio and higher (dollars in millions):

	May 21, 2009
	Amount	Percent of Total
Florida	$6,928	63.7%
California	723	6.6%
Arizona	515	4.7%
Illinois	505	4.6%
New Jersey	480	4.4%

        As part of the Bank's liquidity management strategy, the Bank pledges loans to secure FHLB borrowings. Pledged loans must meet specific requirements of eligibility and the unpaid principal balance is discounted based on criteria established by the FHLB. As of May 21, 2009, the Bank had pledged real estate loans with an unpaid principal balance of approximately  $7.6 billion ( $4.6 billion in lendable collateral value) for advances from the FHLB.

        The following table presents total 1-4 single family residential loans categorized between fixed rate mortgages and adjustable rate mortgages ("ARMs") as of May 21, 2009 (dollars in thousands):

	May 21, 2009
	Amount	Percent of Total
1 - 4 single family residential loans:
Fixed rate loans	$1,774,598	19.7%
Adjustable rate loans (ARM):
Monthly payment option(1)	3,876,584	43.1%
Select-My-Payment(1)	808,506	9.0%
Non option ARM	2,533,389	28.2%

Total(2)	$8,993,077	100.0%

(1)
As of May 21, 2009, payment option loans with a balance of  $3.8 billion, representing 78.9% of the payment option portfolio, were negatively amortizing and approximately  $265.3 million, or 5.6%, of the total payment option portfolio resulted from negative amortization. These loans are subject to interest rate caps.

(2)
Excluding deferred costs, unearned discounts and premiums and allowance for loan losses.

        The following table summarizes changes in the allowance for loan losses for the period from October 1, 2007 through May 21, 2009 (in thousands):

Balance as of September 30, 2007	$58,623
Provision	856,374
Charge-offs	(230,309)
Recoveries	31,229

Balance as of September 30, 2008	715,917
Provision	919,139
Charge-offs	(449,010)
Recoveries	41,127

Balance as of May 21, 2009	$1,227,173

        The total allowance reflects management's estimate of credit losses inherent in the loan portfolio at the balance sheet date. The computation of the allowance for loan losses includes elements of judgment and high level of subjectivity. The Bank considers the allowance for loan losses to be adequate to cover credit losses inherent in the loan portfolio at May 21, 2009.

        Certain loans have been classified as impaired based on the Bank's inability to collect all amounts due under the contractual terms of the loan. The following table shows the Bank's investment in impaired and non-accrual loans as of and for the period ended May 21, 2009 (in thousands):

May 21, 2009
Impaired loans on non-accrual:
Real Estate Loans:
1 - 4 single family residential:
Payment option	$1,674,325
Non-payment option	453,743

Total one-to-four family(1)	2,128,068
Home equity loans and lines of credit	27,263
Multi-family	21,544
Commercial real estate	2,888
Construction	78,403
Land	94,493

Total real estate loans	2,352,659

Other Loans:
Commercial	763
Consumer	23

Total commercial and consumer loans	786

Total non-accrual loans	2,353,445

Impaired Loans and still accruing:
Real Estate Loans:
1 - 4 single family residential(2)	804,218
Commercial real estate	162,937
Construction	1,379
Land	22,780

Total real estate loans	991,314

Other Loans:
Commercial	13,271
Consumer	554

Total commercial and consumer loans	13,825

Other loans past due 90 days and still accruing	—

Total non-accrual and impaired loans	$3,358,584

(1)
Included in non-accrual loans at May 21, 2009 were  $154.9 million, of troubled debt restructured loans.

(2)
The amount of impaired 1-4 single family residential loans at May 21, 2009 represents troubled debt restructured loans.

        Had loans in non-accrual status been in accrual, the Bank would have recognized additional interest income of approximately  $88.9 million and  $85.9 million for the period ended May 21, 2009 and September 30, 2008, respectively.

        Interest income recognized on non-accrual loans amounted to  $6.0 million and  $32.0 million for the period ended May 21, 2009, September 30, 2008, respectively.

        The following table presents information related to the Bank's impaired loans and allocated reserves as of May 21, 2009 (in thousands):

	May 21, 2009
	Outstanding Principal	Specific Reserves
Impaired loans with specific reserves:
1 - 4 single family residential	$1,464,788	$381,014
Home equity loans and lines of credit	12,944	12,944
Commercial real estate	188,373	133,683
Commercial	1,755	1,272

Total	1,667,860	528,913

Impaired loans without specific reserves:
1 - 4 single family residential	1,467,498	—
Home equity loans and lines of credit	14,319	—
Commercial real estate	196,051	—
Commercial	12,279
Consumer	577	—
Loans past due 90 days and still accruing	—

Total	1,690,724	—

Total impaired loans	$3,358,584	$528,913

        Specific reserves related to troubled debt restructured loans amounted to  $56.5 million at May 21, 2009.

Loans Held For Sale

        Loans held for sale are accounted for under the lower of cost or fair value method. Lower of cost or fair value adjustments are recorded in earnings under non-interest income. During the period from October 1, 2008 through May 21, 2009, the Bank transferred  $7.5 million of loans from loans held in portfolio to loans held for sale and recorded a loss of  $6 thousand, which is included in other non-interest income. During the year ended September 30, 2008 the Bank transferred  $20.0 million of loans from loans held for sale to loans held in portfolio and recorded a loss of  $2.3 million which is included in other non-interest income.

FDIC Indemnification Asset	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
FDIC Indemnification Asset [Abstract]
FDIC Indemnification Asset

Note 6  FDIC Indemnification Asset

The FDIC indemnification asset represents the present value of estimated future payments to be received from the FDIC under the terms of BankUnited's loss sharing agreements with the FDIC.

When the Company recognizes gains or losses related to covered assets in its consolidated financial statements, changes in the estimated amount recoverable from the FDIC under the loss sharing agreements with respect to those gains or losses are also reflected in the consolidated financial statements. Covered loans may be resolved through repayment, short sale of the underlying collateral, foreclosure or, for the non-residential portfolio, charge-off, or by sale of the loans. For loans resolved through repayment, short sale or foreclosure, the difference between consideration received in satisfaction of the loans and the carrying value of the loans is recognized in the statement of operations line item "Income (loss) from resolution of covered assets, net." Losses from the resolution or permanent modification of covered loans increase the amount recoverable from the FDIC under the loss sharing agreements. Gains from the resolution of covered loans reduce the amount recoverable from the FDIC under the loss sharing agreements. Similarly, differences in proceeds received on disposition of OREO and the carrying amount of the OREO result in gains or losses and reduce or increase the amount recoverable from the FDIC under the loss sharing agreements. Increases in valuation allowances related to covered assets also increase the amount estimated to be recoverable from the FDIC. These additions to or reductions in amounts recoverable from the FDIC related to the resolution of covered assets are recorded in the income statement line item "Net gain (loss) on indemnification asset" and reflected as corresponding increases or decreases in the FDIC indemnification asset.

The following table summarizes the components of the gains and losses associated with covered assets, plus the provision for loan losses on non-covered loans, along with the related additions to or reductions in the amounts recoverable from the FDIC under the loss sharing agreements, as reflected in the consolidated statements of operations for the three and six months ended June 30, 2011 and 2010 (in thousands):

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset	Net Impact on Pre- tax Earnings	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset	Net Impact on Pre- tax Earnings
Provision for losses on covered loans	$6,443	$(5,807)	$636	$(16,738)	$12,381	$(4,357)
Provision for losses on non-covered loans	(3,551)	—	(3,551)	(1,170)	—	(1,170)
Total provision for loan losses	2,892	(5,807)	(2,915)	(17,908)	12,381	(5,527)
Income (loss) from resolution of covered assets, net	3,076	1,051	4,127	58,593	(42,176)	16,417
Gain (loss) on sale of OREO	(12,264)	9,445	(2,819)	1,693	(1,284)	409
Impairment of OREO	(8,187)	6,623	(1,564)	(5,063)	4,129	(934)
Net OREO gain (loss)	(20,451)	16,068	(4,383)	(3,370)	2,845	(525)
Total	$(14,483)	$11,312	$(3,171)	$37,315	$(26,950)	$10,365

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset	Net Impact on Pre- tax Earnings	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset	Net Impact on Pre- tax Earnings
Provision for losses on covered loans	$(3,574)	$832	$(2,742)	$(24,422)	$18,991	$(5,431)
Provision for losses on non-covered loans	(4,990)	—	(4,990)	(1,669)	—	(1,669)
Total provision for loan losses	(8,564)	832	(7,732)	(26,091)	18,991	(7,100)
Income (loss) from resolution of covered assets, net	2,366	4,154	6,520	94,990	(71,579)	23,411
Gain (loss) on sale of OREO	(24,474)	18,388	(6,086)	3,167	(2,196)	971
Impairment of OREO	(17,786)	14,260	(3,526)	(5,901)	4,799	(1,102)
Net OREO gain (loss)	(42,260)	32,648	(9,612)	(2,734)	2,603	(131)
Total	$(48,458)	$37,634	$(10,824)	$66,165	$(49,985)	$16,180

Changes in the FDIC indemnification asset for the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows (in thousands):

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Balance, beginning of period	$2,667,401	$3,279,165
Accretion	34,443	134,703
Reduction for claims filed	(486,558)	(764,203)
Net gain (loss) on indemnification asset	37,634	17,736
Balance, end of period	$2,252,920	$2,667,401

Under the terms of the loss sharing agreements, the Company is also entitled to reimbursement from the FDIC for certain expenses related to covered assets upon final resolution of those assets. For the six months ended June 30, 2011 and 2010, non-interest expense includes approximately  $17.5 million and  $28.3 million, respectively, of disbursements subject to reimbursement at the 80% level under the loss sharing agreements. For the six months ended June 30, 2011 and 2010, claims of  $18.7 million and  $14.3 million, respectively, were submitted to the FDIC for reimbursement. As of June 30, 2011,  $22.6 million of disbursements remain to be submitted for reimbursement from the FDIC in future periods as the related covered assets are resolved.

Note 5 FDIC Indemnification Asset

        When the Company recognizes gains or losses related to covered assets in its consolidated financial statements, changes in the estimated amount recoverable from the FDIC under the loss sharing agreements with respect to those gains or losses are also reflected in the consolidated financial statements. Covered loans may be resolved through repayment, short sale of the underlying collateral, foreclosure or, for the non-residential portfolio, charge-offs, or by sale of the loans. For loans resolved through repayment, short sale or foreclosure, the difference between consideration received in satisfaction of the loans and the carrying value of the loans is recognized in the income statement line item "Income from resolution of covered assets, net." Losses from the resolution or permanent modification of covered loans increase the amount recoverable from the FDIC under the loss sharing agreements. Gains from the resolution of covered loans reduce the amount recoverable from the FDIC under the loss sharing agreements. Similarly, differences in proceeds received on disposition of OREO and the carrying amount of the OREO result in gains or losses and reduce or increase the amount recoverable from the FDIC under the loss sharing agreements. Increases in valuation allowances related to covered assets also increase the amount estimated to be recoverable from the FDIC. These additions to or reductions in amounts recoverable from the FDIC related to the resolution of covered assets are recorded in the income statement line item "Net gain (loss) on indemnification asset resulting from net recoveries" and reflected as corresponding increases or decreases in the FDIC indemnification asset.

        The following table summarizes the components of the gains and losses associated with covered assets, plus the provision for loan losses on non-covered loans, along with the related additions to or reductions in the amounts recoverable from the FDIC under the loss sharing agreements, as reflected in the consolidated statements of income for the year ended December 31, 2010 and the period ended December 31, 2009 (in thousands):

	December 31, 2010
	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset From Net Recoveries	Net Impact on Pre-tax Earnings
Provision for losses on covered loans	$(46,481)	$29,291	$(17,190)
Provision for losses on non-covered loans	(4,926)	—	(4,926)

Total provision for loan losses	(51,407)	29,291	(22,116)

Income from resolution of covered assets, net	121,462	(84,138)	37,324
Loss on sale of covered loans, net	(76,360)	57,747	(18,613)

	45,102	(26,391)	18,711

Loss on sale of OREO	(2,174)	1,932	(242)
Impairment of OREO	(16,131)	12,904	(3,227)

	(18,305)	14,836	(3,469)

Total	$(24,610)	$17,736	$(6,874)

        In addition to the loss on covered loans reflected in the table above, the income statement line item "Loss on sale of loans, net" for the year ended December 31, 2010 includes approximately  $50 thousand of gains on the sale of loans held for sale. These transactions are not subject to the loss sharing agreements.

	December 31, 2009
	Transaction Income (Loss)	Net Gain (Loss) on Indemnification Asset From Net Recoveries	Net Impact on Pre-tax Earnings
Provision for losses on covered loans	$(21,287)	$14,433	$(6,854)
Provision for losses on non-covered loans	(1,334)	—	(1,334)

Total provision for loan losses	(22,621)	14,433	(8,188)

Income from resolution of covered assets, net	120,954	(88,801)	32,153
Loss on sale of covered loans, net	(47,078)	37,600	(9,478)

	73,876	(51,201)	22,675

Loss on sale of OREO	(807)
Impairment of OREO	(21,055)

	(21,862)	15,007	(6,855)

Total	$29,393	$(21,761)	$7,632

        Changes in the FDIC indemnification asset for year ended December 31, 2010 and the period ended December 31, 2009 were as follows (in thousands):

	December 31, 2010	December 31, 2009
Balance, beginning of period	$3,279,165	$3,442,890
Accretion	134,703	149,544
Reduction for claims filed	(764,203)	(291,508)
Gain (loss) on indemnification asset resulting from net recoveries	17,736	(21,761)

Balance, end of period	$2,667,401	$3,279,165

        Under the terms of the loss sharing agreements, the Company is also entitled to reimbursement from the FDIC for certain expenses related to covered assets upon final resolution of those assets. For the year ended December 31, 2010 and the period ended December 31, 2009 non-interest expense includes approximately  $49.7 million and  $26.1 million, respectively, of disbursements subject to reimbursement under the loss sharing agreements. For those same periods, claims of  $29.8 million and  $8.1 million, respectively, were submitted to the FDIC for reimbursement. As of December 31, 2010,  $28.5 million of disbursements remain to be submitted for reimbursement from the FDIC in future periods as the related covered assets are resolved.

Servicing and Transfers of Mortgage Loans (BankUnited, FSB and Subsidiaries)	7 Months Ended
May 21, 2009
BankUnited, FSB and Subsidiaries
Servicing and Transfers of Mortgage Loans

Note 5 Servicing and Transfers of Mortgage Loans

Servicing

        As of May 21, 2009 the Bank had mortgage servicing rights ("MSR") with a carrying amount of  $1.1 million. MSRs are included with Other Assets on the consolidated balance sheet. The Bank accounted for MSRs using the amortization method (i.e., lower of cost or fair value) with impairment recognized as a reduction to non-operating income.

        On November 17, 2008, Freddie Mac notified the Bank that they were terminating the Seller/Servicer Eligibility Contract with the Bank effective as of November 17, 2008. The Bank had the right to market the servicing rights until April 2009. Since the Bank was unable to sell the servicing rights, the termination of this agreement required the Bank to write-off the recorded Freddie Mac servicing asset, which totaled  $2.3 million, at February 28, 2009. On March 17, 2009, the Bank provided to Fannie Mae a notification whereby it voluntary terminated the Mortgage Selling and Servicing Contract between the Bank and Fannie Mae, effective as of April 1, 2009. The voluntarily termination required the Bank to write-off the recorded Fannie Mae servicing asset, which totaled  $15.8 million, at February 28, 2009. The termination of these contracts is consistent with the Bank's strategy of no longer being active in the wholesale residential lending business. At May 21, 2009, the remaining carrying value of the MSR of  $1.1 million, which approximates fair value, relates primarily to the servicing of remaining private label mortgage loans.

        The following table provides activity related to the Bank's MSR assets from October 1, 2007 through May 21, 2009:

	MSR From Loan Sales	MSR Securitization	Total MSR
	(in thousands)
Balance October 1, 2007	$17,700	$2,931	$20,631
New MSR assets from loan sales	14,885	—	14,885
MSR servicing sales	(14)	—	(14)
Amortization of MSR assets	(4,026)	(1,365)	(5,391)
Impairment of MSR assets	(3,043)	—	(3,043)

Balance September 30, 2008	$25,502	$1,566	$27,068

Fair Value at September 30, 2008	$26,646	$1,973	$28,619

Balance October 1, 2008	$25,502	$1,566	$27,068
New MSR assets from loan sales	668	—	668
MSR servicing sales	—	—	—
Amortization of MSR assets	(1,435)	(161)	(1,596)
Impairment of MSR assets	(24,449)	(550)	(24,999)

Balance May 21, 2009	$286	$855	$1,141

Transfers

        On September 26, 2005, the Bank sold mortgage loans for securitization to a trust ("BUMT 2005-1") in a sale transaction. The BUMT 2005-1 securities are held in a trust established by a third party for the purpose of issuing securities arising from the securitization of one-to-four family residential mortgage loans originated by the Bank. The Bank's Trust 2005-1 is not controlled by, or affiliated with the Bank or any of its subsidiaries. The investors and the securitization trust have no recourse to the Bank's assets for failure of debtors to pay when due.

        While the Bank does not retain credit risk on the loans it has securitized, it has potential liability, under representations and warranties it made to the trust purchasing the loans. Upon securitization of the mortgage loans, the Bank acquired subordinated securities, including an interest only strip (collectively retained securities), and recognized the value of the rights to servicing the underlying loans (MSRs). The Bank has classified the retained securities as available for sale.

        Considerable judgment is required to determine the fair values of the Bank's retained securities. Unlike government securities and other highly liquid investments, the precise market value of retained securities cannot be readily determined because these assets are not actively traded in stand-alone markets. Accordingly, the Bank utilizes independent third parties specializing in secondary market transactions to assist in the determination of the fair values of its retained securities through the use of discounted cash flow models. BankUnited values these securities using third party proprietary pricing models that incorporate observable and unobservable inputs. Unobservable inputs include BankUnited's expectation of projected prepayment speeds, discount rates and projected loss severity and default rates. The estimated fair value of the Bank's retained securities amounted to  $27.2 million as of May 21, 2009.

        At May 21, 2009, BankUnited was servicing loans for others of approximately  $43.7 million.

Income Taxes	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Income Taxes

Note 7   Income Taxes

The Company's effective income tax rate for the six months ended June 30, 2011 differs from the statutory federal income tax rate primarily due to the impact of  $110.4 million in compensation expense related to Profits Interest Units as further described in Note 10.  This expense is not deductible for income tax purposes. Additionally, during the six months ended June 30, 2011, the Company recorded a provision related to uncertain state income tax positions of approximately  $7.6 million, including estimated interest and penalties.  For the three months ended June 30, 2011 and the three and six months ended June 30, 2010, the Company's effective income tax rate differs from the statutory federal income tax rate primarily due to state income taxes and compensation expense related  to equity-based compensation.

Note 12 Income Taxes

        The components of the provision (benefit) for income taxes for the year ended December 31, 2010 and the period ended December 31, 2009 are as follows (in thousands):

	December 31, 2010	December 31, 2009
Current
Federal	$96,722	$70,910
State	6,995	11,790

Total	103,717	82,700

Deferred
Federal	20,987	(1,994)
State	3,101	(331)

Total	24,088	(2,325)

	$127,805	$80,375

        A reconciliation of the expected income tax expense at the statutory federal income tax rate of 35% to the Company's actual income tax expense and effective tax rate for the year ended December 31, 2010 and the period ended December 31, 2009 is as follows (amounts in thousands):

	December 31, 2010		December 31, 2009
	Amount	%	Amount	%
Tax expense calculated at the statutory federal income tax rate	$109,389	35.00%	$69,797	35.00%
Increases (decreases) resulting from:
State income taxes, net of federal tax benefit	9,065	2.90%	7,448	3.73%
Compensation expense related to PIUs	12,660	4.05%	3,078	1.54%
Other, net	(3,309)	(1.06)%	52	0.03%

Total	$127,805	40.89%	$80,375	40.30%

        The components of deferred tax assets and liabilities at December 31, 2010 and 2009 were as follows (in thousands):

	December 31, 2010	December 31, 2009
Deferred tax assets:
Excess of tax basis over carrying value of acquired loans	$444,553	$524,140
Fair value adjustments on FHLB advances and time deposits assumed	18,196	35,632
Acquisition costs	12,460	14,756
Allowance for loan losses	14,151	3,159
Impairment of OREO	2,869	1,624
Unrealized losses on derivatives used as cash flow hedges	15,028	1,546
Other	16,021	1,234

Gross deferred tax assets	523,278	582,091

Deferred tax liabilities:
Deferred tax gain	359,090	448,863
Excess carrying value of investment securities acquired over tax basis	100,764	91,458
Net unrealized gains on securities available for sale	35,099	18,607
Other	32,943	630

Gross deferred tax liabilities	527,896	559,558

Net deferred tax asset (liability)	$(4,618)	$22,533

        Realization of tax benefits for deductible temporary differences depends on having sufficient taxable income of an appropriate character within the carryforward periods. Sources of taxable income that may allow for the realization of these tax benefits include: (1) taxable income for the year ended December 31, 2010 and the period ended December 31, 2009 that would be available through carryback in future years, (2) future taxable income that will result from reversal of existing taxable temporary differences, including the negative tax on goodwill, and (3) taxable income generated from future operations. Management has evaluated the probability of realization of the deferred tax asset and believes that it is more likely than not that the deferred tax assets will be realized.

        A reconciliation of the change in the Company's total gross unrecognized tax benefits for the year ended December 31, 2010 follows (in thousands):

Balance, beginning of period	$—
Additions for tax positions related to the current year	2,176
Additions for tax positions related to prior periods	343
Reductions due to settlements with taxing authorities	—
Reductions due to lapse of the statute of limitations	—

2,519
Interest and penalties	326

Balance, end of period	$2,845

        The Company did not have any unrecognized tax benefits for the period ended December 31, 2009.

        At December 31, 2010, the Company had  $1.6 million of unrecognized federal and state tax benefits that would have impacted the effective tax rate if recognized. The Company does not expect the above unrecognized tax benefits to change significantly over the next year, although the Company is evaluating amending its 2009 Federal income tax return. Until its evaluation is complete, the Company is unable to determine its ultimate position and the related potential adjustments. Total interest, net of the federal benefit, related to unrecognized tax benefits recognized in the consolidated statements of income was  $0.3 million for the year ended December 31, 2010.

        The Company, inclusive of its subsidiaries other than BU REIT, Inc., files a consolidated U.S. federal corporate income tax return as well as combined corporate state income tax returns in jurisdictions where combined filings are required. The year ended December 31, 2010 and the period ended December 31, 2009 remain subject to examination in the U.S. federal and various state tax jurisdictions.

Note 14 Income Taxes

        The components of the provision (benefit) for income taxes for the period from October 1, 2008 through May 21, 2009 and for the fiscal year ended September 30, 2008, is as follows (in thousands):

	May 21, 2009	September 30, 2008
Current income tax expense (benefit):
Federal	$(50,306)	$(15,976)
State	—	—

Total current income tax expense (benefit):	(50,306)	(15,976)

Deferred income tax expense (benefit):
Federal	(382,587)	(320,645)
State	(19,787)	(30,890)
Valuation allowance	452,680	273,049

Total deferred income tax expense (benefit)	50,306	(78,486)

Total income tax expense (benefit)	$—	$(94,462)

        A reconciliation of the expected income tax expense (benefit) at the statutory federal income tax rate of 35% to the Bank's actual income tax expense and effective tax rate for the period from October 1, 2008 through May 21, 2009 and for the fiscal year ended September 30, 2008, is as follows (amounts in thousands):

	May 21, 2009		September 30, 2008
	Amount	%	Amount	%
Tax expense (benefit) at federal income tax rate	$(431,808)	35.0%	$(334,260)	35.0%
Increases (decreases) resulting from:
State tax, net of federal benefit	(19,787)	1.6%	(30,890)	3.2%
Tax exempt income	(1,184)	0.2%	(2,017)	0.2%
Other	99	0.0%	(344)	0.1%
Valuation allowance	452,680	(36.7)%	273,049	(28.6)%

Total	$—	0.1%	$(94,462)	9.9%

        Deferred income tax assets and liabilities result from temporary differences between assets and liabilities measured for financial reporting purposes and for income tax return purposes. These assets and liabilities are measured using the enacted tax rates and laws that are currently in effect and are reported net in the accompanying Consolidated Balance Sheets. The significant components of the net deferred tax assets and liabilities at May 21, 2009 were as follows (in thousands):

May 21, 2009
Deferred tax assets:
Allowance for loan losses and other reserves	$521,487
Impairment losses on available for sale securities	84,822
Unrealized losses in other comprehensive income	4,043
Non-accrual interest	15,518
AMT credit carryover	3,250
Impairment on other real estate owned and other expenses	—
Reserve for recourse liability	4,748
NOL carryforward	151,220
Other	2,182

Gross deferred tax assets	787,270
Valuation allowance	(730,041)

Net deferred tax asset	$57,229

Deferred tax liabilities:
Deferrals and amortization	186
Sale of mortgage servicing rights	—
Other real estate owned expenses	5,945
Deferred REIT income	50,783
Other	315

Gross deferred liabilities	$57,229

Net deferred tax asset (liability)	$—

        Realization of tax benefits for deductible temporary differences depends on having sufficient taxable income of an appropriate character within the carryforward periods. Sources of taxable income that may allow for the realization of these tax benefits include: (1) taxable income that would be available through carryback in future years, (2) future taxable income that will result from reversal of existing taxable temporary differences, (3) taxable income generated from future operations, and (4) prudent and feasible tax planning strategies.

        At May 21, 2009, the Bank had deferred tax assets net of deferred tax liabilities, before valuation allowances, of  $730.0 million. The Bank's net deferred tax asset before valuation allowances resulted primarily from an increase in its allowance for loan losses and the recognition of other-than-temporary impairment losses on certain securities available for sale. At May 21, 2009, after considering all available evidence the Bank determined that it was more likely than not that only a portion of its deferred tax asset in the fiscal period will not be realized. The determination that a valuation allowance was needed was primarily based on the current level of losses the Bank is experiencing, in addition to the uncertainty with respect to its future forecasted results. As a result of this determination, the Bank recorded a valuation allowance of  $730.0 million against its net deferred tax asset at May 21, 2009.

        The Bank determined that it is more likely than not that it will realize  $50.3 million of its net deferred tax assets as a result of the future carryback of losses generated by the deferred tax assets that will reverse during fiscal year 2009 and will be carried back to fiscal year 2007. This carryback is expected to result in a refund of  $50.3 million of income taxes paid by the Bank in 2007.

        As of May 21, 2009, the Bank had a net operating loss carryforward for Federal tax purposes of  $432.1 million which will expire in 2029. The Bank's state income tax net operating loss carryforward is approximately  $951 million which will begin to expire in 2027. The Federal and State net operating loss deferred tax asset is completely offset by a valuation allowance.

        The Bank adopted the provisions of FIN 48 effective October 1, 2007. The adoption of FIN 48 did not have a material effect on the Bank's financial condition, as the Bank recognized no increase in its liability for unrecognized income tax benefits. In addition, the Bank had no liabilities recorded for unrecognized income tax benefits for fiscal year 2008. For the period ended May 21, 2009, the Bank did not have any material unrecognized income tax benefits and, accordingly, the company continued to have a zero liability balance relating to FIN 48. The Company has elected to account for any applicable interest and penalties on uncertain tax positions as a component of income tax expense.

        BKUNA federal returns through 2005 have been examined by the Internal Revenue Service ("IRS"), and therefore, it remains subject to examination for its fiscal years ended September 30, 2006, 2007 and 2008. Generally, the state jurisdictions in which the Bank files income tax returns are subject to examination for a period of up to four years after the returns are filed.

Other Real Estate Owned	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Other Real Estate Owned

Note 6 Other Real Estate Owned

        An analysis of OREO for the year ended December 31, 2010 and the period ended December 31, 2009 follows (in thousands):

	December 31, 2010	December 31, 2009
Balance, beginning of period	$120,110	$177,679
Transfers from loan portfolio	401,763	115,192
(Decrease) increase from resolution of covered loans	(9,530)	25,702
Sales	(289,532)	(177,408)
Impairment	(16,131)	(21,055)

Balance, end of period	$206,680	$120,110

        Increases or decreases in OREO from resolution of covered loans result when the fair value of OREO less estimated cost to sell at the date of foreclosure exceeds or is less than the carrying amount of the related ACI loans that are resolved via foreclosure. These amounts are reflected in the line item "Income from resolution of covered assets, net" in the accompanying consolidated statements of income. As of December 31, 2010 and December 31, 2009, all of the Company's other real estate owned was covered under BankUnited's loss sharing agreements with the FDIC.

        Losses on sales of OREO totaled  $2.2 million and  $0.8 million for the year ended December 31, 2010 and the period ended December 31, 2009, respectively and are included in the line item "Other real estate owned expense" in the accompanying consolidated statements of income.

Note 7 Other Real Estate Owned

        An analysis of other real estate owned for the period from October 1, 2007 through May 21, 2009, as follows (in thousands):

Balance as of September 30, 2007	$27,732
Transfers from loan portfolio, net	202,520
Transfers to other assets	(50)
Sales	(72,129)
Impairment	(22,749)

Balance as of September 30, 2008	135,324
Transfers from loan portfolio, net	209,694
Sales	(128,597)
Impairment	(38,742)

Balance as of May 21, 2009	$177,679

Derivatives and Hedging Activities	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Derivatives and Hedging Activities

Note 8   Derivatives and Hedging Activities

The Company uses interest rate swaps to manage interest rate risk related to FHLB advances and certificates of deposit with maturities of one year, which expose the Company to variability in cash flows due to changes in interest rates. The Company enters into LIBOR-based interest rate swaps that are designated as cash flow hedges with the objective of limiting the variability of interest payment cash flows resulting from changes in the benchmark interest rate LIBOR. The effective portion of changes in the fair value of interest rate swaps designated as cash flow hedging instruments is reported in accumulated other comprehensive income ("AOCI") and subsequently reclassified into interest expense in the same period in which the related interest on the floating-rate debt obligations affects earnings. The Company may be exposed to credit risk in the event of nonperformance by the counterparties to its interest rate swap agreements. The Company manages this risk by entering into interest rate swaps only with primary dealers, the use of ISDA master agreements, credit approvals, counterparty limits and monitoring procedures and does not currently anticipate any losses from failure of counterparties to honor their obligations.

The Company also enters into interest rate swaps with certain of its borrowers to enable those borrowers to manage their exposure to interest rate fluctuations. To mitigate interest rate risk associated with these derivative contracts, the Company enters into offsetting derivative contract positions with financial institution counterparties. The Company manages credit risk, or the risk of default by its borrowers, though its normal loan underwriting and credit monitoring policies and procedures. These interest rate swap contracts are not designated as hedging instruments; therefore, changes in the fair value of these derivatives are recognized immediately in earnings.

The following tables set forth certain information concerning the Company's interest rate contract derivative financial instruments and related hedged items at June 30, 2011 and December 31, 2010 (dollars in thousands):

	June 30, 2011
				Remaining
				Life in	Notional	Balance Sheet	Fair value
	Hedged Item	Pay Rate	Receive Rate	Years	Amount	Location	Asset	Liability

Derivatives designated as cash flow hedges
Pay-fixed interest rate swaps	Variability of interest cash flows on certificates of deposit	3.11%	12-Month Libor	4.4	$225,000	Other liabilities	$—	$(13,822)
Purchased interest rate forward-starting swaps	Variability of interest cash flows on FHLB advances	3.42% - 3.76%	3-Month Libor	3.9 - 5.8	405,000	Other liabilities	—	(35,366)
Derivatives not designated as hedges
Pay-fixed interest rate swaps		3.68% - 5.49%	1-Month Libor less .69% to + 2.25%	4.2 - 4.5	17,227	Other assets	306	—
Pay-variable interest rate swaps		1-Month Libor less .69% to + 2.25%	3.68% - 5.49%	4.2 - 4.5	17,227	Other liabilities	—	(306)
Total					$664,454		$306	$(49,494)

	December 31, 2010
				Remaining
				Life in	Notional	Balance Sheet	Fair value
	Hedged Item	Pay Rate	Receive Rate	Years	Amount	Location	Asset	Liability

Derivatives designated as cash flow hedges
Pay-fixed interest rate swaps	Variability of interest cash flows on certificates of deposit	3.11%	12-Month Libor	4.9	$225,000	Other liabilities	$—	$(10,872)
Purchased interest rate forward-starting swaps	Variability of interest cash flows on FHLB advances	3.42% - 3.76%	3-Month Libor	4.4 - 6.3	405,000	Other liabilities	—	(31,625)
Derivatives not designated as hedges
Pay-fixed interest rate swaps		3.68% - 5.49%	1-Month Libor less .69% to + 2.25%	4.7 - 5.0	17,304	Other assets	132	—

Pay-variable interest rate swaps		1-Month Libor less .69% to + 2.25%	3.68% - 5.49%	4.7 - 5.0	17,304	Other liabilities	—	(132)
Total					$664,608		$132	$(42,629)

The following table provides information about gains and losses recognized, included in interest expense in the accompanying consolidated statements of operations, related to interest rate contract derivative instruments designated as cash flow hedges for the three and six months ended June 30, 2011 and 2010 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Amount of gain (loss) in AOCI, net of tax (effective portion)	$(26,692)	$(26,419)	$(26,692)	$(26,419)
Amount of gain (loss) reclassified from AOCI into income (effective portion)	$(4,767)	$(3,390)	$(9,469)	$(4,433)
Amount of gain (loss) recognized in income (ineffective portion)	$—	$—	$427	$(279)

Following is a summary of the changes in the component of accumulated other comprehensive income related to these derivatives (in thousands):

	Six Months Ended June 30,
	2011	2010
Balance, beginning of period	$(23,931)	$(1,292)
Unrealized (gain) loss on cash flow hedges	(4,496)	(40,909)
Tax effect	1,735	15,782
Net of tax	(2,761)	(25,127)
Balance, end of period	$(26,692)	$(26,419)

During the six months ended June 30, 2011 and 2010, no derivative positions designated as cash flow hedges were discontinued, and none of the gains and losses reported in AOCI were reclassified into earnings as a result of the discontinuance of cash flow hedges or because of the early extinguishment of debt.

The Company enters into commitments to fund residential mortgage loans with the intention that these loans will subsequently be sold into the secondary market. A mortgage loan commitment binds the Company to lend funds to a potential borrower at a specified interest rate within a specified period of time, generally 30 to 90 days. These commitments are considered derivative instruments. The notional amount of outstanding mortgage loan commitment derivatives was  $5.8 million and  $6.4 million at June 30, 2011 and December 31, 2010, respectively. Outstanding derivative loan commitments expose the Company to the risk that the price of the loans arising from exercise of the commitments might decline from inception of the commitment to funding of the loan. To protect against the price risk inherent in derivative loan commitments, the Company utilizes "best efforts" forward loan sale commitments. Under a "best efforts" contract, the Company commits to deliver an individual mortgage loan to an investor if the loan to the underlying borrower closes. Generally, the price the investor will pay the Company for a loan is specified prior to the loan being funded. These commitments are considered derivative instruments once the underlying loans are funded. All of the Company's loans held for sale at June 30, 2011 and December 31, 2010 were subject to forward sale commitments. The notional amount of forward loan sale commitment derivatives was  $1.2 million and  $2.7 million at June 30, 2011 and December 31, 2010, respectively.  The fair value of derivative loan commitments and forward sale commitments was insignificant at June 30, 2011 and December 31, 2010.

Note 13 Derivatives and Hedging Activities

        The Company uses interest rate swaps to manage interest rate risk related to certain instruments used to finance its operations, including FHLB advances and certificates of deposit with maturities of one year, which expose the Company to variability in cash flows due to changes in interest rates. The Company enters into LIBOR-based interest rate swaps that are designated as cash flow hedges with the objective of limiting the variability of interest payment cash flows resulting from changes in the benchmark interest rate LIBOR. The effective portion of changes in the fair value of interest rate swaps designated as cash flow hedging instruments are reported in accumulated other comprehensive income ("AOCI") and subsequently reclassified into interest expense in the same period in which the related interest on the floating-rate debt obligations affects earnings. The Company is exposed to credit risk in the event of nonperformance by the counterparties to its interest rate swap agreements. The Company manages this risk by entering into interest rate swaps only with primary dealers, the use of ISDA master agreements, credit approvals, counterparty limits and monitoring procedures and does not expect any counterparties to fail their obligations.

        The Company also enters into interest rate swaps with certain of its borrowers to enable those borrowers to manage their exposure to interest rate fluctuations. To mitigate interest rate risk associated with these derivative contracts, the Company enters into offsetting derivative contract positions with financial institution counterparties. The Company manages credit risk, or the risk of default by its borrowers, though its normal loan underwriting and credit monitoring policies and procedures. These interest rate swap contracts are not designated as hedging instruments; therefore, changes in the fair value of these derivatives are recognized immediately in earnings.

        The following tables set forth certain information concerning the Company's interest rate contract derivative financial instruments and related hedged items at December 31, 2010 and 2009 (dollars in thousands):

	December 31, 2010
							Fair value
	Hedged Item	Pay Rate	Receive Rate	Remaining Life in Years	Notional Amount	Balance Sheet Location	Asset	Liability
Derivatives designated as cash flow hedges
Pay-fixed interest rate swaps	Variability of interest cash flows on certificates of deposit	3.11%	12-Month Libor	4.9	$225,000	Other liabilities	$—	$(10,872)
Purchased interest rate forward-starting swaps	Variability of interest cash flows on FHLB advances	3.42%-3.76%	3-Month Libor	4.4 - 6.3	405,000	Other liabilities	—	(31,625)
Derivatives not designated as hedges
Pay-fixed interest rate swaps		3.68%-5.49%	1-Month Libor less 69% to + 2.25%	4.7 - 5.0	17,304	Other assets	132	—
Pay-variable interest rate swaps		1-Month Libor less 69% to + 2.25%	3.68%-5.49%	4.7 - 5.0	17,304	Other liabilities	—	(132)

Total					$664,608		$132	$(42,629)

	December 31, 2009
							Fair value
	Hedged Item	Pay Rate	Receive Rate	Remaining Life in Years	Notional Amount	Balance Sheet Location	Asset	Liability
Derivatives designated as cash flow hedges
Pay-fixed interest rate swaps	Variability of interest cash flows on certificates of deposit	3.11%	12-Month Libor	5.9	$225,000	Other assets	$1,517	$—
Purchased interest rate forward-starting swaps	Variability of interest cash flows on FHLB advances	3.42%-3.76%	3-Month Libor	5.0 - 7.0	405,000	Other liabilities	—	(4,016)

Total					$630,000		$1,517	$(4,016)

        The following table provides information about gains and losses, included in interest expense in the accompanying statements of income, related to interest rate contract derivative instruments designated as cash flow hedges for the year ended December 31, 2010 and the period ended December 31, 2009 (dollars in thousands):

	Amount of Gain (Loss) Recognized in OCI, Net of Tax (Effective Portion)	Amount of Gain (Loss) Reclassified From AOCI Into Income (Effective Portion)	Amount of Gain (Loss) Recognized in Income (Ineffective Portion)
2010	$(23,931)	$(13,519)	$(706)

2009	$(1,292)	$(678)	$280

        Following is a summary of the changes in the component of other comprehensive income related to these derivatives:

	December 31, 2010	December 31, 2009
Balance, beginning of period	$(1,292)	$—
Unrealized loss on cash flow hedges	(36,857)	(2,101)
Tax effect	14,218	809

Net of tax	(22,639)	(1,292)

Balance, end of period	$(23,931)	$(1,292)

        During the year ended December 31, 2010 and the period ended December 31, 2009, no derivative positions designated as cash flow hedges were discontinued, and none of the gains and losses reported in AOCI were reclassified into earnings as a result of the discontinuance of cash flow hedges or because of the early extinguishment of debt.

        The Company enters into commitments to fund residential mortgage loans with the intention that these loans will subsequently be sold into the secondary market. A mortgage loan commitment binds the Company to lend funds to a potential borrower at a specified interest rate within a specified period of time, generally 30 to 90 days. These commitments are considered derivative instruments. The notional amount of outstanding mortgage loan commitment derivatives was  $6.4 million at December 31, 2010 and the fair value of such commitments was  $55.0 thousand. Outstanding derivative loan commitments expose the Company to the risk that the price of the loans arising from exercise of the commitments might decline from inception of the commitment to funding of the loan. To protect against the price risk inherent in derivative loan commitments, the Company utilizes "best efforts" forward loan sale commitments. Under a "best efforts" contract, the Company commits to deliver an individual mortgage loan to an investor if the loan to the underlying borrower closes. Generally, the price the investor will pay the Company for a loan is specified prior to the loan being funded. These commitments are considered derivative instruments once the underlying loans are funded. The notional amount of forward loan sale commitment derivatives was  $2.7 million at December 31, 2010 and their fair value was  $23.1 thousand. All of the Company's loans held for sale at December 31, 2010 were subject to forward sale commitments. The Company did not have any mortgage loan commitment derivatives or forward loan sale commitments at December 31, 2009.

Note 11 Derivatives and Hedging Activities

        The Bank uses derivative instruments as part of its interest rate risk management activities to reduce risks associated with its loan origination and borrowing activities. Derivatives used for interest rate risk management include loan commitments and forward contracts that relate to the pricing of specific on-balance sheet instruments and forecasted transactions. The Bank recognizes all derivatives as either assets or liabilities on the consolidated balance sheets and reports them at fair value with realized and unrealized gains and losses included in either earnings or in other comprehensive income, depending on the purpose for which the derivative is held and whether the derivative qualifies for hedge accounting.

Loan Commitments

        The Bank commits to originate one-to-four family residential mortgage loans with potential borrowers at specified interest rates for short periods of time, usually thirty days. If potential borrowers meet underwriting standards, these loan commitments obligate the Bank to fund the loans, but do not obligate the potential borrowers to accept the loans. If the borrowers do not allow the commitments to expire, the loans are funded, and either placed into the Bank's loan portfolio or held for sale. Based on historical experience, the interest rate environment, and the underlying loan characteristics, the Bank estimates the amount of commitments that will ultimately become loans held for sale and accounts for those as derivatives during the commitment period. As derivatives, the changes in the fair value of the commitments are recorded in current earnings under other non-interest expense with an offset to the consolidated balance sheets in other liabilities. Fair values are based solely on the relationship of observable market interest rates and are calculated with the assistance of third parties.

Forward Sales Contracts

        The Bank enters into forward sales contracts in order to economically hedge fair value exposure of loan commitments and fair value exposure to a change in interest rates of loans held for sale. Fair value changes of forward sales contracts, not eligible for hedge accounting, are recorded in earnings under non-interest expense with an offset in other liabilities. Hedge accounting was not applied to these contracts in the period from October 1, 2007 through May 21, 2009. Loans held for sale do not include any payment option loans.

Interest Rate Swaps

        As of May 21, 2009 the Bank had no interest rate swap agreements outstanding.

        The following table summarizes certain information with respect to the use of derivatives and their impact on the Bank's consolidated statements of operations during the period ended May 21, 2009 and the year ended September 30, 2008:

	May 21, 2009	September 30, 2008
	(in thousands)
Interest Rate Swaps
Net gain (loss) recorded in non-interest income related to swaps	$—	$14
Other Derivatives(1)
Gain (loss) recorded in non-interest expense related to loan commitments	$183	$97
Loss recorded in non-interest expense related to forward sales contracts	$(435)	$(627)

Total net loss recorded in earnings due to derivatives	$(252)	$(516)

(1)
BankUnited uses other derivatives to economically hedge interest rate risk, but they do not qualify for hedge accounting treatment. As of September 30, 2008,  $16 thousand were reclassified out of other comprehensive income as a charge to expense from cash flow hedges. There were no such reclassifications for the period ended May 21, 2009.

Premises and Equipment and Lease Commitments	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Premises and Equipment and Lease Commitments

Note 7 Premises and Equipment and Lease Commitments

        Office properties and equipment are included in other assets in the accompanying consolidated balance sheets. At December 31, 2010 and 2009 office properties and equipment are summarized as follows (in thousands):

	December 31, 2010	December 31, 2009
Branch buildings and improvements	$3,540	$2,130
Leasehold improvements	10,762	7
Furniture, fixtures and equipment	6,607	6,034
Computer equipment	5,302	3,597
Software and software licensing rights	13,554	79

Total	39,765	11,847
Less: accumulated depreciation	(4,117)	(1,201)

Premises and equipment, net	$35,648	$10,646

        Depreciation and amortization expense related to office properties and equipment was  $3.1 million and  $1.2 million for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

        The Company leases branch and office facilities under operating leases, most of which contain renewal options under various terms. Total rent expense under operating leases for the year ended December 31, 2010 and the period ended December 31, 2009, was  $12.8 million and  $9.3 million, respectively.

        As of December 31, 2010, future minimum rentals under non-cancelable operating leases with initial or remaining terms in excess of one year were as follows (in thousands):

Years Ending December 31,
2011	$10,916
2012	10,640
2013	9,151
2014	7,166
2015	4,937
Thereafter through 2026	22,437

Total	$65,247

Note 6 Office Properties and Equipment, net

        Included in other assets are office properties and equipment, net. At May 21, 2009 office properties and equipment, net are summarized as follows (in thousands):

May 21, 2009
(Dollars in thousands)
Branch buildings	$3,738
Leasehold Improvements	47,481
Furniture, fixtures and equipment	31,679
Computer equipment and software	38,037

Total	120,935
Less: accumulated depreciation	(70,344)

Office properties and equipment, net	$50,591

        Depreciation expense was  $7.8 million and  $15.3 million, for the period from October 1, 2008 through May 21, 2009, and the fiscal year ended September 30, 2008, respectively.

        Total rental expense on operating leases for the period from October 1, 2008 through May 21, 2009, and for the fiscal year ended September 30, 2008, was  $10.9 million and  $16.2 million, respectively.

        The Bank and its subsidiaries lease premises and equipment under cancelable and non-cancelable leases, some of which contain renewal options under various terms. The leased properties are used primarily for banking purposes.

        As of May 21, 2009, the Bank had entered into non-cancelable operating leases with approximate minimum future rentals as follows (in thousands):

Periods Ending May 21,
2010	$12,442
2011	11,262
2012	10,039
2013	8,457
2014	6,159
Thereafter through 2026	9,052

Total	$57,411

Stockholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 9   Stockholders' Equity

On February 2, 2011, the Company closed an initial public offering ("IPO") of 33,350,000 shares of common stock at  $27.00 per share. In the offering, the Company sold 4,000,000 shares and selling stockholders sold 29,350,000 shares. Proceeds received by the Company on the sale of the 4,000,000 shares amounted to  $102.6 million, net of underwriting discounts.  The Company incurred direct costs of the stock issuance of  $4.0 million, which were charged to paid-in capital.  Prior to the IPO, BankUnited, Inc. was a wholly owned subsidiary of BU Financial Holdings LLC ("BUFH"), a Delaware limited liability company.  Immediately prior to the completion of the offering, a reorganization was effected in accordance with BUFH's LLC agreement, pursuant to which all equity interests in the Company were distributed to the members of BUFH and BUFH was liquidated.

Effective January 10, 2011, the Board of Directors authorized a 10-for-1 split of the Company's outstanding common shares. Stockholders' equity has been retroactively adjusted to give effect to this stock split for all periods presented by reclassifying from paid-in capital to common stock the par value of the additional shares issued. All share and per share data have been retroactively restated for all periods presented to reflect this stock split.

Note 16 Stockholder's Equity

        On November 5, 2009, the Board of Directors authorized a 10-for-1 stock split of the Company's outstanding common shares. Effective January 10, 2011, the Board of Directors authorized an additional 10-for-1 split of the Company's outstanding common shares. Stockholder's equity has been retroactively adjusted to give effect to these stock splits for all periods presented by reclassifying from paid-in capital to common stock the par value of the additional shares issued. All share and per share data have been retroactively restated for all periods presented to reflect these stock splits.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

Note 8 Goodwill and Other Intangible Assets

        Goodwill and other intangible assets consisted of the following at December 31, 2010 and 2009 (in thousands):

	December 31, 2010	December 31, 2009
Indefinite lived intangible assets:
Goodwill	$67,231	$59,351
Intangible assets with determinable useful lives:
Core deposit intangible	1,799	1,799
Customer relationship intangibles	442	—

	2,241	1,799
Accumulated amortization	(461)	(169)

	1,780	1,630

Goodwill and other intangible assets	$69,011	$60,981

        The core deposit intangible is being amortized over a period of approximately 6 years and the customer relationship intangible is being amortized over a period of approximately 10 years. Future expected amortization of intangible assets with determinable useful lives is approximately  $336.1 thousand for each of the years ending December 31, 2011 through December 31, 2014,  $214.5 thousand for the year ending December 31, 2015 and  $221.0 thousand for the years thereafter.

Equity Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Equity Based Compensation [Abstract]
Equity Based Compensation

Note 10   Equity Based Compensation

Profits Interest Units of BUFH

Prior to the consummation of the IPO, BUFH had a class of authorized membership interests identified as Profits Interest Units ("PIUs"). PIUs were awarded to management members of the Company who owned common units of BUFH and entitled the holders to share in distributions from BUFH after investors in BUFH received certain returns on their investment. The PIUs were divided equally into time-based and IRR-based PIUs. Time-based PIUs generally vested in equal annual installments over a period of three years from the grant date.  Based on their settlement provisions, the PIUs were classified as liabilities. Compensation expense related to the time-based PIUs was measured based on their estimated fair values and recognized in earnings over the vesting period.  The related liability was reflected in the consolidated balance sheet of the Company as a liability to BUFH.

In accordance with a resolution approved by the BUFH Board of Directors, immediately prior to consummation of the IPO of the Company's common stock, the IRR-based PIUs became fully vested.  In conjunction with the IPO, the time-based and IRR-based PIUs outstanding were exchanged for 1,931,745 unvested shares and 3,863,491 unvested shares of the Company's common stock, 3,023,314 vested stock options and 1,511,656 unvested stock options.  The vested and unvested shares and vested stock options participate in dividends declared on the Company's common stock on a one-for-one basis. The unvested stock options issued in exchange for PIUs participate on a one-for-one basis in dividends declared on common stock until they vest. In conjunction with the IPO, the Company recorded approximately  $110.4 million in compensation expense related to the exchange and the vesting of the IRR-based PIUs. This expense, which is not deductible for tax purposes, resulted in an offsetting increase in paid-in capital.  Compensation expense of  $7.0 million and  $10.6 million was recognized for the three and six months ended June 30, 2010, respectively, related to time-based PIUs.

Equity Based Compensation

On March 11, 2011 the Board of Directors granted 265,840 shares of unvested stock under the BankUnited 2010 Omnibus Equity Incentive Plan (the "2010 Plan"). The shares granted were valued at  $28.05 per share, representing the closing price of the Company's common stock on the date of grant, for a total of  $7.5 million.  On May 18, 2011, the Board of Directors granted an additional 17,250 shares of unvested stock under the 2010 Plan. These shares were valued at  $27.00 per share, representing the closing price of the Company's common stock on the date of grant, for a total of  $465.8 thousand. The shares vest in equal annual installments over a period of three years.  Unvested shares participate in dividends declared on the Company's common stock on a one-for-one basis.

In addition to compensation expense recorded in conjunction with the IPO and PIUs discussed above, the Company recorded a total of  $9.4 million and  $15.8 million of stock based compensation expense during the three and  six months ended June 30, 2011 and  $317.9 thousand and  $532.9 thousand during the three and  six months ended June 30, 2010,  respectively.

Note 14 Equity Based Compensation and Other Benefit Plans

Stock-Based Compensation

        On July 9, 2009, the Company adopted the BankUnited, Inc. 2009 Stock Option Plan (the "2009 Plan") pursuant to which the Company's Board of Directors may grant up to 2,312,500 non-qualified stock options to key employees of the Company and its affiliates. Stock options may be granted with an exercise price equal to or greater than the stock's fair value at the date of grant. The terms and conditions applicable to options granted under the 2009 Plan are determined by the Company's Board of Directors or a committee thereof, provided however, that each stock option shall expire on the tenth anniversary of the date of the grant, unless it is earlier exercised or forfeited. Options granted to date under the 2009 Plan vest over a period of three years. Shares of common stock delivered under the 2009 Plan may be authorized but unsold common stock, or previously issued common stock reacquired by the Company. Vesting of stock options may be accelerated in the event of a change in control, as defined.

        In connection with the IPO of the Company's stock in January, 2011, the Company adopted the BankUnited 2010 Omnibus Equity Incentive Plan (the "2010 Plan"). The 2010 Plan will be administered by the Board of Directors or a committee thereof and provides for the grant of non-qualified stock options, share appreciation rights ("SARs"), restricted shares, deferred shares, performance shares, unrestricted shares and other share-based awards to selected employees, directors or independent contractors of the Company and its affiliates. The number of shares of common stock available for issuance under the Plan is 7,500,000. Shares of common stock delivered under the plan may consist of authorized but unissued shares or previously issued shares reacquired by the Company. The term of a share option issued under the plan may not exceed ten years from the date of grant and the exercise price may not be less than the fair market value of the Company's common stock at the date of grant. The exercise price of a SAR granted under the 2010 Plan may not be less than the fair market value of a share of common stock on the date of grant and the exercise period of a SAR may not exceed ten years from the grant date. Unvested awards generally become fully vested in the event of a change in control, as defined.

        The Company will no longer issue new options under the 2009 Plan.

        The grant-date fair value of each option award is determined using a Black-Scholes option pricing model incorporating the following weighted average assumptions:

	December 31, 2010	December 31, 2009
Expected volatility	35.92%	27.30%
Expected dividend yield	3.06%	3.50%
Expected term (years)	8.39	10
Risk-free interest rate	2.78%	3.85%

        The Company's common stock has not historically been traded on any exchange; therefore the expected volatility is based on the volatility of comparable peer banks. The Company has no exercise history related to stock option awards. For options granted in February, March and August, 2010 and during the period ended December 31, 2009 the expected life was equal to the contractual term of the options. For options granted in November, 2010, the simplified method provided for in Staff Accounting Bulletin 14 was used to estimate the expected term. The change in the expected life assumption was based primarily on the increased probability of completion of an initial public offering of the Company's common stock.

        A summary of activity related to stock options for the year ended December 31, 2010 and the period ended December 31, 2009 follows:

	Number of Options	Weighted Average Exercise Price
Options outstanding, April 28, 2009	—	$—
Granted	384,680	11.32

Options outstanding, December 31, 2009	384,680	11.32
Granted	647,020	20.01
Exercised	—
Canceled or forfeited	(49,990)	11.58

Options outstanding, December 31, 2010	981,710	$17.04

Exercisable at December 31, 2010	113,451	$11.34

        No options were exercised, canceled or forfeited during the period ended December 31, 2009.

        Additional information about options outstanding and exercisable at December 31, 2010 is presented in the following table:

	Outstanding Options			Exercisable Options
Exercise Price	Number of Options	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (in thousands)	Number of Options	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (in thousands)
$10 - $15	302,270	8.72	$4,905	101,806	8.72	$1,652
$16 - $20	418,330	9.31	$3,634	11,645	8.92	$125
$21 - $25	261,110	9.88	$1,243	—	—	$—
Total	981,710	9.28	$9,782	113,451	8.74	$1,777

        The weighted average grant date fair value of options granted was  $6.49 and  $6.47 for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

        The Company recorded  $1.3 million and  $209.6 thousand of compensation expense related to stock options and corresponding income tax benefits of  $501.8 thousand and  $80.8 thousand during the year ended December 31, 2010 and the period ended December 31, 2009, respectively. At December 31, 2010, there was  $4.9 million of total unrecognized compensation cost related to unvested stock options granted under the Plan. That cost is expected to be recognized over a weighted average period of 2.3 years.

Profits Interest Units of BUFH

        During the year ended December 31, 2010 and the period ended December 31, 2009 and prior to the consummation of the IPO of the Company's common stock in January, 2011 as further discussed in Note 21, Subsequent Events, BUFH had a class of authorized membership interests identified as Profits Interest Units ("PIUs"). PIUs were awarded to management members of the Company who owned common units of BUFH and entitled the holders to share in distributions from BUFH after investors in BUFH received certain returns on their investment. Based on their settlement provisions, these awards were classified as liabilities. Compensation expense related to the PIUs is reflected in the consolidated statement of income of the Company and the related liability is reflected in the consolidated balance sheet of the Company as a liability to BUFH.

        The PIUs were divided equally into time-based and IRR-based PIUs. Time-based PIUs vest in equal annual installments over a period of three years from the grant date, with earlier vesting permitted under certain circumstances. Based on their original terms, IRR-based PIUs vest when the common unit holders of BUFH have received aggregate distributions equal to their original investment of  $925.0 million plus an aggregate internal rate of return equal to 15% per annum on their original investment in BUFH (the "IRR hurdle"); following an IPO, the IRR-based PIUs became eligible to vest commencing four months after the IPO, based on the trading price of the Company's common stock after the effective date of the IPO. In accordance with a resolution approved by the BUFH Board of Directors, immediately prior to consummation of the IPO of the Company's common stock in January, 2011, the IRR-based PIUs became fully vested. Additionally, in conjunction with the IPO, both the time-based and IRR-based PIUs were exchanged for a combination of vested and unvested stock options and restricted and unrestricted shares of common stock in the Company, as further described in Note 21.

        The holders of PIUs were not required to make any capital contribution to BUFH or the Company in exchange for their PIUs and were entitled to receive priority distribution catch-up payments in respect of time-based PIUs that vested but did not participate in earlier interim distributions of profits. Under certain circumstances, a holder of PIUs had the right to sell to BUFH and BUFH had the obligation to purchase from the holder of the PIUs, or BUFH had the right to purchase from the holder and the holder had the obligation to sell to BUFH, the PIUs awarded to the holder at fair value or, under certain circumstances, at the lesser of cost or fair value. In connection with anti-dilution provisions of BUFH, each time additional common units were issued in respect of additional capital contributions up to  $1.2 billion in aggregate capital contributions, BUFH was obligated to issue an additional number of IRR-based and time-based PIUs in respect of such capital contribution, such that the PIUs retained the same relative economic interest that existed prior to the additional contribution. Additional PIUs were not required to be issued for capital contributions in excess of  $1.2 billion.

        Compensation expense related to PIUs is recognized based on their estimated fair values. With respect to time-based PIUs, compensation expense is recognized over the vesting period, which represents the requisite service period. Under the original terms of the IRR-based PIUs, related compensation expense would have been recognized when it became probable that the IRR hurdle would be met or upon consummation of an IPO or change in control liquidity event as defined. The fair value of PIUs is estimated using a Black-Scholes option pricing model. Based on the terms of the PIUs, the value of an option on the Company's common stock with an exercise price of  $10 was determined to be a reasonable estimate of the value of a PIU. The Company uses the same assumptions to estimate the fair value of stock options, described above, and PIUs.

        At December 31, 2010, the pool of IRR-based PIUs and time-based PIUs each consisted of 51,651 PIUs, for a total of 103,302 PIUs, all of which had been allocated to management members. Included in employee compensation and benefits expense is approximately  $36.2 million and  $8.8 million associated with time-based PIUs for the year ended December 31, 2010 and the period ended December 31, 2009, respectively. No related income tax benefit was recognized. At December 31, 2010, there is  $123.1 million, including  $39.1 million related to time-based PIUs and  $84.0 million related to IRR-based PIUs, of total unrecognized compensation cost related to unvested PIUs. In January, 2011, upon consummation of the IPO, compensation expense in the amount of approximately  $110.4 million was recognized related to PIUs.

        The following table summarizes information about time-based and IRR-based PIUs at December 31, 2010 and 2009:

	December 31, 2010	December 31, 2009
Time-based PIUs outstanding	51,651	51,500
IRR-based PIUs outstanding	51,651	51,500

Total awards	103,302	103,000

Number of vested awards, end of period	17,217	—

Number of non-vested awards, end of period	86,085	103,000

Fair value per unit, end of period	$1,627.01	$850.30

Total fair value (in thousands)	$168,073	$87,581

Deferred Compensation Plan

        Effective October 1, 2009, the Company established a non-qualified deferred compensation plan (the "Deferred Compensation Plan") for a select group of highly compensated employees whereby a participant, upon election, may defer a portion of eligible compensation. The Deferred Compensation Plan provided for Company contributions equal to 4.5% of eligible compensation for the period ended December 31, 2009. For subsequent years, Company contributions are equal to 100% of the first 1%, plus 70% of the next 5% of eligible compensation deferred. The Company accrued interest on the deferred obligation at an annual rate of 6% for the year ended December 31, 2010 and the period ended December 31, 2009. Thereafter, the Company will credit each participant's account at an annual interest rate determined by the Company's Compensation Committee. A participant's elective deferrals and interest thereon are at all times 100% vested. Company contributions and interest thereon will become 100% vested upon the earlier of a change in control, as defined, or the participant's death, disability, attainment of normal retirement age or the completion of two years of service. Participant deferrals and any associated earnings shall be paid upon separation from service or the specified distribution year elected. The specified distribution year can be no earlier than the third calendar year after the calendar year in which the participant deferrals and or Company contributions are made. A participant may elect to be paid in a lump sum or in five, ten or fifteen annual installments. Deferred compensation expense for this plan was  $191.6 thousand and  $102.9 thousand for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

BankUnited 401(k) Plan

        The Company sponsors the BankUnited 401(k) Plan, a tax-qualified, deferred compensation plan, (the "401(k) Plan"). Under the terms of the 401(k) Plan, eligible employees may contribute a portion of compensation not exceeding the limits set by law. Employees are eligible to participate in the plan after one month of service. The 401(k) Plan allows a matching employer contribution equal to 100% of elective deferrals that do not exceed 1% of compensation, plus 70% of elective deferrals that exceed 1% but are less that 6% of compensation. Matching contributions are fully vested after two years of service. For the year ended December 31, 2010 and the period ended December 31, 2009, BankUnited made matching contributions to the 401(k) Plan of approximately  $2.1 million and  $788 thousand, respectively.

Deposits	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Deposits

Note 9 Deposits

        The following table sets forth the average balances and weighted average rates paid on each of BankUnited's deposit categories for the year ended December 31, 2010 and the period ended December 31, 2009 (dollars in thousands):

	December 31, 2010		December 31, 2009
	Average balance	Rate	Average balance	Rate
Demand deposits:
Non-interest bearing	$440,673	0.00%	$303,810	0.00%
Interest bearing	273,897	0.72%	183,416	0.79%
Money market	1,667,277	1.20%	1,205,446	1.93%
Savings	1,203,491	1.18%	948,000	1.94%
Time	3,889,961	1.85%	5,506,320	0.93%

Total	$7,475,299	1.45%	$8,146,992	1.16%

        Time deposits accounts with balances of  $100,000 or more totaled approximately  $1.3 billion and  $1.9 billion at December 31, 2010 and December 31, 2009, respectively. Time deposits accounts with balances of  $250,000 or more totaled  $297.3 million and  $463.1 million at December 31, 2010 and December 31, 2009, respectively. The following table sets forth maturities of time deposits equal to or greater than  $100,000 as of December 31, 2010 (in thousands):

Three months or less	$331,660
Over 3 months through 6 months	163,520
Over 6 months through 12 months	472,199
Over 12 months through 24 months	109,632
Over 24 months through 36 months	81,429
Over 36 months through 48 months	35,709
Over 48 months through 60 months	112,274

Total	$1,306,423

        Included in deposits at December 31, 2010 are  $54.0 million of time deposits issued to the State of Florida and other public funds deposits totaling  $27.1 million. Investment securities available for sale with a carrying value of  $124.3 million were pledged as security for these deposits at December 31, 2010.

        Interest expense on deposits for the year ended December 31, 2010 and the period ended December 31, 2009, is as follows (in thousands):

	December 31, 2010	December 31, 2009
Interest bearing demand	$1,981	$890
Money market	19,999	14,283
Savings	14,243	11,295
Time	72,121	31,361

Total	$108,344	$57,829

        Interest expense on time deposits has been reduced by amortization of fair value adjustments recorded in connection with the Acquisition of  $21.4 million and  $79.9 million for the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

Note 8 Deposits

        At May 21, 2009, the Bank had outstanding non-interest bearing deposits of  $247.6 million and interest bearing deposits of  $8.3 billion. Deposits as of May 21, 2009 include brokered time deposits amounting to  $348.4 million.

        The following table sets forth average amounts and weighted average rates paid on each of the Bank's deposit categories for the period ended May 21, 2009 (amounts in thousands):

	May 21, 2009
	Amount	Rate
Transaction accounts, demand:
Non-interest bearing	$282,215	0.00%
Interest bearing	164,669	0.85%
Money market accounts	784,043	3.11%
Savings accounts	701,412	2.78%
Certificates of deposit	6,611,919	4.04%

Total average deposits	$8,544,258	3.66%

        Time deposit accounts with balances of  $100,000 or more totaled approximately  $2.8 billion at May 21, 2009, including  $865.1 million with balances of  $250,000 or more.

        The following table sets forth maturities of time deposits equal to or greater than  $100,000 as of May 21, 2009 (in thousands):

May 21, 2009
Three months or less	$826,504
Over 3 through 6 months	593,413
Over 6 through 12 months	1,070,345
Over 12 through 24 months	195,730
Over 24 through 36 months	109,398
Over 36 through 48 months	3,427
Over 48 through 60 months	526
Over 60 months	—

Total	$2,799,343

        Included in the table above are  $211.9 million of time deposits issued to the State of Florida which are collateralized by a letter of credit of  $325 million at May 21, 2009.

        Interest expense on deposits for the period from October 1, 2008 through May 21, 2009, and the fiscal year ended September 30, 2008, is as follows (in thousands):

	May 21, 2009	September 30, 2008
Transaction accounts	$895	$2,146
Money market	15,576	20,017
Savings accounts	12,433	47,583
Certificates of deposit	170,666	223,109

Total	$199,570	$292,855

        On October 3, 2008, the Emergency Economic Stabilization Act ("EESA") of 2008 became effective. This legislation was passed in response to the financial crisis affecting the banking system and financial markets and threats to investment banks and other financial institutions. The EESA temporarily raises the basic limit on federal deposit insurance coverage from  $100,000 to  $250,000 per depositor until December 31, 2009. The legislation did not increase coverage for retirement accounts and it continues to be  $250,000.

        On October 14, 2008, the FDIC announced the Temporary Liquidity Guarantee Program ("TLGP") to strengthen confidence and encourage liquidity in the banking system. The new program provides full deposit insurance coverage for non-interest bearing deposit transaction accounts in FDIC-insured institutions, regardless of the dollar amount. These are mainly payment-processing accounts, such as payroll accounts used by businesses, which frequently exceed the maximum limit of  $250,000.

Securities Sold under Agreements to Repurchase (BankUnited, FSB and Subsidiaries)	7 Months Ended
May 21, 2009
BankUnited, FSB and Subsidiaries
Securities Sold under Agreements to Repurchase

Note 9 Securities Sold under Agreements to Repurchase

        The following sets forth information concerning repurchase agreements for the period from October 1, 2008 through May 21, 2009, and the fiscal year ended September 30, 2008 (amounts in thousands):

	May 21, 2009	September 30, 2008
Maximum amount outstanding at any month end during the period	$48,114	$177,218
Average amount outstanding during the period	$22,732	$114,368
Weighted average interest rate for the period	0.40%	3.00%

        Interest expense on securities sold under agreements to repurchase aggregated  $58 thousand,  $3.4 million for the period from October 1, 2008 through May 21, 2009, and the fiscal year ended September 30, 2008, respectively.

        As of May 21, 2009, the Bank had pledged mortgage-backed securities with a fair value of approximately  $30.4 million for securities sold under agreements to repurchase. The agreements are overnight agreements with an average interest rate of 0.00% at May 21, 2009.

Fair Value Measurements	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Fair Value Measurements

Note 11  Fair Value Measurements

Assets and liabilities measured at fair value on a recurring basis

Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a recurring basis, and the level within the fair value hierarchy in which those measurements are typically classified.

Investment securities available for sale—Fair value measurements are based on quoted prices in active markets when available; these measurements are classified within Level 1 of the fair value hierarchy. These securities typically include U.S. treasury securities, preferred stock of U.S. government agencies and certain mutual funds. If quoted market prices in active markets are not available, fair values are estimated using quoted prices of securities with similar characteristics, quoted prices of identical securities in inactive markets, discounted cash flow techniques, or matrix pricing models. Investment securities available for sale that are generally classified within Level 2 of the fair value hierarchy include U.S. government agency mortgage-backed securities, preferred stock of issuers other than U.S. government agencies, certain nonmortgage asset backed securities, state and municipal obligations and U.S. Small Business Administration securities. Observable inputs that may impact the valuation of these securities include benchmark yield curves, reported trades, dealer quotes, issuer spreads, current rating, constant default rates and constant prepayment rates. Investment securities available for sale generally classified within Level 3 of the fair value hierarchy include private label mortgage backed securities, Re-Remics, certain nonmortgage asset backed securities and other debt securities. The Company typically values these securities using internally developed or third party proprietary pricing models, primarily discounted cash flow valuation techniques, which incorporate both observable and unobservable inputs. Unobservable inputs that may impact the valuation of these securities include risk adjusted discount rates, projected prepayment rates, projected default rates and projected loss severity.

Derivative financial instruments—Interest rate swaps are predominantly traded in over-the-counter markets and, as such, values are determined using widely accepted discounted cash flow modeling techniques. These discounted cash flow models use projections of future cash payments and receipts that are discounted at mid-market rates. Observable inputs that may impact the valuation of these instruments include LIBOR swap rates, LIBOR forward yield curves and counterparty credit risk spreads. These fair value measurements are generally classified within level 2 in the fair value hierarchy. Loan commitment derivatives are priced based on a bid pricing convention adjusted based on the Company's historical fallout rates. Fallout rates are a significant unobservable input; therefore, these fair value measurements are classified within level 3 of the fair value hierarchy. The value of these derivatives is generally not significant.

Profits interest units—The fair value of profits interest units outstanding prior to the IPO was historically estimated using the Black-Scholes option pricing model. Since the Company's common stock historically was not traded on an exchange, significant inputs to the model including estimated volatility, equity value per share, estimated dividend yield and expected life were unobservable; therefore this fair value measurement was classified within level 3 of the fair value hierarchy.  None of these instruments remain outstanding at June 30, 2011.

FDIC warrant—The fair value of the FDIC warrant was historically estimated using binomial and Monte Carlo simulation models that incorporated significant unobservable inputs as to equity value per share, estimated volatility, expected life, and dividend yield. This fair value estimate was classified within level 3 of the fair value hierarchy. The warrant was redeemed in February, 2011.

The following table presents assets and liabilities measured at fair value on a recurring basis as of June 30, 2011 and December 31, 2010 (in thousands):

	June 30, 2011
	Level 1	Level 2	Level 3	Total
Investment Securities Available for Sale:
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$1,730,349	$—	$1,730,349
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	527,594	527,594
Private label residential mortgage backed securities and CMO's	—	—	353,235	353,235
Private label commercial mortgage backed securities			64,778	64,778
Non mortgage asset-backed securities	—	307,146	221,352	528,498
Mutual funds and preferred stocks	43,230	207,338	—	250,568
State and municipal obligations	—	24,227	—	24,227
Small business administration securities	—	282,349	—	282,349
Other debt securities	—	3,259	4,511	7,770
Derivative assets	—	306	—	306
Total assets at fair value	$43,230	$2,554,974	$1,171,470	$3,769,674
Derivative liabilities	—	49,494	29	49,523
Total liabilities at fair value	$—	$49,494	$29	$49,523

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Investment Securities Available for Sale:
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$1,290,910	$—	$1,290,910
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	612,631	612,631
Private label residential mortgage backed securities and CMO's	—	—	382,920	382,920
Non mortgage asset-backed securities	—	278,384	130,610	408,994
Mutual funds and preferred stocks	40,269	98,266	—	138,535
State and municipal obligations	—	22,960	—	22,960
Small business administration securities	—	62,891	—	62,891
Other debt securities	—	2,818	3,943	6,761
Derivative assets	—	132	—	132
Total assets at fair value	$40,269	$1,756,361	$1,130,104	$2,926,734
FDIC warrant	$—	$—	$25,000	$25,000
Liability for PIUs	—	—	44,964	44,964
Derivative liabilities	—	42,629	78	42,707
Total liabilities at fair value	$—	$42,629	$70,042	$112,671

The following tables reconciles changes in the fair value of assets and liabilities measured at fair value on a recurring basis and classified in Level 3 of the fair value hierarchy for the three months and six months ended June 30, 2011 and 2010 (in thousands):

	Three Months Ended June 30, 2011
	Re-Remics	Private Label Mortgage Backed Securities	Private Label Commercial Nonmortgage- Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	Derivative Liabilities

Balance, beginning of period	$565,641	$361,848	$—	$175,232	$4,528	$(34)
Gains (losses) for the period included in:
Net income	—	—	—	—	—	5
Other comprehensive income	(2,900)	(1,305)	—	2,584	(8)	—
Purchases or issuances	—	9,390	64,778	48,450	—	—
Sales	—	—	—	—	—	—
Settlements	(35,147)	(16,698)	—	(4,914)	(9)	—
Transfers into (out of) Level 3	—	—	—	—	—	—
Balance, end of period	$527,594	$353,235	$64,778	$221,352	$4,511	$(29)

	Three Months Ended June 30, 2010
	Re-Remics	Private Label Mortgage Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	Liability for PIUs

Balance, beginning of period	$593,156	$406,194	$50,000	$4,338	$(12,392)
Gains (losses) for the period included in:
Net income	—	—	—	—	(7,039)
Other comprehensive income	3,987	6,074	(294)	(7)	—
Purchases or issuances	176,416	30,566	86,946	—	—
Sales	—	—	—	—	—
Settlements	(29,448)	(13,801)	(4,315)	7	—
Transfers into (out of) Level 3	—	—	—	—	—
Balance, end of period	$744,111	$429,033	$132,337	$4,338	$(19,431)

	Six Months Ended June 30, 2011
	Re-Remics	Private Label Mortgage Backed Securities	Private Label Commercial Nonmortgage- Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	FDIC Warrant	Liability for PIUs	Derivative Liabilities

Balance, beginning of period	$612,631	$382,920	$—	$130,610	$3,943	$(25,000)	$(44,964)	$(78)
Gains (losses) for the period included in:
Net income	—	—	—	—	—	—	—	49
Other comprehensive income	(4,761)	(7,772)	—	3,678	568	—	—	—
Purchases or issuances	—	9,390	64,778	95,108	—	—	—	—
Sales	—	—	—	—	—	—	—	—
Settlements	(80,276)	(31,303)	—	(8,044)	—	25,000	44,964	—
Transfers into (out of) Level 3	—	—	—	—	—	—	—	—
Balance, end of period	$527,594	$353,235	$64,778	$221,352	$4,511	$—	$—	$(29)

	Six Months Ended June 30, 2010
	Re-Remics	Private Label Mortgage Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	FDIC Warrant	Liability for PIUs

Balance, beginning of period	$475,003	$366,508	$30,000	$3,528	$(3,168)	$(8,793)
Gains (losses) for the period included in:
Net income	—	—	—	—	(3,205)	(10,638)
Other comprehensive income	7,575	13,439	(294)	793	—	—
Purchases or issuances	325,543	80,566	106,946	—	—	—
Sales	—	—	—	—	—	—
Settlements	(64,010)	(31,480)	(4,315)	17	—	—
Transfers into (out of) Level 3	—	—	—	—	—	—
Balance, end of period	$744,111	$429,033	$132,337	$4,338	$(6,373)	$(19,431)

Changes in the fair value of the FDIC warrant and derivative liabilities are included in the statement of operations line item "Other non-interest expense".  Changes in the fair value of the liability for PIUs are included in the consolidated statement of operations line item "Employee compensation and benefits".

Assets and liabilities measured at fair value on a non-recurring basis

Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a non-recurring basis, and the level within the fair value hierarchy in which those measurements are typically classified.

Collateral dependent impaired loans and OREO—The carrying amount of real estate collateral dependent impaired loans is based on the fair value of the underlying real estate less estimated costs to sell. The carrying value of OREO is initially measured based on the fair value of the real estate acquired in foreclosure and subsequently adjusted to the lower of cost or estimated fair value, less estimated cost to sell. Fair values are typically based on real estate appraisals which utilize market and income approaches to valuation incorporating both observable and unobservable inputs. When current appraisals are not available, the Company may use brokers' price opinions, home price indices, or other available information about changes in real estate market conditions to adjust the latest appraised value available. These adjustments to appraised values may be subjective and involve significant management judgment. Fair value measurements related to collateral dependent impaired loans and OREO are classified within level 3 of the fair value hierarchy.

The following table presents assets for which nonrecurring changes in fair value have been recorded for the six months ended June 30, 2011 and 2010 (in thousands):

					Gains (Losses) from Fair Value Changes
	June 30, 2011				Three Months Ended	Six Months Ended
	Level 1	Level 2	Level 3	Total	June 30, 2011
Other real estate owned	$—	$—	$141,723	$141,723	$(8,187)	$(17,786)

					Gains (Losses) from Fair Value Changes
	June 30, 2010				Three Months Ended	Six Months Ended
	Level 1	Level 2	Level 3	Total	June 30, 2010
Other real estate owned	$—	$—	$163,222	$163,222	$(5,063)	$(5,901)

The Company did not have any impaired loans whose carrying amounts were measured based on the fair value of underlying collateral at June 30, 2011 or 2010.

The following table presents the carrying value and fair value of financial instruments as of June 30, 2011 and December 31, 2010 (in thousands):

	June 30, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value

Assets:
Cash and cash equivalents	$343,759	$343,759	$564,774	$564,774
Investment securities available for sale	3,769,368	3,769,368	2,926,602	2,926,602
Federal Home Loan Bank stock	182,639	182,639	217,408	217,408
Loans held for sale	1,152	1,142	2,659	2,674
Loans, net:
Covered	2,877,538	3,201,941	3,343,838	3,521,204
Non-covered	884,088	898,804	532,019	537,840
FDIC Indemnification asset	2,252,920	2,155,334	2,667,401	2,632,992
Income tax receivable	12,584	12,584	10,862	10,862
Accrued interest receivable	15,681	15,681	12,013	12,013
Derivative assets	306	306	132	132
Liabilities:
Deposits	$6,824,649	$6,853,343	$7,163,728	$7,202,975
Securities sold under agreements to repurchase	2,165	2,165	492	492
Federal Home Loan Bank advances	2,245,744	2,343,832	2,255,200	2,344,263
Accrued interest payable	8,516	8,516	8,425	8,425
Advance payments by borrowers for taxes and insurance	38,636	38,636	22,563	22,563
FDIC warrant	—	—	25,000	25,000
Liability for PIUs	—	—	44,964	44,964
Derivative liabilities	49,523	49,523	42,707	42,707

The following methods and assumptions were used to estimate the fair value of each class of financial instruments, other than those described above:

The carrying amounts of certain financial instruments approximate fair value due to their short-term nature and generally negligible credit risk. These financial instruments include cash and cash equivalents, income tax receivable, accrued interest receivable, securities sold under agreements to repurchase, accrued interest payable, income taxes payable and advance payments by borrowers for taxes and insurance.

Federal Home Loan Bank stock:

There is no market for this stock, which can be liquidated only by redemption by the FHLB. The stock is carried at par, which has historically represented the redemption price and is therefore considered to approximate fair value.  FHLB stock is evaluated quarterly for potential impairment.

Loans held for sale:

The fair value of loans held for sale is based on pricing available in the secondary market.

Covered loans:

Fair values are estimated based on a discounted cash flow analysis. Estimates of future cash flows incorporate various factors that may include the type of loan and related collateral, collateral values, estimated default probability and loss severity given default, internal risk rating, whether the interest rate is fixed or variable, term of loan, whether or not the loan is amortizing and loan specific net realizable value analyses for certain commercial and commercial real estate loans. The fair values of loans accounted for in pools are estimated on a pool basis. Other loans may be grouped based on risk characteristics and fair value estimated in the aggregate when applying discounted cash flow valuation techniques. Discount rates are based on current market rates for new originations of comparable loans adjusted for liquidity and credit risk premiums that the Company believes would be required by market participants.

Non-covered loans:

Fair values are estimated using a discounted cash flow analysis with a discount rate based on interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. The allowance for loan losses is considered a reasonable estimate of the required adjustment to fair value to reflect the impact of credit risk. This estimate may not represent an exit value as defined in ASC 820.

FDIC indemnification asset:

The fair value of the FDIC indemnification asset has been estimated using a discounted cash flow technique incorporating assumptions about the timing and amount of future projected cash payments from the FDIC related to the resolution of covered assets. The factors that impact estimates of future cash flows are similar to those impacting estimated cash flows from covered loans described above. The discount rate is determined by adjusting the risk free rate to incorporate credit risk, uncertainty in the estimate of the timing and amount of future cash flows and illiquidity.

Deposits:

The fair value of demand deposits, savings accounts and money market deposits is the amount payable on demand at the reporting date. The fair value of time deposits is estimated using a discounted cash flow analysis based on rates currently offered for deposits of similar remaining maturities.

FHLB advances:

Fair value is estimated by discounting contractual future cash flows using the current rate at which borrowings with similar terms and remaining maturities could be obtained by the Company.

Note 18 Fair Value Measurements

Assets and liabilities measured at fair value on a recurring basis

        Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a recurring basis, and the level within the fair value hierarchy in which those measurements are typically classified.

        Investment securities available for sale—Fair value measurements are based on quoted prices in active markets when available and as such, are classified within Level 1 of the fair value hierarchy. These securities typically include U.S. treasury or certain U.S. government agency securities, preferred stock of U.S. government agencies and certain mutual funds. If quoted market prices in active markets are not available, fair values are estimated using quoted prices of securities with similar characteristics, quoted prices of identical securities in inactive markets, discounted cash flow techniques or matrix pricing models. Investment securities available for sale that are generally classified within Level 2 of the fair value hierarchy include U.S. government agency mortgage-backed securities, preferred stock of issuers other than U.S. government agencies, certain nonmortgage asset backed securities, state and municipal obligations and small business administration securities. Observable inputs that may impact the valuation of these securities include benchmark yield curves, reported trades, dealer quotes, issuer spreads, current rating, constant default rates and constant prepayment rates. Investment securities available for sale generally classified within Level 3 of the fair value hierarchy include private label mortgage backed securities, Re-Remics, certain nonmortgage asset backed securities and other debt securities. The Company typically values these securities using third party proprietary pricing models, primarily discounted cash flow valuation techniques, which incorporate both observable and unobservable inputs. Unobservable inputs that may impact the valuation of these securities include risk adjusted discount rates, projected prepayment rates, projected default rates and projected loss severity.

        Derivative financial instruments—Interest rate swaps are predominantly traded in over-the-counter markets and, as such, values are determined using widely accepted discounted cash flow modeling techniques. These discounted cash flow models use projections of future cash payments and receipts that are discounted at mid-market rates. Observable inputs that may impact the valuation of these instruments include LIBOR swap rates, LIBOR forward yield curves and counterparty credit risk spreads. These fair value measurements are generally classified within level 2 in the fair value hierarchy. Loan commitment derivatives are priced based on a bid pricing convention adjusted based on the Company's historical fallout rates. Fallout rates are a significant unobservable input; therefore, these fair value measurements are classified within level 3 of the fair value hierarchy. The value of these derivatives is generally not significant.

        Profits interest units—The fair value of profits interest units is estimated using the Black-Scholes option pricing model. Since the Company's common stock has not historically been traded on an exchange, significant inputs to the model including estimated volatility, equity value per share, estimated dividend yield and expected life are unobservable; therefore this fair value measurement is classified within level 3 of the fair value hierarchy.

        FDIC warrant—The fair value of the FDIC warrant has historically been estimated using binomial and Monte Carlo simulation models that incorporated significant unobservable inputs as to equity value per share, estimated volatility, expected life, and dividend yield. This fair value estimate is classified within level 3 of the fair value hierarchy. At December 31, 2010, the value assigned to the FDIC warrant is the value negotiated by the Company and the FDIC at which the instrument was settled in February, 2011.

        The following table presents assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009, (in thousands):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Investment Securities Available for Sale:
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	$—	$1,290,910	$—	$1,290,910
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	612,631	612,631
Private label residential mortgage backed securities and CMO's	—	—	382,920	382,920
Non mortgage asset-backed securities	—	278,384	130,610	408,994
Mutual funds and preferred stocks	40,269	98,266	—	138,535
State and municipal obligations	—	22,960	—	22,960
Small business administration securities	—	62,891	—	62,891
Other debt securities	—	2,818	3,943	6,761
Derivative assets	—	132	—	132

Total assets at fair value	$40,269	$1,756,361	$1,130,104	$2,926,734

FDIC warrant	$—	$—	$25,000	$25,000
Liability for PIUs	—	—	44,964	44,964
Derivative liabilities	—	42,629	78	42,707

Total liabilities at fair value	$—	$42,629	$70,042	$112,671

	December 31, 2009
	Level 1	Level 2	Level 3	Total
Investment Securities Available for Sale:
U.S. Treasury securities	$10,072	$—	$—	$10,072
U.S. Government agency and sponsored enterprise residential mortgage-backed securities	—	1,288,643	—	1,288,643
Resecuritized real estate mortgage investment conduits ("Re-Remics")	—	—	475,003	475,003
Private label residential mortgage backed securities and CMO's	—	—	366,508	366,508
Non mortgage asset-backed securities	—	—	30,000	30,000
Mutual funds and preferred stocks	17,646	25,877	—	43,523
State and municipal obligations	—	23,106	—	23,106
Other debt securities	—	2,760	3,528	6,288
Derivative assets	—	1,517	—	1,517

Total assets at fair value	$27,718	$1,341,903	$875,039	$2,244,660

FDIC warrant	$—	$—	$3,168	$3,168
Liability for PIUs	—	—	8,793	8,793
Derivative liabilities	—	4,016	—	4,016

Total liabilities at fair value	$—	$4,016	$11,961	$15,977

        The following table reconciles changes in the fair value of assets and liabilities measured at fair value on a recurring basis and classified in level 3 of the fair value hierarchy for the year ended December 31, 2010 and the period ended December 31, 2009 (in thousands):

	December 31, 2010
	Re-Remics	Private Label Mortgage Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	FDIC Warrant	Liability for PIUs	Derivative Liabilities
Balance at December 31, 2009	$475,003	$366,508	$30,000	$3,528	$(3,168)	$(8,793)	$—
Gains (losses) for the period included in:
Net income	—	—	—	—	(21,832)	(36,171)	(78)
Other comprehensive income	16,677	16,081	375	634	—	—	—
Purchases	266,512	61,480	101,812	—	—	—	—
Sales	(29,969)	—	—	—	—	—	—
Settlements	(115,592)	(61,149)	(1,577)	(219)	—	—	—
Transfers into (out of) Level 3	—	—	—	—	—	—	—

Balance at December 31, 2010	$612,631	$382,920	$130,610	$3,943	$(25,000)	$(44,964)	$(78)

	December 31, 2009
	Re-Remics	Private Label Mortgage Backed Securities	Non Mortgage Asset-Backed Securities	Other Debt Securities	FDIC Warrant	Liability for PIUs
Balance at May 22, 2009	$—	$231,877	$—	$1,926	$(1,464)	$—
Gains (losses) for the period included in:
Net income	—	—	—	—	(1,704)	(8,793)
Other comprehensive income	(3,728)	46,743	—	1,400	—	—
Purchases	503,112	126,767	30,000	275	—	—
Sales	—	—	—	—	—	—
Settlements	(24,381)	(38,879)	—	(73)	—	—
Transfers into (out of) Level 3	—	—	—	—	—	—

Balance at December 31, 2009	$475,003	$366,508	$30,000	$3,528	$(3,168)	$(8,793)

        Changes in the fair value of the FDIC warrant are included in the income statement line item "Change in value of FDIC warrant", changes in the fair value of the liability for PIUs are included in the income statement line item "Employee compensation and benefits" and changes in the fair value of derivative liabilities are included in "Other non-interest expense".

Assets and liabilities measured at fair value on a non-recurring basis

        Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a non-recurring basis, and the level within the fair value hierarchy in which those measurements are typically classified.

        Collateral dependent impaired loans and OREO—The carrying amount of collateral dependent impaired loans is based on the fair value of the underlying collateral less estimated costs to sell. The carrying value of OREO is initially measured based on the fair value of the real estate acquired in foreclosure and subsequently adjusted to the lower of cost or estimated fair value, less estimated cost to sell. Fair values are typically based on real estate appraisals which utilize market and income approaches to valuation incorporating both observable and unobservable inputs. When current appraisals are not available, the Company may use brokers' price opinions, home price indices, or other available information about changes in real estate market conditions to adjust the latest appraised value available. These adjustments to appraised values may be subjective and involve significant management judgment. Fair value measurements related to collateral dependent impaired loans and OREO are classified within level 3 of the fair value hierarchy. The following table presents assets for which nonrecurring changes in fair value have been recorded for the year ended December 31, 2010 and the period ended December 31, 2009 (in thousands):

	December 31, 2010
	Level 1	Level 2	Level 3	Total	Gain (loss)
Other real estate owned	$—	$—	$206,680	$206,680	$16,131

	December 31, 2009
	Level 1	Level 2	Level 3	Total	Gain (loss)
Other real estate owned	$—	$—	$120,110	$120,110	$21,055

        The Company did not have any impaired loans whose carrying amounts were measured based on the fair value of underlying collateral during the year ended December 31, 2010 or the period ended December 31, 2009..

        The following table presents the carrying value and fair value of financial instruments as of December 31, 2010 and 2009 (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Cash and cash equivalents	$564,774	$564,774	$356,215	$356,215
Investment securities available for sale	2,926,602	2,926,602	2,243,143	2,243,143
Federal Home Loan Bank stock	217,408	217,408	243,334	243,334
Loans held for sale	2,659	2,674	—	—
Loans, net:
Covered	3,343,838	3,521,204	4,465,591	5,138,549
Non-covered	532,019	537,840	123,307	128,778
FDIC Indemnification asset	2,667,401	2,632,992	3,279,165	3,279,165
Income tax receivable	10,862	10,862	—	—
Accrued interest receivable	12,013	12,013	9,591	9,591
Derivative assets	132	132	1,517	1,517
Liabilities:
Deposits	$7,163,728	$7,202,975	$7,666,775	$7,690,422
Securities sold under agreements to repurchase	492	492	2,972	2,972
Federal Home Loan Bank advances	2,255,200	2,344,263	2,079,051	2,114,431
Due to FDIC	—	—	114,006	114,006
Accrued interest payable	8,425	8,425	12,561	12,561
Income taxes payable	—	—	82,701	82,701
Advance payments by borrowers for taxes and insurance	22,563	22,563	31,237	31,237
FDIC warrant	25,000	25,000	3,168	3,168
Liability for PIUs	44,964	44,964	8,793	8,793
Derivative liabilities	42,707	42,707	4,016	4,016

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments, other than those described above:

        The carrying amounts of certain financial instruments approximate fair value due to their short-term nature and generally negligible credit risk. These financial instruments include cash and cash equivalents, income tax receivable, accrued interest receivable, securities sold under agreements to repurchase, due to FDIC, accrued interest payable and income taxes payable.

Federal Home Loan Bank stock:

        There is no market for this stock, which can be liquidated only by redemption by the FHLB. The stock is carried at par, which has historically represented the redemption price and is therefore considered to approximate fair value. FHLB stock is evaluated quarterly for potential impairment.

Loans held for sale:

        The fair value of loans held for sale is based on pricing available in the secondary market for similar loans.

Covered loans:

        Fair values are estimated based on a discounted cash flow analysis. Estimates of future cash flows incorporate various factors that may include the type of loan and related collateral, collateral values, estimated default probability and loss severity given default, internal risk rating, whether the interest rate is fixed or variable, term of loan, whether or not the loan is amortizing and loan specific net realizable value analyses for certain commercial and commercial real estate loans. The fair values of loans accounted for in pools are estimated on a pool basis. Other loans may be grouped based on risk characteristics and fair value estimated in the aggregate when applying discounted cash flow valuation techniques. Discount rates are based on current market rates for new originations of comparable loans and include adjustments for liquidity and credit risk premiums that the Company believes would be required by market participants.

Non-covered loans:

        Fair values are estimated using a discounted cash flow analysis with a discount rate based on interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. The allowance for loan losses is considered a reasonable estimate of the required adjustment to fair value to reflect the impact of credit risk. This estimate may not represent an exit value as defined in ASC 820.

FDIC indemnification asset:

        The fair value of the FDIC indemnification asset has been estimated using a discounted cash flow technique incorporating assumptions about the timing and amount of future projected cash payments from the FDIC related to the resolution of covered assets. The factors that impact estimates of future cash flows are similar to those impacting estimated cash flows from covered loans described above. The discount rate is determined by adjusting the risk free rate to incorporate credit risk, uncertainty in the estimate of future cash flows and illiquidity.

Deposits:

        The fair value of demand deposits, savings accounts and money market deposits is the amount payable on demand at the reporting date. The fair value of time deposits is estimated using a discounted cash flow analysis based on rates currently offered for deposits of similar remaining maturities.

FHLB advances:

        The fair value of the borrowings is estimated by discounting the future cash flows using the current rate at which borrowings with similar terms and remaining maturities could be obtained.

Note 17 Fair Value

        The Bank groups its assets and liabilities measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. These levels are as follows:

        Level 1—Assets or liabilities for which the identical item is traded on an active exchange, such as publicly-traded instruments or futures contracts.

        Level 2—Assets and liabilities valued based on observable market data for similar instruments.

        Level 3—Assets or liabilities for which significant valuation assumptions are not readily observable in the market; instruments valued based on the best available data, some of which is internally-developed, and considers risk premiums that a market participant would require. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

        In instances where there is limited or no observable market data, fair value measurements for assets and liabilities are based primarily upon the Bank's own estimates or combination of such estimates and independent vendor or broker pricing. When determining the fair value measurements for assets and liabilities and the related fair value hierarchy, the Bank considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability (observable inputs). When possible, the Bank looks to active and observable markets to price identical assets or liabilities and when identical assets and liabilities are not traded in active markets, the Bank looks to market observable data for similar assets and liabilities. It is the Bank's policy to maximize the use of observable inputs and minimize the use of unobservable inputs. Unobservable inputs are only used to measure fair value to the extent that observable inputs are not available. The need to use unobservable inputs generally results from the lack of market liquidity, resulting in diminished observability of both actual trades and assumptions that would otherwise be available to value these instruments, or the value of the underlying collateral is not market observable. Although third party price indications may be available for a security, limited trading activity would make it difficult to support the observability of these quotations.

        The following is a description of the valuation methodologies used for financial assets and liabilities measured at fair value on a recurring basis, as well as the general classification of each instrument under the valuation hierarchy.

Assets and Liabilities Carried at Fair Value on a Recurring Basis

        Investment securities available for sale—Investment securities available-for-sale are carried at fair value on a recurring basis. When available, fair value is based on quoted prices in an active market and as such would be classified as Level 1 (e.g., U.S. Government agencies and sponsored enterprises securities, preferred stock of U.S. Government agencies and mutual funds). If quoted market prices are not available, fair values are estimated using quoted prices of securities with similar characteristics, discounted cash flows or other pricing models. Investment securities available for sale that the Bank classifies as Level 2 include U.S. Government agencies mortgage-backed securities and collateralized mortgage obligations, preferred stock of other issuers and State and municipal obligations. All other investment securities available for sale are classified as Level 3 and include private label mortgage pass-through certificates, collateralized debt obligations and other debt securities, for which fair value estimation requires the use of unobservable inputs. The Bank values these securities using third party proprietary pricing models that incorporate observable and unobservable inputs.

        The following table presents the financial instruments measured at fair value on a recurring basis as of May 21, 2009 on the consolidated balance sheet utilizing the hierarchy discussed above (in thousands):

	May 21, 2009
	Level 1	Level 2	Level 3	Total
Investment Securities Available for Sale:
U.S. Treasury securities	$35,423	$—	$—	$35,423
U.S. Government agencies and sponsored enterprises mortgage-backed securities	—	227,879	—	227,879
Other collateralized mortgage obligations	—	—	1,785	1,785
Mortgage pass-through certificates	—	—	230,091	230,091
Mutual funds and preferred stocks	17,981	113	—	18,094
State and municipal obligations	—	22,446	250	22,696
Other debt securities	—	1,300	1,676	2,976

Total assets at fair value	$53,404	$251,738	$233,802	$538,944

        The following table identifies changes in Level 3 financial instruments that are measured at fair value on a recurring basis as of May 21, 2009. Level 3 financial instruments typically include unobservable components, but may also include some observable components that may be validated to external sources. The gains or losses in the following table may include changes to fair value due in part to unobservable factors that may be part of the valuation methodology (in thousands):

	Other Collateralized Mortgages Obligations	Mortgages Pass-through Certificates	State and Municipal obligations	Other Debt Securities
Balance September 30, 2008	$3,463	$394,321	$250	$6,490
Total net gains (losses) for the year included in:
Other comprehensive income	(1,554)	(57,543)	(0)	(80)
Purchases, sales or settlements, net	(124)	(106,687)	(0)	(4,734)

Balance May 21, 2009	$1,785	$230,091	$250	$1,676

Financial Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

        Loans are measured for impairment using the fair value of the collateral. Fair value of the loan collateral is primarily determined using estimates which generally use the market and income approach valuation technique and use observable market data to formulate an opinion of the estimated fair value. When current appraisals are not available, the Bank uses its judgment regarding changes in market conditions, based on observable market inputs, to adjust the latest appraised value available. As a result, the estimated fair value is considered Level 3.

Fair Value of Financial Instruments

        The following table presents the carrying value and fair value of financial instruments as of May 21, 2009:

	May 21, 2009
	Carrying Value	Fair Value
Financial Instruments:
Assets:
Cash and cash equivalents	$1,143,280	$1,143,280
Investment securities available for sale, at fair value	538,944	538,944
Federal Home Loan Bank stock	243,334	243,334
Loans held for sale	788	788
Loans held in portfolio, net	9,787,042	5,010,328
Bank owned life insurance	129,111	129,111
Accrued interest receivable	43,310	43,310
Liabilities:
Demand deposits, savings, money market and certificates of deposit	8,555,907	8,664,473
Securities sold under agreements to repurchase	1,310	1,310
Advances from Federal Home Loan Bank	4,429,350	4,630,614
Accrued interest payable	52,283	52,283
Income taxes payable	—	—
Advance payments by borrowers for taxes and insurance	52,362	52,362
Other liabilities	58,623	58,623
Derivative instruments	—	—

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments not carried at fair value on recurring basis:

        Certain financial instruments are carried at amounts that approximate fair value, due to their short-term nature or their generally negligible credit risk. The Bank's financial instruments for which fair value approximates the carrying amount at May 21, 2009 include cash and cash equivalents, FHLB stock, accrued interest receivable, Bank owned life insurance, demand deposits, savings and money market accounts, securities sold under agreements to repurchase, income taxes payable, advance payments by borrowers for taxes and insurance and other liabilities.

Loans receivable

        Fair values for all performing loans are estimated using a discounted cash flow analysis, utilizing interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

        Bank Owned Life Insurance—The estimated fair value of Bank Owned Life Insurance is based on the cash surrender value.

Deposits:

        The fair value of demand deposits, savings accounts and money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit are estimated using discounted cash flow analysis using the rates currently offered for deposits of similar remaining maturities.

FHLB advances:

        The fair value of the borrowings is estimated by discounting the future cash flows using the current rate at which similar borrowings with similar remaining maturities could be made.

Short-Term Borrowings	12 Months Ended
Dec. 31, 2010
Short-Term Borrowings [Abstract]
Short-Term Borrowings

Note 10 Short-Term Borrowings

        The following table sets forth information about short-term borrowings, consisting of overnight securities sold under agreements to repurchase, for the year ended December 31, 2010 and the period ended December 31, 2009 (dollars in thousands):

	December 31, 2010	December 31, 2009
Maximum outstanding at any month-end	$17,459	$2,972
Balance outstanding at end of year	$492	$2,972
Average outstanding during the year	$7,812	$2,091
Average interest rate during the year	0.92%	0.02%
Average interest rate at end of year	0.43%	0.01%

        As of December 31, 2010 and 2009, the Company had pledged mortgage-backed securities with a carrying value of approximately  $25.3 million and  $5.1 million, respectively, as collateral for securities sold under agreements to repurchase.

        As of December 31, 2010, the Bank had unused borrowing capacity at the Federal Reserve Bank of approximately  $74.4 million and unused Federal Funds lines of credit with other financial institutions totaling  $85 million.

Commitments and Contingencies	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Commitments and Contingencies

Note 12   Commitments and Contingencies

The Company issues off-balance sheet financial instruments to meet the financing needs of its customers. These financial instruments include commitments to fund loans, unfunded commitments under existing lines of credit, and commercial and standby letters of credit. These commitments expose the Company to varying degrees of credit and market risk which are essentially the same as those involved in extending loans to customers, and are subject to the same credit policies used in underwriting loans. Collateral may be obtained based on the Company's credit evaluation of the counterparty. The Company's maximum exposure to credit loss is represented by the contractual amount of these commitments. Amounts funded under non-cancelable commitments in effect at the date of the Acquisition are covered under the loss sharing agreements if certain conditions are met.

Commitments to fund loans:

These are agreements to lend funds to customers as long as there is no violation of any condition established in the contract. Commitments to fund loans generally have fixed expiration dates or other termination clauses and may require payment of a fee. Many of these commitments are expected to expire without being funded and, therefore, the total commitment amounts do not necessarily represent future liquidity requirements.

Unfunded commitments under lines of credit:

Unfunded commitments under lines of credit include consumer, commercial and commercial real estate lines of credit to existing customers. Many of these commitments have fixed expiration dates or other termination clauses and may require payment of a fee. Some of these commitments may mature without being fully funded.

Commercial and standby letters of credit:

Letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These letters of credit are primarily issued to support trade transactions or guarantee arrangements. Fees collected on standby letters of credit represent the fair value of those commitments and are deferred and amortized over their term, which is typically one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

Total lending related commitments outstanding at June 30, 2011 were as follows (in thousands):

	Covered	Non-Covered	Total

Commitments to fund loans	$—	$163,499	$163,499
Unfunded commitments under existing lines of credit	156,844	309,476	466,320
Commercial and standby letters of credit	—	10,063	10,063
Total	$156,844	$483,038	$639,882

Legal Proceedings

The Company is involved as plaintiff or defendant in various legal actions arising in the normal course of business. While the ultimate outcome of any such proceedings cannot be predicted with certainty, it is the opinion of management, based upon advice of legal counsel, that no proceedings exist, either individually or in the aggregate, which, if resolved adversely to the Company, would have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Note 19 Commitments and Contingencies

        The Company issues off-balance sheet financial instruments in connection with BankUnited's lending activities and to meet the financing needs of its customers. These financial instruments include commitments to fund loans, unfunded commitments under existing lines of credit, and commercial and standby letters of credit. These commitments expose the Company to varying degrees of credit and market risk which are essentially the same as those involved in extending loans to customers, and are subject to the same credit policies used in underwriting loans. Collateral may be obtained based on the Company's credit evaluation of the counterparty. The Company's maximum exposure to credit loss is represented by the contractual amount of these commitments. Amounts funded under non-cancelable commitments in effect at the date of the Acquisition are covered under the loss sharing agreements if certain conditions are met.

Commitments to fund loans:

        These are agreements to lend funds to customers as long as there is no violation of any condition established in the contract. Commitments to fund loans generally have fixed expiration dates or other termination clauses and may require payment of a fee. Many of these commitments are expected to expire without being funded and, therefore, the total commitment amounts do not necessarily represent future liquidity requirements.

Unfunded commitments under lines of credit:

        Unfunded commitments under lines of credit include consumer, commercial and commercial real estate lines of credit to existing customers. Many of these commitments have fixed expiration dates or other termination clauses and may require payment of a fee. Some of these commitments may mature without being fully funded.

Commercial and standby letters of credit:

        Letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These letters of credit are primarily issued to support trade transactions or guarantee arrangements. Fees collected on standby letters of credit represent the fair value of those commitments and are deferred and amortized over their term, which is typically one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

        Total lending related commitments outstanding at December 31, 2010 were as follows (in thousands):

	Commitments
	Covered	Non-Covered	Total
Commitments to fund loans	$—	$270,461	$270,461
Unfunded commitments under lines of credit	170,380	149,361	319,741
Commercial and standby letters of credit	1,153	11,060	12,213

Total	$171,533	$430,882	$602,415

Other Commitments

Employment Agreements:

        The Company has employment agreements with certain members of senior management. The employment agreements, which establish the duties and compensation of the executives, have terms ranging from one year to three years, with provisions for extensions, and include specific provisions for salary, bonus, other benefits and termination payments in certain circumstances.

Legal Proceedings

        The Company is involved as plaintiff or defendant in various legal actions arising in the normal course of business. While the ultimate outcome of any such proceedings cannot be predicted with certainty, it is the opinion of management, based upon advice of legal counsel, that no proceedings exist, either individually or in the aggregate, which, if resolved adversely to the Company, would have a material effect on the Company's consolidated financial position, results of operations or cash flows.

        In October 2010, the Company reached a settlement with the FDIC regarding a dispute related to the purchase price assigned to certain investment securities acquired in the Acquisition. Under the terms of the settlement, the Company received  $24.1 million from the FDIC. The amount received in this settlement is included in total non-interest income for the year ended December 31, 2010.

Note 15 Commitments and Contingencies

Reserve for Recourse Liability for Loans Sold

        BankUnited has sold and securitized loans (hereinafter referred to as loan sales or loans sold) without recourse to government sponsored entities and private investors. When a loan sold to an investor without recourse contains fraudulent representations, errors, omissions or negligence on the part of the seller or any party involved in the origination, including the borrower or appraiser, or a breach of other representations and warranties, the Bank may be required to repurchase the loan or indemnify the investor for losses sustained.

        The estimated losses related to forecasted loan repurchase activity and make whole indemnity claims meet the criteria for accrual of a loss contingency as of September 30, 2008. Management estimated the amount of potential losses related to the Bank's recourse obligations as of September 30, 2008 based on various sensitivity analyses taking into account historical experience and trends and current and projected market, industry and economic conditions. These factors are used to develop forecasted repurchase activity and estimated severity of losses. This analysis resulted in the Bank recording a provision for recourse liability amounting to  $12.4 million during the year ended September 30, 2008, which is included in gain (loss) on sale of loans in the consolidated statement of operations. The reserve for recourse liability on loans sold is included in other liabilities in the consolidated balance sheets as of May 21, 2009. The Bank accounts for loans repurchased under recourse provisions at fair value on the date of repurchase, and recognizes an adjustment to the reserve for recourse liability for any difference between the fair value of the loan and the amount due to the investor.

        A summary of the activity in the reserve for the period ended May 21, 2009 and the year ended September 30, 2008 is as follows:

	For The Period Ended May 21, 2009	For The Year Ended September 30, 2008
Balance at beginning of period	$8,663	$—
Provision for recourse liability	—	12,400
Mark-to-market adjustment for loans repurchased	(1,635)	(3,689)
Make whole indemnifications	(2,786)	(48)

Balance at end of period	$4,242	$8,663

Financial Instruments Commitments

        The Bank issues off-balance sheet financial instruments in connection with BankUnited's lending activities and to meet the financing needs of its customers. These financial instruments include commitments to fund loans, lines of credit, and commercial and standby letters of credit. These commitments expose the Bank to varying degrees of credit and market risk which are essentially the same as those involved in extending loans to customers, and are subject to the Bank's credit policies. The Bank follows the same credit policies in making commitments as it does for instruments recorded on the Bank's consolidated balance sheet. Collateral is obtained based on management's assessment of the customer's credit risk. The Bank's exposure to credit loss is represented by the contractual amount of these commitments.

        Total commitments at May 21, 2009 were as follows (in thousands):

Commitments to fund loans
Commercial and commercial real estate	$18,438
Construction	25,148
Unfunded commitments under line of credit	294,748
Commercial and standby letters of credit	27,149

Total	$365,483

Commitments to fund loans:

        These are agreements to lend funds to customers as long as there is no violation of any condition established in the contract. Commitments to fund loans generally have fixed expiration dates or other termination clauses and may require payment of a fee. Many of these commitments are expected to expire without being funded, and therefore the total commitment amounts do not necessarily represent future liquidity requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral required in connection with an extension of credit is based on management's credit evaluation of the counterparty.

Unfunded commitments under lines of credit:

        To accommodate the financial needs of customers, the Bank makes commitments under various terms to lend funds to consumers and businesses. Unfunded commitments under lines of credit include consumer, commercial and commercial real estate lines of credit to existing customers. Many of these commitments have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of these commitments are expected to expire without being funded, the total commitment amounts do not necessarily represent future liquidity requirements. The amount of collateral obtained, if it is deemed necessary, is based on management's credit evaluation of the customer.

Commercial and standby letters of credit:

        Letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those letters of credit are primarily issued to support trade transactions or guarantee arrangements. Fees collected on standby letters of credit represent the fair value of those commitments and are deferred and amortized over their term, which is typically one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. BankUnited generally holds collateral supporting those commitments if deemed necessary.

Other Commitments

        Employment Agreements.    The Bank has employment and change in control agreements with certain members of senior management. The employment agreements, which establish the duties and compensation of the executives, have terms ranging from one year to five years, and include specific provisions for salary, bonus, other benefits and termination payments in certain circumstances. In addition to other provisions, the change in control agreements provide for severance payments in the event of a change in control.

        Operating leases.    BankUnited leases premises and equipment under cancelable and non-cancelable operating leases, some of which contain renewal options under various terms.

Legal Proceedings.

        BankUnited and its subsidiaries, from time to time, are involved as plaintiff or defendant in other various legal actions arising in the normal course of their businesses. While the ultimate outcome of any such proceedings cannot be predicted with certainty, it is the opinion of management, based on advice of legal counsel, that no proceedings exist, either individually or in the aggregate, which, if determined adversely to BankUnited and its subsidiaries, would have a material effect on BankUnited's consolidated financial condition, results of operations or cash flows.

        As discussed in note 1 to the consolidated financial statements, the OTS seized the Bank on May 21, 2009 and appointed the FDIC as receiver. Pursuant to the terms of the Purchase and Assumption Agreement under which the New BankUnited purchased certain assets and assumed certain deposits and other liabilities of the Bank, all defensive litigation liabilities of the Bank were retained by the FDIC, as receiver, except those defensive litigation liabilities that relate to an asset purchased by New BankUnited and that are subject to a loss sharing agreement, which such liabilities were assumed by New BankUnited.

Federal Home Loan Bank Advances	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Federal Home Loan Bank Advances

Note 11 Federal Home Loan Bank Advances

        Information about outstanding Federal Home Loan Bank ("FHLB") advances as of December 31, 2010 follows (dollars in thousands):

	Amount	Range of Interest Rates
Maturing in:
2012	$1,145,000	0.29%	4.83%
2013	565,000	2.38%	4.77%
2014	505,000	3.91%	4.48%
2015	350	0.00%	0.00%

Total contractual balance outstanding	2,215,350
Acquisition accounting fair value adjustment	39,850

Total carrying value	$2,255,200

        The fair value adjustment recorded in conjunction with the Acquisition is being amortized as a reduction to interest expense over the remaining term of the related advances using the effective yield method. Amortization of the fair value adjustment totaled  $23.9 million and  $25.1 million during the year ended December 31, 2010 and the period ended December 31, 2009, respectively.

        The terms of the Company's security agreement with the FHLB require a specific assignment of collateral consisting of qualifying first mortgage loans, commercial real estate loans, home equity lines of credit and mortgage-backed securities with unpaid principal amounts discounted at various stipulated percentages at least equal to 100% of outstanding FHLB advances. As of December 31, 2010 the Company had pledged investment securities and mortgage loans with an aggregate carrying amount of approximately  $3.4 billion as collateral for advances from the FHLB.

        During the period ended December 31, 2009, the Company elected to prepay  $2.71 billion of FHLB advances with a carrying value of  $2.83 billion for an aggregate cash payment of  $2.80 billion. The Company recognized a gain of  $31.3 million on this extinguishment of debt. Also during the period ended December 31, 2009, the Company restructured  $505.0 million in principal amount of FHLB advances. The original advances had a weighted average interest rate and maturity of 3.69% and 1.8 years at the date of restructuring, respectively, and the new advances have a weighted average interest rate and maturity of 4.22% and 4.8 years, respectively. No gain or loss was recognized on the restructuring transactions.

        At December 31, 2010 the Bank's available borrowing capacity at the Federal Home Loan Bank of Atlanta was approximately  $276.8 million.

Note 10 FHLB Advances

        Advances from the FHLB outstanding as of May 21, 2009 incur interest and have contractual repayments as follows (amounts in thousands):

	Amount	Range of Interest Rates
Repayable During Period Ending May 21,
2010	$2,300,000	2.52%	5.24%
2011	605,000	2.47%	4.97%
2012	235,000	2.81%	4.36%
2013	750,000	3.09%	4.83%
2014	—	—	—
2015	100	0.00%	0.00%
2016	364,250	0.00%	4.79%
2017	—	—	—
2018	175,000	2.76%	2.95%

Total Carrying Value	$4,429,350

        The terms of a security agreement with the FHLB include a specific assignment of collateral that requires the maintenance of qualifying first mortgage, commercial real estate loans, home equity lines of credit and mortgage-backed securities as pledged collateral with unpaid principal amounts at least equal to 100% of the FHLB advances, when discounted at various percentages of their unpaid principal balance. As of May 21, 2009 the Bank had pledged investment securities and mortgage loans with an aggregate carrying amount of approximately  $7.9 billion for advances from the FHLB.

        Interest expense for FHLB Advances was  $133.8 million and  $259.0 million, for the period from October 1, 2008 through May 21, 2009, and the fiscal year ended September 30, 2008, respectively.

Earnings per Share	3 Months Ended	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2011
Earnings per Share [Abstract]
Earnings per Share	Earnings per Share

Note 13     Earnings per Share

Basic earnings per common share is calculated by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period, reduced by average unvested stock awards. Unvested stock awards and stock option awards with nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are considered participating securities and are included in the computation of basic earnings per share using the two class method. Diluted earnings per common share is computed by dividing net income by the weighted average number of common shares outstanding for the period, increased for the dilutive effect of unexercised stock options and unvested share awards using the treasury stock method.

The computation of basic and diluted earnings per common share is presented below (in thousands except per share amounts):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Basic earnings (loss) per common share:

Numerator:
Net income (loss)	$43,995	$51,164	$(23,665)	$111,883
Distributed and undistributed earnings allocated to participating securities	(2,216)	—	—	—
Income (loss) available to common shareholders	$41,779	$51,164	$(23,665)	$111,883

Denominator:
Weighted average common shares outstanding	97,243,931	92,946,814	96,432,334	92,941,830
Less average unvested stock awards	(1,785,151)	—	(1,547,363)	—
Weighted average shares for basic earnings (loss) per share	95,458,780	92,946,814	94,884,971	92,941,830

Basic earnings (loss) per common share	$0.44	$0.55	$(0.25)	$1.20

Diluted earnings (loss) per common share:

Numerator:
Income (loss) available to common shareholders	$41,779	$51,164	$(23,665)	$111,883
Adjustment for earnings reallocated from participating securities	2	—	—	—
Income (loss) used in calculating diluted earnings per share	$41,781	$51,164	$(23,665)	$111,883

Denominator:
Average shares for basic earnings per share	95,458,780	92,946,814	94,884,971	92,941,830
Dilutive effect of stock options	166,601	—	—	—
Weighted average shares for diluted earnings (loss) per share	95,625,381	92,946,814	94,884,971	92,941,830

Diluted earnings (loss) per common share	$0.44	$0.55	$(0.25)	$1.20

No participating securities were outstanding during the six months and three months ended June 30, 2010.

For the three and six months ended June 30, 2011 and 2010, the following potentially dilutive securities were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Unvested shares	1,281,297	—	1,281,297	—
Options	4,534,970	607,800	5,471,627	607,800

Benefit Plans (BankUnited, FSB and Subsidiaries)	7 Months Ended
May 21, 2009
BankUnited, FSB and Subsidiaries
Benefit Plans

Note 13 Benefit Plans

BankUnited 401(k) Plan

        The Bank sponsors a 401(k) profit sharing plan (the "401(k) Plan") for eligible employees. Under the terms of the 401(k) Plan, eligible employees may contribute up to the limits set by law. Employees are eligible to participate in the plan after one month of service and the Bank's matching contributions begin vesting after two years of service at the rate of 25% per year up to 100% by the fifth year of service. The Bank makes matching contributions to the 401(k) Plan equal to 75% of the eligible employee pre-tax contribution up to 6% of salary. The matching contributions are made in the form of cash and allocated to the 401(k) Plan participants' investments. For the period from October 1, 2008 through May 21, 2009 and for the fiscal year ended September 30, 2008, the Bank made matching contributions of approximately  $1.4 million and  $2.4 million, respectively.

Warrant Issued to the FDIC	12 Months Ended
Dec. 31, 2010
Warrant Issued to the FDIC [Abstract]
Warrant Issued to the FDIC

Note 15 Warrant Issued to the FDIC

        In connection with the Acquisition, BUFH issued a warrant to the FDIC. The warrant had an initial contractual term of ten years and becomes exercisable for a sixty day period beginning on the tenth day after the consummation of a qualifying IPO or exit event from which total tangible equity value arises exceeding the value that would be implied if the Company was valued at the average price-to-tangible book value multiple for the top quartile of publicly-traded U.S. banks and thrifts with total assets in excess of  $10 billion.

        In the event that the warrant becomes exercisable as a result of a qualifying IPO, the FDIC will be entitled to acquire a number of common shares of the registrant at an exercise price of  $0.01 per share equal to the amount obtained by dividing (i) the warrant value, as defined, by (ii) the applicable IPO price minus the exercise price per share. If the exercisability event is an exit event, the FDIC will be entitled to acquire a number of common shares of the entity acquiring BUFH or the Company, equal to the amount obtained by dividing (i) the warrant value as defined by (ii) the applicable exit event price minus the exercise price per share, unless the common shares do not meet certain criteria, in which case the FDIC shall receive substitute securities having an aggregate value of the sum of the warrant value and the exercise price. The warrant is redeemable by BUFH or the Company for cash after it becomes exercisable at a redemption price equal to the warrant value, as defined.

        The Company has classified this warrant as a liability to BUFH in the accompanying consolidated balance sheets. In October 2010, the Company and the FDIC agreed to amend the warrant to guarantee a minimum value to the FDIC of  $25.0 million. Included in other liabilities is  $25.0 million and  $3.2 million at December 31, 2010 and 2009, respectively, representing the greater of fair value or the minimum guaranteed value of this instrument. The Company recognized expense of  $21.8 million and  $1.7 million related to the increase in value of this instrument for the year ended December 31, 2010 and the period ended December 31, 2009, respectively. As discussed in Note 21, Subsequent Events, the Company settled the warrant for  $25.0 million in cash in February, 2011.

Related Party Transactions (BankUnited, FSB and Subsidiaries)	7 Months Ended
May 21, 2009
BankUnited, FSB and Subsidiaries
Related Party Transactions

Note 16 Related Party Transactions

        The Bank has a Management Agreement with BKUNA dated October 1, 2006. The Management Agreement requires that BKUNA reimburse the Bank for management and other services provided to BKUNA on a monthly basis. BKUNA paid management fees to the Bank in conjunction with the Management Agreement amounting to  $0.6 million and  $1.1 million for the period ended May 21, 2009 and for the year ended September 30, 2008, respectively. The management fees paid by BKUNA are included in non-interest income—service charges in the consolidated statements of operations.

        The Bank and BU Financial Services (BUFS), a wholly-owned subsidiary of BKUNA, entered into a Fee Agreement dated October 1, 2007. The Fee Agreement requires that BUFS reimburse the Bank for management and other services provided to BUFS on a monthly basis. BUFS paid management fees to the Bank in conjunction with the Fee Agreement amounting to  $1.2 million and  $4.1 million for the period ended May 21, 2009 and for the year ended September 30, 2008, respectively. The fees received are included in non-interest income—service charges in the consolidated statements of operations.

        The Bank has entered into a Tax Sharing Agreement with BKUNA, whereby the Bank pays to or receives cash from BKUNA as if the Bank filed separate tax returns. Any amount of current tax due to or receivable from BKUNA is included in the intercompany balance.

        The consolidated balance sheet includes  $10.6 million in other assets as of May 21, 2009, related to amounts receivable from BKUNA and BUFS related to the intercompany agreements discussed above and other intercompany transaction in the ordinary course of business, including amounts related to intercompany settlement of current taxes due or payable. In addition, included in interest bearing demand deposits in the accompanying consolidated balance sheet as of May 21, 2009 is  $18.1 million of deposits from BKUNA and BUFS.

        From time to time, the Bank makes loans in the ordinary course of business as a financial institution to directors, officers and employees of the Bank, as well as to members of their immediate families and affiliates, to the extent consistent with applicable laws and regulations. As of May 21, 2009 these loans totaled  $1.7 million.

        For the period ended May 21, 2009 and the year ended September 30, 2008, the Bank retained the law firm of Camner, Lipsitz and Poller, P.A ("CLP"), as general counsel. The Bank's and BKUNA's former Chief Executive Officer and Chairman of the Board of Directors, until October 20, 2008 is the senior managing director of CLP and one of two of the shareholders of the law firm. For the period ended May 21, 2009 and the year ended September 30, 2008, the Bank paid CLP approximately  $3.2 million and  $7.1 million, respectively, in legal fees and reimbursable expenses, related to loan closings, foreclosures, litigation, corporate and other matters.

        CLP subleases approximately 2,223 square feet of office space in Coral Gables, Florida from the Bank. The sublease extends through January 31, 2014 and may be renewed for up to four additional five-year terms, subject to the Bank exercising its right to renew under the master lease. Under the terms of the sublease the minimum annual rental payments for the property is  $65.7 thousand. Payments from CLP to the Bank during the period from October 1, 2008 to May 21, 2009 and the fiscal year ended September 30, 2008, totaled  $55 thousand and  $81 thousand, respectively, which included payments for tenant improvements of  $8 thousand and  $13 thousand, respectively. The Bank believes that the terms of the sublease reflect market rates comparable to those prevailing in the area for similar rental properties involving non-affiliated parties at the time the sublease was made.

        For the period ended May 21, 2009 and the fiscal year ended September 30, 2008, BankUnited obtained policies for directors' and officers' liability insurance, banker's blanket bond insurance, commercial multi-peril insurance, workers' compensation insurance and BankUnited's health and dental insurance through HBA Insurance Group, of which a director of the Bank, is a member of the Board of Directors and shareholder. For the period ended May 21, 2009 and the year ended September 30, 2008, the Bank paid HBA Insurance Group  $490 thousand and  $350 thousand, respectively, in commissions on premiums paid for these policies.

        The Bank paid the firm of Rachlin, LLP  $10 thousand and  $75 thousand for consulting services for the period ended May 21, 2009 and the year ended September 30, 2008, respectively. The managing partner of Rachlin, LLP is a member of the Bank's Board of Directors.

Regulatory Capital	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Regulatory Capital

Note 17 Regulatory Capital

        BankUnited's regulatory capital levels as of December 31, 2010 and 2009 were as follows (dollars in thousands):

	December 31, 2010
	Actual		Required to be Considered Well Capitalized		Required to be Considered Adequately Capitalized
	Ratio	Amount	Ratio	Amount	Ratio	Amount
Tier 1 leverage ratio(1)	10.34%	$1,107,820	8.00%	$857,107	8.00%	$857,107
Tier 1 risk-based capital ratio	41.30%	$1,107,820	6.00%	$160,942	4.00%	$107,295
Total risk based capital ratio	42.04%	$1,127,661	10.00%	$268,235	8.00%	$214,588

	December 31, 2009
	Actual		Required to be Considered Well Capitalized		Required to be Considered Adequately Capitalized
	Ratio	Amount	Ratio	Amount	Ratio	Amount
Tier 1 leverage ratio(1)	8.78%	$966,749	8.00%	$880,865	8.00%	$880,865
Tier 1 risk-based capital ratio	40.42%	$966,749	6.00%	$143,506	4.00%	$95,670
Total risk based capital ratio	40.55%	$969,716	10.00%	$239,141	8.00%	$191,313
(1)
A condition for approval of the application for Federal Deposit Insurance requires the Bank to maintain a Tier 1 leverage ratio of no less than eight percent throughout the first three years of operation.

        For purposes of risk based capital computations, the FDIC Indemnification asset and the covered assets are risk-weighted at 20% due to the conditional guarantee represented by the loss sharing agreements.

        Regulations from the Office of Thrift Supervision ("OTS") require that savings institutions submit notice to the OTS prior to making a capital distribution if (a) they would not be well capitalized after the distribution, (b) the distribution would result in the retirement of any of the institution's common or preferred stock or debt counted as its regulatory capital, or (c) like the Bank, the institution is a subsidiary of a holding company. A savings institution must apply to the OTS to pay a capital distribution if (a) the institution would not be adequately capitalized following the distribution, (b) the institution's total distributions for the calendar year exceeds the institution's net income for the calendar year to date plus its net income (less distributions) for the preceding two years, or (c) the distribution would otherwise violate applicable law or regulation or an agreement with or condition imposed by the OTS. If neither the savings institution nor the proposed capital distribution meet any of the foregoing criteria, then no notice or application is required to be filed with the OTS before making a capital distribution. The OTS may disapprove or deny a capital distribution if in the view of the OTS, the capital distribution would constitute an unsafe or unsound practice. Declaration and payment of dividends may be further limited by regulation or by guidelines prescribed in the business plan submitted to the OTS in connection with the approval order for BankUnited.

Note 12 Regulatory Capital

        See Note 1 for a discussion of regulatory matters affecting regulatory capital.

        On September 5, 2008, BankUnited received notification that the OTS reclassified the Bank's regulatory capital status from well-capitalized to adequately capitalized due to the deterioration in the Bank's non-traditional mortgage loan portfolio, the concentration of risk associated with that portfolio, and a resultant need for significant additional capital. As of May 21, 2009, the Bank had negative regulatory capital which created significant capital deficiencies in Tier 1 leverage, Tier 1 risk-based and total risk-based capital ratios.

        No capital distributions were made by the Bank during the period ended May 21, 2009, and for the fiscal year ended September 30, 2008.

        In the fiscal year ended September 30, 2008, BKUNA, the Bank's sole shareholder at that time, contributed  $80 million, in additional capital to the Bank.

Condensed Financial Statements of the Parent Company	12 Months Ended
Dec. 31, 2010
Condensed Financial Statements of the Parent Company [Abstract]
Condensed Financial Statements of the Parent Company

Note 20 Condensed Financial Statements of the Parent Company

        Condensed financial statements of BankUnited, Inc. are presented below (in thousands):

Condensed Balance Sheets

	December 31, 2010	December 31, 2009
Assets:
Cash and cash equivalents	$83,236	$27,717
Investment in subsidiaries	1,209,661	1,055,196
Due from subsidiaries	32,574	7,323
Deferred tax asset, net	12,574	13,623
Other assets	3,329	3,167

Total assets	$1,341,374	$1,107,026

Liabilities and Stockholder's Equity:
Liability for profits interest units of BUFH	$44,964	$8,793
FDIC warrant liability	25,000	3,168
Other liabilities	17,902	805

Total liabilities	87,866	12,766

Stockholder's equity	1,253,508	1,094,260

Total liabilities and stockholder's equity	$1,341,374	$1,107,026

Condensed Statements of Income

	Year Ended December 31, 2010	Period from April 28, 2009 Through December 31, 2009
Income:
Service fees from subsidiaries	$25,797	$3,183
Equity in earnings of subsidiaries	209,753	152,943

Total	235,550	156,126

Expense:
Employee compensation and benefits	41,817	12,124
Acquisition related costs	—	39,800
Other	3,425	1,111

Total	45,242	53,035

Income before income taxes	190,308	103,091
Provision (benefit) for income taxes	5,573	(15,955)

Net income	$184,735	$119,046

Condensed Statements of Cash Flows

	Year Ended December 31, 2010	Period from April 28, 2009 Through December 31, 2009
Cash flows from operating activities:
Net income	$184,735	$119,046
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in earnings of subsidiaries, net of dividends	(149,753)	(152,943)
Stock-based compensation	1,301	210
Change in fair value of equity instruments classified as liabilities	35,062	10,497
Depreciation and amortization	100	—
Deferred income taxes	1,049	(13,057)
Increase in due from subsidiaries	(25,251)	(6,424)
Decrease (increase) in other assets	461	(3,167)
Increase in other liabilities	26,038	805

Net cash provided by (used in) operating activities	73,742	(45,033)

Cash flows from investing activities:
Capital contributions to subsidiary	—	(875,000)
Purchase of office properties and equipment	(723)	—

Net cash used in investing activities	(723)	(875,000)

Cash flows from financing activities:
Capital contribution	2,500	947,750
Dividends paid	(20,000)	—

Net cash (used in) provided by financing activities	(17,500)	947,750

Net increase in cash and cash equivalents	55,519	27,717
Cash and cash equivalents, beginning of period	27,717	—

Cash and cash equivalents, end of period	$83,236	$27,717

Supplemental schedule of non-cash investing and financing activities:

Dividends declared	$14,000	$—

        BankUnited, Inc.'s investment in the Bank totaled  $1,208,706 (in thousands) at December 31, 2010. Dividends received by BankUnited, Inc. from the Bank totaled  $60 million for the year ended December 31, 2010. No dividends were paid by the Bank to BankUnited, Inc. during the period ended December 31, 2009.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 21 Subsequent Events

        Subsequent events have been evaluated for potential recognition and disclosure through the date that the consolidated financial statements were filed with the Securities and Exchange Commission.

Stock split

        As discussed in Note 16, the Board of Directors authorized a 10-for-1 split of the Company's outstanding common shares effective January 10, 2011.

Initial public offering

        On February 2, 2011, the Company closed its IPO of 33,350,000 shares of common stock at  $27.00 per share. In the offering, the Company sold 4,000,000 shares and selling stockholders sold 29,350,000 shares. Proceeds received by the Company on the sale of the 4,000,000 shares amounted to  $102,600,000, net of underwriting discounts. Immediately prior to the completion of the offering, a reorganization was effected in accordance with BUFH's LLC agreement, pursuant to which all equity interests in the Company were distributed to the members of BUFH and BUFH was liquidated.

        Immediately prior to the IPO, all issued and outstanding IRR-based PIUs were vested. The time-based and IRR-based PIUs outstanding were exchanged for 1,931,745 restricted shares and 3,863,491 unrestricted shares of the Company's common stock, 3,023,314 vested stock options and 1,511,656 unvested stock options. In January, 2011, the Company recorded approximately  $110.4 million in compensation expense related to the exchange and the vesting of the IRR-based PIUs. This expense, which is not deductible for tax purposes, resulted in an offsetting increase in paid-in capital.

FDIC warrant

        In February, 2011, the Company redeemed the FDIC warrant for its agreed upon value of  $25.0 million in cash.

Dividends

        In March, 2011, the Company's Board of Directors approved the payment of a quarterly dividend on its common stock of  $0.14 per share payable on April 15, 2011 to holders of record as of April 1, 2011.